As filed with the U.S. Securities and Exchange Commission on April 27, 2010

Registration No. 333-164158

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-7766

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST EFFECTIVE AMENDMENT NO. 1 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 34 [X]

John Hancock Variable Life Account UV

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company (U.S.A.)

U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 3, 2010 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485

[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 3, 2010

for interests in

Separate Account UV

Interests are made available under

FLEX-V1

a scheduled premium life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

The policy provides fixed account options with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B	International Equity Index B	Mid Value
Active Bond	International Value	Money Market B
Blue Chip Growth	Lifestyle Balanced	Optimized All Cap
Capital Appreciation	Lifestyle Growth	Real Estate Securities
Emerging Markets Value	Lifestyle Moderate	Short Term Government Income
Equity-Income	Mid Cap Index	Small Cap Growth
Global Bond	Mid Cap Stock	Total Bond Market B
High Yield

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•

The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds”, the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the contingent deferred sales charge (“CDSC”). We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” Premiums are scheduled and payable during the lifetime of the insured person in accordance with our established rules and rates. Premiums are payable at our Life Servicing Office on or before the due date specified in the policy.

Summary of policy benefits

Death benefit

The death benefit payable upon the death of the insured person is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.

Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the policy is the same as the Sum Insured at issue shown in the policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on your request. We guarantee that, regardless of the investment experience of the investment options, the death benefit will never be less than the Guaranteed Death Benefit.

Extra Death Benefit. An Extra Death Benefit may be available from time to time on policy anniversaries. If you exercise an Extra Death Benefit Value Option on a policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the account value, Benchmark Value and the sex and age of the insured person on the policy anniversary as of which the Option is exercised. See “Value Options.” The insured person’s age on a policy anniversary is the age of the insured person on his or her birthday nearest that date.

Current Death Benefit. The Current Death Benefit on any date is the account value on that date times the Death Benefit Factor shown in the policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured person. The Death Benefit Factor decreases from year to year as the attained age of the insured person increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, and for a male age 76 is 1.3325. A complete list of Death Benefit Factors is set forth in the policy. The Current Death Benefit is variable — that is it increases as the account value increases and decreases as the account value decreases.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	plus or minus the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

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Partial withdrawals

Under our current administrative rules, you may make a partial withdrawal of your policy’s Excess Value, if any, once in each policy year after the first policy year (see “Excess Value and its components”). Each partial withdrawal must be at least $500. There is a charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge.

Policy loans

You may borrow from your policy at any time after the first policy year by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account UV (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

Any amount of premium required to keep the policy in force is in default if not paid on or before its scheduled due date, but the policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Modified schedule premium risk

If you choose the Modified Schedule as the basis for the Basic Premium on the policy (see “Choice of premium schedule”), the Basic Premium is initially lower than if you’d chosen the Level Schedule. However, under the Modified Schedule the Basic Premium will be recalculated no later than the policy anniversary nearest the insured person’s 72nd birthday. The Basic Premium could be considerably higher after recalculation.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the series funds.

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Access to funds risk

There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge (“CDSC”) that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 11 policy years have passed. See the “Fee Tables” section of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $25. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term “business day” is defined under “The account value.”

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the number of options you can invest in at one time. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option’s underlying fund to increased portfolio transaction costs and/or disrupt the fund manager’s ability to effectively manage the fund’s investment portfolio in accordance with the fund’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing account value”) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so.

Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7-pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

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Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay when certain events occur, such as when you pay a premium, surrender the policy, withdraw account value, or transfer account value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium sales charge	Upon payment of premium	5% of premium paid in any policy year
Premium tax charge	Upon payment of premium	2.5% of each premium paid
Maximum premium processing charge	Upon payment of premium	$2
Maximum contingent deferral sales charge (CDSC)	Upon surrender of policy within the period stated Upon decrease in Sum Insured	15% of premiums paid (or Modified Premiums due) for surrenders in policy years 1-6(1) Pro rata portion of applicable CDSC
Maximum premium recalculation charge	Upon premium recalculation(2)	3% of amount of account value applied to reduce Basic Premium
Maximum Extra Death Benefit Option charge	Upon exercise of the Extra Death Benefit Option	3% of amount of Excess Value applied
Maximum Basic Premium Reduction Value Option charge	Upon exercise of the Basic Premium Reduction Value Option	3% of amount of Excess Value applied
Extra mortality risk charge(3)	Upon payment of Required Premium	Up to $76.98 per $1,000 of current Sum Insured
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal amount or $25

(1)	The CDSC percentage decreases in later policy years as follows: for policy year 7, it is 14.17%; for policy year 8, it is 10.86%; for policy year 9, it is 7.13%; for policy year 10, it is 4.22%; for policy year 11, it is 1.90%; and for policy years 12 and later, it is 0%.

(2)	This charge applies only if the new Basic Premium after recalculation is less than the Basic Premium on the Level Schedule for the insured person’s age at issue of the policy. This charge is mandatory in that premium recalculation will automatically occur if not requested prior to the later of (i) the policy anniversary nearest the insured person’s 69th birthday, or (ii) the ninth policy anniversary.

(3)	This charge is determined in accordance with our underwriting rules and is assessed if the insured person does not qualify for either the preferred or standard underwriting class. Underwriting classifications are based upon a number of factors, the most important of which is medical history.

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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and a portion of the rider charges, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge:(1)
Minimum charge	Monthly	$0.06 per $1,000 of AAR	$0.06 per $1,000 of AAR
Maximum charge	Monthly	$165.34 per $1,000 of AAR	$165.34 per $1,000 of AAR
Charge for representative insured person	Monthly	$0.18 per $1,000 of AAR	$0.18 per $1,000 of AAR
Issue charge	Monthly	$5 plus 1¢ per $1,000 of Sum Insured at issue	$5 plus 1¢ per $1,000 of Sum Insured at issue
Maximum maintenance charge	Monthly	$4 plus 2¢ per $1,000 of current Sum Insured	$4 plus 2¢ per $1,000 of current Sum Insured
Guaranteed death benefit charge	Monthly	3¢ per $1,000 of current Sum Insured	1¢ per $1,000 of current Sum Insured
M&E charge(2)	Daily from separate account assets	.002% of assets	.002% of assets
Maximum policy loan interest rate(3)	Accrues daily Payable annually	6.00%	6.00%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred non-tobacco underwriting risk. The “maximum” rate shown in the table is for a $100,000 policy issued to cover a 99 year old male standard tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.

(2)	This charge only applies to separate account assets (i.e, those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .60% on a guaranteed basis and .60% on a current basis.

(3)	6.00% is the effective annual interest rate charged in states where the fixed loan interest rate is applicable. In all other states, the loan interest rate is variable and will not be less than 5.00%. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate that is 1% less than the loan interest rate in policy years 1-20 and 0.5% less than the loan interest rate thereafter. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Insured or Spouse YRT Rider:(1)
Minimum Charge	Monthly	$0.08 per $1,000 of YRT death benefit
Maximum Charge	Monthly	$83.33 per $1,000 of YRT death benefit
Charge for representative person	Monthly	$0.20 per $1,000 of YRT death benefit
Children’s Insurance Benefit Rider	Monthly	$0.50 per $1,000 Rider Sum Insured
Accidental Death Benefit Rider:(2)
Maximum Charge	Monthly	$0.75 per $1,000 of accidental death benefit
Maximum Charge	Monthly	$1.71 per $1,000 of accidental death benefit
Charge for representative insured person	Monthly	$0.78 per $1,000 of accidental death benefit
Disability Payment of Premium Rider:(3)
Minimum Charge	Monthly	$0.02 per $1,000 of current Sum Insured
Maximum Charge	Monthly	$0.48 per $1,000 of current Sum Insured
Charge for representative insured person	Monthly	$0.05 per $1,000 of current Sum Insured
Applicant Payment of Premium Rider:(4)
Minimum Charge	Monthly	0.003 times Required Premium for base policy and all other riders
Maximum Charge	Monthly	0.04 times Required Premium for base policy and all other riders
Charge for representative insured person	Monthly	0.004 times Required Premium for base policy and all other riders
10 Year Level Term Rider:(5)
Minimum Charge	Monthly	$0.23 per $1,000 of term death benefit
Maximum Charge	Monthly	$2.46 per $1,000 of term death benefit
Charge for representative insured person	Monthly	$0.37 per $1,000 of term death benefit

(1)	“YRT” stands for “Yearly Renewable Term.” The charge for this rider is determined by multiplying the amount of insurance under the rider by the applicable cost of insurance rate for the rider. The rates vary widely depending upon the amount of YRT coverage and the insurance risk characteristics and gender of the person insured under the rider. The “minimum” rate shown in the table is the rate for a rider with $1,000,000 of coverage insuring a 0 year old female preferred underwriting risk. The “maximum” rate shown in the table is the rate for a rider with $100,000 of coverage insuring a 99 year old male standard tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk with $100,000 of rider coverage. If the Disability Payment of Premium Rider is also elected, the charge for this rider will be increased by 54%. If the person covered under this rider is rated substandard, there will be an extra charge for this rider of up to $116.04 per $1,000 of YRT death benefit.

(2)	The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rates vary by the issue age and the insurance risk characteristics of the insured person. The “minimum” rate shown in the table is for a 20 year old male tobacco underwriting risk. The “maximum” rate shown in that table is for an 85 year old female preferred non- tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk.

(3)	The charge for this rider is determined by multiplying the current Sum Insured under the policy by the applicable rate. The rates vary widely depending upon the age and rider underwriting rating of the insured person. The “minimum” rate shown in the table is for a 0-3 year old insured person with a standard rider rating. The “maximum” rate shown in the table is for a 57-58 year old insured person with the maximum substandard rider rating. The “representative insured person” referred to in the table is a 35 year old with a standard rider rating.

(4)	The charge for this rider is determined by multiplying the total Required Premium for the base policy and the charges for all other riders by the applicable rate. The rates vary widely depending upon the age of the applicant and the age of the insured person. The “minimum” rate shown in the table is for an 18 year old applicant and a 0 year old insured person. The “maximum” rate shown in the table is for a 50 year old applicant and a 14 year old insured person. The “representative applicant and insured person” referred to in the table are 35 and 0 years old, respectively.

(5)	The charge for this rider is determined by multiplying the term death benefit under the rider by the applicable rate. The rates vary widely depending upon the age and gender of the person insured under the rider. The “minimum” rate shown in the table is for a 20 year old female. The “maximum” rate shown in the table is for a 64 year old male. The “representative insured person” referred to in the table is a 35 year old male.

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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/ or service 12b-1) fees, and other expenses	0.49%	1.10%

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The John Hancock Trust is a so-called “series” type mutual fund and is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

Active Bond	Declaration Management & Research LLC; and MFC Global Investment Management (U.S.), LLC

To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Blue Chip Growth	T. Rowe Price Associates, Inc.

To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.

Capital Appreciation	Jennison Associates LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

Emerging Markets Value	Dimensional Fund Advisors LP

To seek long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the investment committee of the subadviser.

Equity-Income	T. Rowe Price Associates, Inc.

To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Global Bond	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings from one of the ratings agencies listed below (or, if unrated, are considered by the subadviser to be of equivalent quality):

Rating Agency
		Moody’s:	Ba through C
		S&P’s:	BB through D
International Equity Index B	SSgA Funds Management, Inc.

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of companies located outside the U.S., including in emerging markets.
Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 50% in underlying funds that invest primarily in equity securities.

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is also a consideration. The portfolio invests approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 70% in underlying funds that invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Stock	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited

To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.

Real Estate Securities	Deutsche Investment Americas Inc.

To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Short Term Government Income	MFC Global Investment Management (U.S.), LLC

To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. The portfolio seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.

Small Cap Growth	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Total Bond Market B	Declaration Management & Research LLC

To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

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*“MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 2000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company. “S&P MidCap 400, ®” and “S&P SmallCap 600 ®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the ranges of approximate market capitalization, as of February 26, 2010 (except as otherwise indicated), set out below:

    MSCI All Country World Ex US Index — $544 million to $197.9 billion

    Russell 2000 Index — $13 million to $4.6 billion

    Russell MidCap Index — $239 million to $17.5 billion

    Russell MidCap Value Index — $239 million to $14.5 billion

    S&P MidCap 400 Index — $374 million to $8.1 billion

    S&P SmallCap 600 Index — $60 million to $2.8 billion (as of April 9, 2010)

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to an investment option.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account of policy owners) in proportion to the instructions so received.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard

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voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the forgoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account UV, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account UV (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account UV

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

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New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the policy’s fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Premium payments

We call the investments you make in the policy “premiums” or “premium payments.” Premiums are scheduled and payable during the lifetime of the insured person in accordance with our established rules and rates. Premiums are payable at our Servicing Office on or before the due date specified in the policy.

After the payment of the Minimum First Premium (see “Minimum Premium Requirements” below) there are three scheduled due dates in the first policy year. Due dates are the last business day in the third, sixth and ninth policy months. In the second policy year, the scheduled due dates are the last business day in the sixth and twelfth policy months. In the third and all later policy years, the scheduled due date is the last business day of the policy year.

You may pay more than the Required Premium during a policy year and may ask to be billed for an amount greater than any Required Premium. You may also pay amounts in addition to any billed amount. However, each premium payment must be at least $25. We reserve the right to limit premium payments above the amount of the cumulative Required Premiums due on the policy.

The ability to pay more than the Required Premium provides you with considerable payment flexibility in meeting the premium requirements of the policy. Consider a policy with a $1,000 Required Premium and where you pay $1,250 in each of the first eight policy years. If none of the additional premium of $2,000 is applied under a Value Option (see “Value Options”), the policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled due dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years. If, however, you were to apply $500 of the additional premium to a Value Option, then only $1,500 would remain to meet Required Premiums. The policy would remain in force for at least 9 years but a payment of $500 may be necessary by the end of the tenth policy year to keep the policy in force.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We‘ll monitor your premium payments and let you know if you’re about to exceed this limit. (See “Tax Considerations”).

Also, we may refuse to accept any amount of an additional premium if that amount of premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet

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our requirements for issuing insurance. In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life ..” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Minimum premium requirements

An amount of Required Premium (see “Required Premiums” below) is determined at the start of each policy year. Generally, the full amount of Required Premium must be paid by the last scheduled due date of the policy year. In the first and second policy years, however, there are additional requirements.

In the first policy year, a Minimum First Premium must be received by us at our Servicing Office in order for the policy to be in full force and effect. The Minimum First Premium is equal to the greater of $150 or one-fourth of the Required Premium. Also in the first policy year, one-half of the Required Premium must be received on or before the last business day in the third policy month and three-quarters of the Required Premium must be received on or before the last business day in the sixth policy month.

In the second policy year, one-half of the Required Premium for the second policy year must be received on or before the last business day in the sixth policy month.

Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first policy year would be met if the full Required Premium for the first policy year were paid at issue of the policy.

Generally, we count all premiums received when we determine whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the premium component of Excess Value and amounts applied from the premium component to any Value Option other than the Accumulate Option. The premium requirement will also be deemed satisfied on the last business day of the second or any later policy year if any Excess Value is available on the scheduled due date. See “Value Options.”

Failure to satisfy a premium requirement on a scheduled due date may cause the policy to terminate. See “Lapse” and “Options on lapse” below.

Choice of premium schedule

At the time of application, you can select either a Level Schedule or a Modified Schedule as the basis for the Basic Premium on the policy. The Modified Schedule alternative is not available if the insured person is over age 70 on the issue date of the policy. If the Level Schedule is chosen, the Basic Premium will never increase during the lifetime of the insured person. With the Level Schedule, the Basic Premium is completely insulated from any adverse investment performance. If the Modified Schedule is chosen, the Basic Premium is initially lower than under the Level Schedule. However, a premium recalculation (described below) must occur no later than the policy anniversary nearest the insured person’s 72nd birthday. At the time of the premium recalculation, we determine a new Basic Premium which is payable through the remaining lifetime of the insured person.

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A comparison of the Basic Premiums at issue under the Level and Modified Schedules for a Sum Insured at issue of $100,000 for a male is shown below:

Issue Age	Level	Modified
25	$1,113.00	$708.00
40	$1,954.00	$1,305.00
55	$3,869.00	$2,585.00

Required premiums

The Required Premium determined at the start of each policy year equals an amount for the Basic Death Benefit (“Basic Premium”) or $300 if the annual Basic Premium is less than $300, plus any additional premium for extra mortality risk or additional insurance benefits that have been purchased. The Basic Premium is a level amount that does not change if the Level Schedule is selected. If the Modified Schedule is selected, the Basic Premium does not change until the premium recalculation occurs. See “Premium recalculation.”

If the account value on the business day immediately preceding the policy anniversary, when multiplied by the Death Benefit Factor on that policy anniversary, is equal to or greater than the Guaranteed Death Benefit, then no Required Premium is applicable to the following policy year. This means that even if no premium is paid during the policy year, the premium requirement will be met on the scheduled due date at the end of the policy year. If applicable, we will mail a written notice to you within 10 days after any policy anniversary stating that no premium payment is required in that policy year.

Lapse

Any amount of premium required to keep the policy in force is in default if not paid on or before its scheduled due date, but the policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The policy continues in full force during the grace period. If the insured person dies during the grace period, we will deduct the amount in default from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. If you don’t pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse).

Options on lapse

If a policy lapses, we apply the surrender value on the date of lapse to one of three options for continued insurance that does not require further payment of premium: Variable Paid-Up Insurance, Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person, commencing on the date of lapse.

Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the policy, which the surrender value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in response to the investment experience of the variable investment options.

The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy surrender value will purchase.

The Variable Paid-Up Insurance option is not available unless its initial amount is at least $5,000. If you have elected no option before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk. In either of the latter cases, Fixed Paid-Up Insurance is provided.

You may surrender a policy that is being continued under any of these options for the option’s surrender value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

Reinstatement

You can still reactivate (i.e., “reinstate”) a lapsed policy within 3 years from the beginning of the grace period, unless the surrender value has been paid out or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have

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to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy.

Premium recalculation

You may elect the premium recalculation applicable to any policy on a Modified Schedule at any time after the second policy anniversary up to the policy anniversary nearest the insured person’s 72nd birthday. If elected, the premium recalculation will be effected on the policy anniversary next following receipt at our Life Servicing Office of satisfactory written notice. If not elected sooner, we will effect the premium recalculation on the policy anniversary nearest the insured person’s 72nd birthday.

The new Basic Premium resulting from a premium recalculation may be less than, equal to or greater than the original Basic Premium but it will never exceed the maximum Basic Premium shown in the policy. The new Basic Premium depends on the insured person’s sex and age, the Guaranteed Death Benefit under the policy and the account value on the business day immediately preceding the date of the premium recalculation.

A charge will be made if the new Basic Premium is below the Basic Premium on the Level Schedule for the insured person’s age at issue of the policy. The charge (currently 1 1/2%) will not exceed 3% of the amount of account value applied by us to reduce the new Basic Premium to an amount below the Basic Premium which would have been payable on the Level Schedule for the insured person’s age at issue. See “Guaranteed death benefit charge.”

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If you pay a sufficient premium to take your policy out of a grace period, the portion of such premium that equals the overdue Required Premium will be processed as of that Required Premium’s due date.

(3) If the first Required Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the first Required Premium is received.

(4) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(5) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

•

The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(6) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Excess Value

Components of excess value

As of the last business day in each policy year, we compare the account value of the policy against the “Benchmark Value” (described below) to determine if any “Excess Value” exists under the policy. Excess Value is any amount of account value greater than the Benchmark Value. If you wish to know the amount of Excess Value at any time, just contact our Servicing Office.

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Benchmark Value can be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount we deem necessary to support your policy’s benefits at any time based on accepted actuarial methods and assumptions.

The Benchmark Value depends upon the policy’s Guaranteed Death Benefit, the Required Premium, any outstanding loan, the sex and attained age of the insured person, and any contingent deferred sales charge. The formula describing precisely how Benchmark Value is calculated on each policy anniversary is set forth in the policy. In general, the Benchmark Value increases as more guarantees are provided in the policy, either in the form of higher Guaranteed Death Benefits or lower premiums. If there is a loan outstanding, the Benchmark Value will not be less than 110% of the outstanding loan amount. The Benchmark Value generally increases over the life of the policy, as the attained age of the insured person increases.

Excess Value may arise from two sources. The “premium component” is that portion of Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative amount of Required Premiums due to date. The “experience component” is that portion of Excess Value above the premium component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

Value options

If Excess Value is available on a policy anniversary, any premium component and experience component will be applied under Value Options you elect. Either component may be applied to any available Value Option except that the premium component must be applied to the Accumulate Option until the second policy anniversary. The amounts to be applied will be determined in accordance with your election and in accordance with our then current rules. A change in an election will be effective as of the policy anniversary next following its date of receipt in writing at our Life Servicing Office or, if subject to underwriting rules, its date of approval. Any change in election does not affect amounts previously applied under any Value Option.

The policy includes three Value Options:

The Accumulate Option leaves any Excess Value in the account value and does not affect the guarantees under the policy. The Accumulate Option is available on both premium schedules and no limit is placed on the amount that may be applied from either the premium component or the experience component.

The Extra Death Benefit Option increases the amount of Guaranteed Death Benefit. The Extra Death Benefit Option is available on both premium schedules. No limit is placed on the amount that may be applied from the experience component. The amount that may be applied from the premium component is limited to an amount that depends upon the Sum Insured at issue and the insured person’s age at issue of the policy. Amounts applied from the premium component reduce the cumulative amount of premiums received under the policy for purposes of determining whether the policy will continue to remain in force. A guaranteed death benefit charge (see “Deductions from account value”) is made against the account value to cover the risk assumed by us in providing the increased Guaranteed Death Benefit. The Extra Death Benefit Value Option may not be available if the insured person is an extra mortality risk.

The increase in Guaranteed Death Benefit equals the amount applied less the guaranteed death benefit charge times the Death Benefit Factor shown in the policy. An increase in the Guaranteed Death Benefit may increase the amount at risk under the policy which would increase the amount of the insurance charge. See “Deductions from account value”. You may decrease the amount of any Extra Death Benefit on the policy. Depending upon the amount of account value under a policy, a decrease may result in an amount of Excess Value which you may take as a partial withdrawal. See “Partial withdrawals of Excess Value”. Any decrease is effective at the end of the business day in which we receive written notice of the request.

The Basic Premium Reduction Option permanently decreases the amount of the Basic Premium that would otherwise have to be paid in a policy year to avoid a lapse at the end of the year. The Basic Premium Reduction Option is available only on the Level Schedule. No limit is currently placed on the amount that may be applied from either component except that the Basic Premium may not be reduced below zero. Amounts applied from the premium component reduce the cumulative amounts of premiums received under the policy for purposes of determining whether the policy will continue to remain in force. A guaranteed death benefit charge is made against the account value to cover the risk assumed by us that the Guaranteed Death Benefit will remain in effect notwithstanding the lower future premiums. The reduction in Basic Premium equals the amount applied, less the guaranteed death benefit charge, divided by the Premium Credit Factor shown in the policy. The Premium Credit Factor depends upon the sex and the then attained age of the insured person. The Premium Credit

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Factor decreases from year to year as the attained age of the insured person increases. For example, the Premium Credit Factor for a female age 60 is 13.6798, and for a female age 61 is 13.3382.

The death benefit

The death benefit payable upon the death of the insured person is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.

Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the policy is the same as the Sum Insured at issue shown in the policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on your request. We guarantee that, regardless of the investment experience of the investment options, the death benefit will never be less than the Guaranteed Death Benefit.

Extra Death Benefit. An Extra Death Benefit may be available from time to time on policy anniversaries. If you exercise an Extra Death Benefit Value Option on a policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the account value, Benchmark Value and the sex and age of the insured person on the policy anniversary as of which the Option is exercised. See “Value Options”. The insured person’s age on a policy anniversary is the age of the insured person on his or her birthday nearest that date.

Current Death Benefit. The Current Death Benefit on any date is the account value on that date times the Death Benefit Factor shown in the policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured person. The Death Benefit Factor decreases from year to year as the attained age of the insured person increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, and for a male age 76 is 1.3325. A complete list of Death Benefit Factors is set forth in the policy. The Current Death Benefit is variable — that is it increases as the account value increases and decreases as the account value decreases.

Limitations on payment of death benefit

If the insured person commits suicide within two years from the Issue Date of the policy, the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Change of Sum Insured

You may request a decrease in your Sum Insured at any time, subject to our administrative rules in effect at the time. If approved, any such decrease will be effective on the monthly processing date next following our receipt of the request. A pro-rata portion of any contingent deferred sales charge will be deducted from your account value as a result of any such decrease.

Under our current administrative rules, you cannot request an increase in your Sum Insured.

Partial surrenders

You may partially surrender your policy upon submission of a written request satisfactory to us in accordance with our rules. Currently, the policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which we would issue a policy on the life of the insured person. The Guaranteed Death Benefit for the policy will be adjusted to prospectively reflect the new Sum Insured. A pro-rata portion of the account value will be paid to you and a pro-rata portion of any contingent deferred sales charge will be deducted. Possible alternatives to the partial surrender of the policy would be withdrawal of some or all of your Excess Value or taking a policy loan.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve your request:

•	Face amount increases, when and if permitted by our administrative rules

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•	Change of death benefit option

Face amount decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

•	Option 1 - Proceeds left with us to accumulate with interest

•	Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

•	Option 2B - Equal monthly payments for a specified period of time

•	Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

•	Option 4 - Equal monthly payments for life with no refund

•	Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

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Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the mortality and expense risk charge or the guaranteed death benefit charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed under “Processing Premium Payments”).

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge for any transfer beyond an annual limit (which will not be less than 4). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second

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investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions. If we change any of the above rules relating to transfers, we will notify you of the change.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfers out of a fixed investment option are currently subject to the following restrictions:

•	You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

•	We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

•	The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

Limitation on number of investment options

Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value, less any unpaid charges and policy debt and less any CDSC that then applies. This is called your “surrender value.” You must return your policy when you request a full surrender.

Partial withdrawals of excess value

Under our current administrative rules, you may make a partial withdrawal of your policy’s Excess Value, if any, once in each policy year after the first policy year (see “Components of Excess Value”). Each partial withdrawal must be at least $500. There is a charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. Unless the Current Death Benefit exceeds the Guaranteed Death Benefit, a partial withdrawal will not affect the death benefit payable.

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Amounts withdrawn from the premium component of Excess Value reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the policy have been met. On a Modified Schedule, because the account value is reduced by a partial withdrawal, the premium that results from the premium recalculation will be higher because of the partial withdrawal.

Policy loans

You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The minimum amount of each loan is $300, unless the loan is used to pay premiums. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed investment option plus one of the following:

•	In policy years 2 and 3 — 75% of that portion of your surrender value that is attributable to the variable investment options

•	In all later policy years — 90% of that portion of your surrender value that is attributable to the variable investment options

Interest charged on any loan will accrue daily at an annual rate determined by John Hancock at the start of each policy year. This interest rate will not exceed the greater of (1) the “Published Monthly Average” (defined below) for the calendar month ending 2 months before the calendar month of the policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, we will charge interest at an effective annual rate of 6%. The “Published Monthly Average” means Moody‘s Corporate Bond Yield Average—Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the policy is issued. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount.

The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and .5% less than the loan interest rate thereafter. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details.

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

•	The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

•	The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

•	Premium processing charge - A charge to cover premium collection and processing costs. The charge is currently $2 and will never exceed that amount.

•	Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.5% of each premium.

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Premium sales charge - A charge to help defray our sales costs. The charge is 5.0% of the premiums you pay each policy year (after deduction of the premium processing charge). We currently waive all but 0.5% of this charge for policies with a Sum Insured of $250,000 or higher, but continuation of that waiver is not guaranteed.

Deductions from account value

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Issue charge - A charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar charge of $240, and (2) a charge of 48¢ per $1,000 of Sum Insured at issue. The charge is deducted in 48 equal monthly installments. If the policy lapses or is surrendered before the full amount of the charge has been deducted, the remainder will be deducted from the surrender value.

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Maintenance charge - A monthly charge to help defray our administrative costs. This charge is also in two parts: (1) a flat dollar charge of up to $4, and (2) a charge of 2¢ per $1,000 of the current Sum Insured. This charge currently cannot exceed $6.75 per month, but this limit is not guaranteed and may be withdrawn or modified at any time.

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Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than rates based on the 1980 Commissioners’ Standard Ordinary Mortality Tables. The table of rates we use will depend on the insurance risk characteristics and gender of the insured person, the current Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person‘s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) We will charge lower current insurance rates under a policy with a current Sum Insured of $250,000 or more if the insured person is over age 32 and in the standard underwriting class or is over age 34 and in the preferred underwriting class.

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Guaranteed death benefit charge - A monthly charge for our guarantee that the death benefit will never be less than the Sum Insured. This charge is currently 1¢ per $1,000 of the Sum Insured at the time the charge is deducted. We guarantee that this charge will never exceed 3¢ per $1,000 of the Sum Insured at the time the charge is deducted. When an Extra Death Benefit Value Option is exercised, we guarantee a higher Guaranteed Death Benefit. When a Basic Premium Reduction Value Option is exercised, we provide the same Guaranteed Death Benefit with less premiums. In either event, we make a one-time deduction from the amount applied as compensation for making the additional guarantee. The current charge is 1.5% of the amount applied. We may increase this charge, but it will never exceed 3% of the amount applied.

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Extra death benefit option charge - Upon exercise of the Extra Death Benefit Option, we will impose a one time charge equal to 3% of the amount of Excess Value applied under this option (see “Excess Value” and “Value Options”).

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Basic Premium reduction value option charge - Upon exercise of the Basic Premium Reduction Value Option, we will impose a one time charge equal to 3% of the amount of Excess Value applied under this option (see “Excess Value” and “Value Options”).

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Extra mortality risk charge - An insured person who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. We collect this additional premium in two ways: up to 7.5% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy’s account value in equal installments. An insured who is charged an additional Required Premium because of the extra mortality risk may not be eligible to exercise the Extra Death Benefit Value Option.

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M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

•	Optional insurance benefits charges - Monthly charges for any optional insurance benefits added to the policy by means of a rider.

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Premium recalculation charge - When a premium recalculation is effected on policy on a Modified Schedule, and the new Basic Premium is less than the Basic Premium on the Level Schedule for the insured person’s age at issue of the

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policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is 1.5% of the amount applied to reduce the new Basic Premium to an amount below the Basic Premium on the Level Schedule for the insured person’s age at issue. We may increase this charge, but it will never exceed 3% of the amount applied.

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Contingent deferred sales charge (“CDSC”) - A charge we deduct if the policy lapses or is surrendered within the first fourteen policy years. A pro-rata portion of the charge is deducted in the event of a decrease in the Sum Insured. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The CDSC is a percentage of the lesser of (a) the total amount of premiums you have actually paid before the date of surrender or lapse and (b) the sum of the Modified Premiums or portions thereof due (whether or not actually paid) on or before the date of surrender or lapse.

Policy Year(s)	Percentage of Target Premiums
Policy years 1-6	15.00%
Policy year 7	14.17%
Policy year 8	10.86%
Policy year 9	7.13%
Policy year 10	4.22%
Policy year 11	1.90%
Policy year 12 and later	0%

* A slightly lower percentage than that shown applies for the last business day of policy years 6 through 11.

The amount of the CDSC is calculated on the basis of the premium under the Modified Schedule for the attained age of the insured person at the time the policy is issued, regardless of whether the policy uses the Level Schedule or the Modified Schedule. At issue ages higher than 57, the maximum CDSC percentage is reached at an earlier policy year and may be reduced to zero over a shorter number of years.

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Partial withdrawal charge - A charge for each partial withdrawal of Excess Value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $25 or 2% of the amount withdrawn.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Transfer fee

We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing account value”).

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies (see “Description of Charges at the Policy Level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying more than one Required Premium in any policy year could reduce your total sales charges. Accelerating the payment of Required Premiums to earlier policy years could result in a larger CDSC and/or cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”). On the other

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hand, to pay less than the amount of Required Premiums by their due dates runs the risk that the policy will lapse, resulting in loss of coverage and additional charges.

Method of deduction

We deduct the monthly charges described in the Fee Tables section and any CDSC from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct the full issue charge because of insufficient account value, the uncollected charge will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

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Insured or Spouse YRT Rider - This rider provides a level or decreasing amount of term insurance on the life of the insured person or the insured person’s spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, you must choose the term period and whether the coverage amount is level or decreasing.

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Children’s Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person‘s 65th birthday, (iv) election to convert to permanent coverage on the child’s 18th birthday, or (v) the child‘s 22nd birthday. Since we don’t know which children are covered at any point in time, it is up to you to terminate the rider if it no longer suits your needs.

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Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person‘s death is due to accidental causes between the policy anniversaries nearest the insured person’s 5th and 70th birthdays.

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Disability Payment of Premium Rider - This rider provides its benefit during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person’s 65th birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy’s annual Required Premium. However, if no Required Premium is applicable for a given year (because the test described under “Minimum premium payments” has been satisfied), then no benefit will be payable under this rider during that year.

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Applicant Payment of Premium Rider - This rider provides its benefit upon the death of the applicant for the policy or during the total disability (as defined in the rider) of the applicant. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person’s 22nd birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy’s annual Required Premium. However, if no Required Premium is applicable for a given year (because the test described under “Premiums” has been satisfied), then no benefit will be payable under this rider during that year.

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10 Year Level Term Rider - This rider provides a level amount of term insurance coverage if the person insured under the rider dies during the 10 year term period. You choose the coverage amount when applying for this rider.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Sum Insured at issue of $25,000 for insured persons with an attained age of less than 25 at the time of policy issue, and $50,000 for insured persons with attained ages of 25 through 75 at the time of policy issue. At the time of issue, the insured person must have an attained age of 75 or less. All insured persons must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We

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will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

•	The policy is delivered to and received by the applicant.

•	At least the first Required Premium is received by us.

•	Each insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Combining or removing investment options

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if

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the owner and the insured person are different, so you should discuss this issue with your tax adviser. While the insured person is alive, you will have a number of options under the policy. These options include those listed below.

•	Determine when and how much you invest in the various investment options

•	Borrow amounts you have in the investment options

•	Withdraw any amount we consider to be “Excess Value” in your policy

•	Change the beneficiary who will receive the death benefit

•	Turn in (i.e., “surrender”) the policy for the full amount of its surrender value

•	Reduce the amount of insurance by surrendering part of the policy

•	Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within the latest of the following periods:

•	10 days after you receive it (this period may be longer in some states);

•	10 days after mailing by John Hancock USA of the Notice of Withdrawal Right; or

•	45 days after the date Part A of the application has been completed.

This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the Guaranteed Death Benefit, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial withdrawals and certain other policy transactions. Premium payments not in response to a billing notice are “unscheduled” and will be separately confirmed. Therefore, if you make a premium payment that differs by more than $25 from that billed, you will receive a separate confirmation of that premium payment.

Semi-annually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted

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by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How do you communicate with us?

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you, except as discussed below under “Telephone Transactions.” These requests include those listed below.

•	loans

•	surrenders (including partial surrenders) or partial withdrawals

•	change of Value Option

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and Facsimile Transactions” below).

•	transfers of account value among investment options

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•	change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person‘s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers amoung investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

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Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 117.5% of the premium paid in the first policy year, 13% of such premium paid in the second through fourth policy years, and 3% of such premium paid in each policy year thereafter. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own

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particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans (see “7-pay premium limit and modified endowment contract status” below).

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section

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7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds‘ prospectuses, or that a series fund will not have to

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change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

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Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Variable Life Account UV at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

39

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting our Service Office. You should also contact our Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE

Express Delivery	Mail Delivery
Life Operations	P.O. Box 111
197 Clarendon Street, C-6	Boston, MA 02117
Boston, MA 02117

Phone:	Fax:
1-800-732-5543	617-572-1571

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7766 1933 Act File No. 333-164158

Statement of Additional Information

dated May 3, 2010

for interests in

John Hancock Variable Life Account UV (“Registrant”)

Interests are made available under

FLEX-V1

a scheduled premium life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Life Operations, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-732-5543.

Description of the Depositor

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account UV, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account UV (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies.

We are a stock life insurance company and are licensed in the District of Columbia and all states of the United States except New York. In connection with those policies issued by JHLICO in the state of New York prior to the merger, we will continue to administer and service those inforce policies and will assume direct responsibility for the payment of all claims and benefits and other obligations under the policies, as authorized by the New York Insurance Department. You may purchase new life insurance policies in New York through John Hancock Life Insurance Company of New York, an affiliate of ours licensed in New York.

We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Account UV, a separate account initially established by John Hancock Life Insurance Company under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Variable Life Account UV at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2009, 2008, and 2007 was $152,873,991, $224,191,519, and $236,021,417 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 117.5% of the premium paid in the first policy year, 13% of such premium paid in the second through fourth policy years, and 3% of such premium paid in each policy year thereafter.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay their registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

Years Ended December 31, 2009, 2008, and 2007

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2

Audited Consolidated Financial Statements

Consolidated Balance Sheets-
As of December 31, 2009 and 2008	F-3

Consolidated Statements of Operations-
For the Years Ended December 31, 2009, 2008, and 2007	F-5

Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss)-
For the Years Ended December 31, 2009, 2008, and 2007	F-6

Consolidated Statements of Cash Flows-
For the Years Ended December 31, 2009, 2008, and 2007	F-9

Notes to Consolidated Financial Statements	F-11

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (“the Company”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in shareholders’ equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach, and in 2007 the Company changed their method of accounting for income tax related cash flows generated by investments in leveraged leases.

/s/ Ernst & Young, LLP

Boston, Massachusetts

April 7, 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,

	2009	2008

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$55,386; 2008—$53,112)	$55,581	$49,547
Held-for-trading—at fair value (cost: 2009—$1,231; 2008—$1,228)	1,208	1,057
Equity securities:
Available-for-sale—at fair value (cost: 2009—$489; 2008—$726)	558	616
Mortgage loans on real estate	12,623	12,472
Investment real estate, agriculture, and timber	3,084	2,983
Policy loans	4,949	4,918
Short-term investments	3,973	3,670
Other invested assets	3,417	3,295

Total Investments	85,393	78,558
Cash and cash equivalents	4,915	4,850
Accrued investment income	896	913
Goodwill	3,053	3,053
Value of business acquired	2,171	2,564
Deferred policy acquisition costs and deferred sales inducements	9,565	9,846
Amounts due from and held for affiliates	3,828	3,035
Intangible assets	1,294	1,308
Reinsurance recoverable	10,171	9,418
Derivative asset	2,142	6,129
Other assets	1,680	1,560
Separate account assets	122,466	92,058

Total Assets	$247,574	$213,292

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,

	2009	2008

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$78,478	$76,249
Policyholders’ funds	9,125	10,785
Unearned revenue	2,615	2,458
Unpaid claims and claim expense reserves	1,303	890
Policyholder dividends payable	619	637
Amounts due to affiliates	3,714	2,554
Short-term debt	6	4
Long-term debt	484	483
Consumer notes	1,205	1,600
Current income tax payable	232	282
Deferred income tax liability	1,755	682
Coinsurance funds withheld	4,359	4,263
Derivative liability	2,629	3,112
Other liabilities	3,008	3,956
Separate account liabilities	122,466	92,058

Total Liabilities	231,998	200,013

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2009 and 2008)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,938 shares issued and outstanding at December 31, 2009 and 2008)	5	5
Additional paid-in capital	12,427	12,412
Retained earnings	2,822	1,765
Accumulated other comprehensive income (loss)	129	(1,086)

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	15,383	13,096
Noncontrolling interests	193	183

Total Shareholder’s Equity	15,576	13,279

Total Liabilities and Shareholder’s Equity	$247,574	$213,292

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,

	2009	2008	2007

	(in millions)
Revenues
Premiums	$3,946	$81	$3,707
Fee income	3,561	3,427	4,449
Net investment income	4,346	4,441	4,839
Net realized investment and other (losses) gains:
Total other-than-temporary impairment losses	(754)	(1,767)	(386)
Portion of loss recognized in other comprehensive income	91	-	-

Net impairment losses recognized in earnings	(663)	(1,767)	(386)
Other net realized investment and other (losses) gains	(1,174)	1,544	693

Total net realized investment and other (losses) gains	(1,837)	(223)	307
Other revenue	46	62	68

Total revenues	10,062	7,788	13,370

Benefits and expenses
Benefits to policyholders	4,558	4,771	6,854
Policyholder dividends	918	939	942
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,211	(336)	751
Other operating costs and expenses	3,071	3,064	2,649

Total benefits and expenses	9,758	8,438	11,196

Income (loss) before income taxes	304	(650)	2,174

Income tax (benefit) expense	(7)	(339)	652

Net income (loss)	311	(311)	1,522

Less: Net (loss) income attributable to noncontrolling interests	(16)	16	32

Net income (loss) attributable to John Hancock Life Insurance Company (U.S.A.)	$327	$(327)	$1,490

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2007, as previously reported after giving retroactive effect to the Merger (Note 1)	$5	$11,896	$2,283	$916	$15,100	$133	$15,233	4,829

Comprehensive income:
Net income			1,490		1,490	32	1,522
Other comprehensive income, net of tax:
Net unrealized investment gains				100	100		100
Foreign currency translation adjustment				(4)	(4)		(4)
Pension and postretirement benefits:
Change in prior service cost				24	24		24
Change in net actuarial gain				(8)	(8)		(8)
Cash flow hedges				55	55		55

Comprehensive income					1,657	32	1,689

Adoption of ASC 840 (Note 1)			(133)		(133)		(133)
Transfer of invested assets with affiliates		10			10		10
Share-based payments		20			20		20
Contributions from noncontrolling interests						22	22
Distributions to noncontrolling interests						(44)	(44)
Dividends paid to Parent			(594)		(594)		(594)

Balance at December 31, 2007	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2008	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829
Comprehensive (loss) income:
Net (loss) income			(327)		(327)	16	(311)
Other comprehensive loss, net of tax:
Net unrealized investment losses				(2,534)	(2,534)		(2,534)
Foreign currency translation adjustment				(23)	(23)		(23)
Pension and postretirement benefits:
Change in prior service cost				(1)	(1)		(1)
Change in net actuarial loss				(666)	(666)		(666)
Cash flow hedges				1,055	1,055		1,055

Comprehensive (loss) income					(2,496)	16	(2,480)

Adoption of ASC 825 (Note 1)			7		7		7
Adoption of ASC 715 (Note 1)			(1)		(1)		(1)
Share-based payments		9			9		9
Contributions from noncontrolling interests						62	62
Distributions to noncontrolling interests						(38)	(38)
Capital contribution from Parent		477			477		477
Dividends paid to Parent			(960)		(960)		(960)

Balance at December 31, 2008	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829
Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320 (Note 1)			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31

	2009	2008	2007

	(in millions)
Cash flows from operating activities:
Net income (loss)	$311	$(311)	$1,522
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	153	168	296
Net realized investment and other losses (gains)	1,837	223	(307)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,211	(336)	751
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,642)	(2,009)	(1,974)
Depreciation and amortization	134	129	125
Net cash flows from trading securities	(151)	46	-
Decrease (increase) in accrued investment income	17	12	(68)
(Increase) decrease in other assets and other liabilities, net	(885)	2,030	1,159
(Decrease) increase in policyholder liabilities and accruals, net	(143)	4,178	3,256
Increase in deferred income taxes	29	114	443

Net cash provided by operating activities	871	4,244	5,203

Cash flows from investing activities:
Sales of:
Fixed maturities	11,418	10,428	15,561
Equity securities	1,022	422	1,453
Real estate	2	7	29
Other invested assets	71	884	646
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,101	2,318	2,235
Mortgage loans on real estate	2,112	2,056	3,428
Other invested assets	234	-	-
Purchases of:
Fixed maturities	(14,722)	(12,491)	(18,035)
Equity securities	(733)	(288)	(555)
Real estate	(151)	(233)	(201)
Other invested assets	(578)	(1,056)	(1,056)
Mortgage loans on real estate issued	(2,467)	(2,627)	(2,766)
(Issuance) repayments of notes receivable from affiliates	(11)	(755)	43
Net purchases of short-term investments	(303)	(944)	(1,997)
Other, net	716	692	(61)

Net cash used in investing activities	(1,289)	(1,587)	(1,276)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2009	2008	2007
	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$7	$477	$-
Dividends paid to Parent	-	(500)	(594)
Increase (decrease) in amounts due to affiliates	1,425	(964)	507
Universal life and investment-type contract deposits	7,547	7,375	4,964
Universal life and investment-type contract maturities and withdrawals	(5,287)	(7,948)	(6,580)
Net transfers to separate accounts from policyholders’ funds	(2,593)	(1,918)	(844)
Excess tax benefits related to share-based payments	8	2	17
Repayments of consumer notes, net	(395)	(557)	(297)
Issuance of long-term debt	1	2	1
Repayments of short-term debt	-	-	(477)
Repayments of long-term debt	-	(6)	(2)
Unearned revenue on financial reinsurance	(44)	1,592	(149)
Net reinsurance recoverable	(186)	(125)	(35)

Net cash provided by (used in) financing activities	483	(2,570)	(3,489)

Net increase in cash and cash equivalents	65	87	438
Cash and cash equivalents at beginning of year	4,850	4,763	4,325

Cash and cash equivalents at end of year	$4,915	$4,850	$4,763

Non-cash financing activities during the year:
Dividend of note receivable to Parent	$-	$(460)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies

Business.   John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC (“JHHLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in forty-nine states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

Below is a summary of the individual and consolidated revenues and net income (loss) for JHUSA and JHLICO for the years ended December 31, 2009, 2008, and 2007. Amounts for the prior years have been restated to include financial results for JHLICO and JHVLICO.

	2009, Prior to Merger		2009

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$4,493	$5,692	$(123)	$10,062
Net income (loss)	$911	$(573)	$(27)	$311

	2008, As Previously Reported		2008

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$5,512	$2,618	$(342)	$7,788
Net loss	$(38)	$(304)	$31	$(311)

	2007, As Previously Reported		2007

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$5,636	$7,843	$(109)	$13,370
Net income	$719	$771	$32	$1,522

(1)	Includes the results of JHVLICO.
(2)	Represents the elimination of significant intercompany transactions, reclassifications to conform to the current year presentation, and the impact of retroactive accounting changes.

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On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHHLLC.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which is reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on

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the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices, or indices. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is no longer probable, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not non-qualifying hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the

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embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) for derivatives embedded in investment securities and reinsurance contracts or benefits to policyholders for the reinsurance recoverable related to guaranteed minimum income benefits and certain separate account guarantees related to guaranteed minimum withdrawal benefits.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, including JHLICO and JHVLICO, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill, brand name, and investment management contracts for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks and other investment contracts are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC related to non-participating traditional life and long-term care insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

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The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 38% and 41% of the Company’s traditional life net insurance in-force at December 31, 2009 and 2008, respectively, and 81%, 85%, and 91% of the Company’s traditional life net insurance premiums for the years ended December 31, 2009, 2008, and 2007, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies and reinsurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds for universal life insurance, individual and group annuities, and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

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Components of policyholders’ funds were as follows:

	December 31,

	2009	2008

	(in millions)
Guaranteed investment contracts	$948	$1,057
Funding agreements	1,753	3,644
Other investment-type products	1,976	1,975

Total liabilities for investment-type products	4,677	6,676
Individual and group annuities	2,124	1,948
Universal life and other	2,324	2,161

Total policyholders’ funds	$9,125	$10,785

Included in funding agreements at December 31, 2009 and 2008, are $1,753 million and $3,502 million, respectively, of funding agreements purchased from the Company by special purpose entities (“SPEs”), which in turn issued medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

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Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company’s employees is recorded by the Company over the vesting periods. The fair value of the deferred share units and the intrinsic fair value of the restricted share units granted by MFC to Company employees are recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and FASB Accounting Standards Update (“ASU”) No. 2009-01, “Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

FASB Accounting Standards Codification ™ (“ASC”) Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no effect on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Fair Value Measurements

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FASB Staff Position (“FSP”) No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how

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to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which is now incorporated into ASC Topic 715, “Compensation” (“ASC 715”). This guidance requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in the Company’s consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation levels 1, 2, and 3, with roll forward of level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company’s pension and postretirement benefit plans, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the

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insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events,” which is now incorporated into ASC Topic 855, “Subsequent Events” (“ASC 855”). This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009 with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2007, the Company early adopted FSP No. FIN 39-1, “Amendment of Offsetting of Amounts Related to Certain Contracts,” which is now incorporated into ASC 815. This guidance specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company changed its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively. Adoption of ASC 815 resulted in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 of $673 million and had no impact on the Company’s Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which is now incorporated into ASC Topic 810, “Consolidation” (“ASC 810”). ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder’s equity on the Consolidated Balance Sheets, net income attributable to both the Company’s interest and the noncontrolling interests is presented separately on the Consolidated Statement of Operations, and any changes in the Company’s ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company’s own stock. Deconsolidation will typically result in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FSP FAS No. 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities,” which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance EITF Issue No. 99-20,” which is now incorporated into ASC Topic 325, “Investments” (“ASC 325”). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which is now incorporated into ASC Topic 825, “Financial Instruments” (“ASC 825”). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Leases

Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” which is now incorporated into ASC Topic 840, “Leases” (“ASC 840”), and requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of the impact of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers. This guidance cannot be retrospectively applied. Adoption of ASC 840 resulted in a charge to opening retained earnings at January 1, 2007 of $133 million, net of tax.

Income Taxes

Effective January 1, 2007, the Company adopted FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109,” which is now incorporated into ASC Topic 740, “Income Taxes” (“ASC 740”). This guidance prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. ASC 740 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable; (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). ASC 740 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Deferred Policy Acquisition Costs

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants Statement of Position (“SOP”) No. 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts,” which is now incorporated into ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASC 944 provides guidance on accounting for deferred policy acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred policy acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense. Adoption of this guidance had no material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Future Adoption of Recent Accounting Pronouncements

Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC 820. This guidance adds additional requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. These amendments to ASC 820 will be effective for the Company on January 1, 2010. Adoption of this guidance will result in expanded disclosures related to fair value measurements, but will have no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidation Accounting

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167, “Amendments to FASB Interpretation No. 46(R),” which was incorporated into ASC 810 by ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.”

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Modifications to ASC 810 will revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control - now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments. These amendments to ASC 810 will be effective for the Company on January 1, 2010. In February 2010, the FASB issued ASU No. 2010-10, “Consolidation – Amendments for Certain Investment Funds,” which deferred the effective date of these amendments for relationships with investment companies. The Company is currently evaluating the impact of adopting these amendments to ASC 810 on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets – an amendment of FASB Statement No. 140,” which upon its effective date will amend ASC Topic 860, “Transfers and Servicing” (“ASC 860”). ASC 860 focuses on securitization activity, and these amendments affect the transferor’s derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 will not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 will strengthen the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 will require that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These amendments to ASC 860 will be effective on a prospective basis for transfers of financial assets occurring on or after January 1, 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in fixed maturities and equity securities are summarized below:

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,667	$1,803	$965	$42,505	$(98)
Commercial mortgage-backed securities	4,643	69	238	4,474	(1)
Residential mortgage-backed securities	843	1	368	476	(8)
Collateralized debt obligations	291	-	156	135	(1)
Other asset-backed securities	1,238	41	37	1,242	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,945	40	17	1,968	-
Obligations of states and political subdivisions	1,533	11	53	1,491	-
Debt securities issued by foreign governments	1,214	98	34	1,278	-

Fixed maturities	53,374	2,063	1,868	53,569	(108)
Other fixed maturities (1)	2,012	-	-	2,012	-

Total fixed maturities available-for-sale	55,386	2,063	1,868	55,581	(108)

Equity securities available-for-sale	489	77	8	558	-

Total fixed maturities and equity securities available-for-sale	$55,875	$2,140	$1,876	$56,139	$(108)

	December 31, 2008

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,297	$856	$3,940	$38,213
Commercial mortgage-backed securities	4,852	4	620	4,236
Residential mortgage-backed securities	635	17	1	651
Collateralized debt obligations	272	-	100	172
Other asset-backed securities	1,501	23	191	1,333
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,276	207	-	1,483
Obligations of states and political subdivisions	171	6	9	168
Debt securities issued by foreign governments	1,083	209	26	1,266

Fixed maturities	51,087	1,322	4,887	47,522
Other fixed maturities (1)	2,025	-	-	2,025

Total fixed maturities available-for-sale	53,112	1,322	4,887	49,547

Equity securities available-for-sale	726	81	191	616

Total fixed maturities and equity securities available-for-sale	$53,838	$1,403	$5,078	$50,163

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”), which from the date of adoption of ASC 320 on April 1, 2009, were not included in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2009, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$2,167	$2,182
Due after one year through five years	11,792	12,112
Due after five years through ten years	12,409	12,928
Due after ten years	19,991	20,020

	46,359	47,242
Asset-backed and mortgage-backed securities	7,015	6,327

Total	$53,374	$53,569

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows are subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income, starting with the date of adoption of ASC 320 on April 1, 2009:

Credit losses on available-for-sale fixed maturities:

(in millions)

Balance at December 31, 2008	$-

Additions:
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on April 1, 2009	726
Credit losses for which an other-than-temporary impairment was not previously recognized	159
Credit losses for which an other-than-temporary impairment was previously recognized	15

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(539)

Balance at December 31, 2009	$361

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$6,358	$235	$6,167	$730	$12,525	$965
Commercial mortgage-backed securities	772	38	946	200	1,718	238
Residential mortgage-backed securities	194	147	275	221	469	368
Collateralized debt obligations	5	1	103	155	108	156
Other asset-backed securities	199	7	325	30	524	37
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,155	17	-	-	1,155	17
Obligations of states and political subdivisions	1,148	50	23	3	1,171	53
Debt securities issued by foreign governments	335	12	67	22	402	34

Total fixed maturities available-for-sale	10,166	507	7,906	1,361	18,072	1,868
Equity securities available-for-sale	40	3	58	5	98	8

Total	$10,206	$510	$7,964	$1,366	$18,170	$1,876

	Year ended December 31, 2008

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$17,248	$1,982	$9,479	$1,958	$26,727	$3,940
Commercial mortgage-backed securities	2,565	357	1,216	263	3,781	620
Residential mortgage-backed securities	102	1	32	-	134	1
Collateralized debt obligations	33	5	110	95	143	100
Other asset-backed securities	629	117	155	74	784	191
Obligations of states and political subdivisions	100	8	11	1	111	9
Debt securities issued by foreign governments	28	1	61	25	89	26

Total fixed maturities available-for-sale	20,705	2,471	11,064	2,416	31,769	4,887
Equity securities available-for-sale	347	161	40	30	387	191

Total	$21,052	$2,632	$11,104	$2,446	$32,156	$5,078

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $606 million at December 31, 2009 from $768 million at December 31, 2008.

At December 31, 2009 and 2008, there were 1,545 and 2,182 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,868 million and $4,887 million, respectively, of which the single largest unrealized loss was $24 million and $48 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2009 and 2008, there were 141 and 633 equity securities with an aggregate gross unrealized loss of $8 million and $191 million, respectively, of which the single largest unrealized loss was $2 million and $14 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $203 million were non-income producing for the year ended December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2009 and 2008, but there were no securities on loan and no collateral held as of December 31, 2009 and 2008. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2009 and 2008, fixed maturity securities with a fair value of $50 million and $59 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2009, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$1,659	East North Central	$1,172
Hotels	13	East South Central	381
Industrial	1,803	Middle Atlantic	2,215
Office buildings	3,106	Mountain	876
Retail	3,392	New England	1,060
Mixed use	245	Pacific	3,345
Agricultural	793	South Atlantic	2,168
Agri business	1,105	West North Central	355
Other	549	West South Central	855
		Canada/Other	238

Provision for losses	(42)	Provision for losses	(42)

Total	$12,623	Total	$12,623

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period

	(in millions)

Year ended December 31, 2009	$ 29	$ 36	$ 23	$ 42

Year ended December 31, 2008	17	15	3	29

Year ended December 31, 2007	41	13	37	17

Mortgage loans with a carrying value of $108 million were non-income producing for the year ended December 31, 2009. At December 31, 2009, mortgage loans with a carrying value of $14 million were delinquent by less than 90 days and $5 million were delinquent by 90 days or more.

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

	December 31,

	2009	2008

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$150	$75
Provision for losses	(42)	(29)

Net impaired mortgage loans on real estate	$108	$46

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2009	2008	2007

	(in millions)

Average recorded investment in impaired loans	$113	$60	$94
Interest income recognized on impaired loans	-	-	-

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $145 million was non-income producing for the year ended December 31, 2009. Depreciation expense on investment real estate, agriculture, and timber was $53 million, $51 million, and $53 million in 2009, 2008, and 2007, respectively. Accumulated depreciation was $413 million and $367 million at December 31, 2009 and 2008, respectively.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $3,059 million and $2,847 million at December 31, 2009 and 2008, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $78 million, $(4) million, and $210 million in 2009, 2008, and 2007, respectively. Total combined assets of such investments were $34,412 million and $33,770 million (consisting primarily of investments) and total combined liabilities were $9,960 million and $10,428 million (including $6,539 million and $7,229 million of debt) at December 31, 2009 and 2008, respectively. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Total combined revenues and expenses in 2007 were $1,349 million and $1,113 million, respectively, resulting in $236 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other (Losses) Gains

The following information summarizes the components of net investment income and net realized investment and other (losses) gains:

	Years ended December 31,

	2009	2008	2007

	(in millions)
Net investment income
Fixed maturities	$3,333	$3,286	$3,422
Equity securities	31	56	45
Mortgage loans on real estate	739	714	683
Investment real estate, agriculture, and timber	146	155	181
Policy loans	332	322	304
Short-term investments	27	182	251
Equity method investments and other	15	(8)	217

Gross investment income	4,623	4,707	5,103

Less investment expenses	277	266	264

Net investment income (1)	$4,346	$4,441	$4,839

Net realized investment and other (losses) gains
Fixed maturities	$(180)	$(1,577)	$(41)
Equity securities	(59)	(129)	124
Mortgage loans on real estate	(83)	(23)	76
Derivatives and other invested assets	(1,366)	1,317	157
Amounts credited to participating contract holders	(149)	189	(9)

Net realized investment and other (losses) gains (1)	$(1,837)	$(223)	$307

(1)	Includes net investment income and net realized investment and other (losses) gains on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 – Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(107) million and $216 million is included in net realized investment and other (losses) gains for the years ended December 31, 2009 and December 31, 2008, respectively. There were no fixed maturities classified as held-for-trading for the year ended December 31, 2007.

For 2009, 2008, and 2007, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $111 million, $138 million, and $133 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $363 million, $352 million, and $418 million for the years ended December 31, 2009, 2008, and 2007, respectively, and gross losses were realized on the sale of available-for-sale securities of $131 million, $30 million, and $100 million for the years ended December 31, 2009, 2008, and 2007, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $663 million, $1,767 million, and $386 million for the years ended December 31, 2009, 2008, and 2007, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”) in accordance with ASC 810.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Under ASC 810, the variable interest holder, if any, that will absorb a majority of the VIE’s expected losses, receive a majority of the VIE’s expected residual returns, or both, is deemed to be the primary beneficiary and must consolidate the VIE. An entity that holds a significant variable interest in a VIE, but is not the primary beneficiary, must disclose certain information regarding its involvement with the VIE.

The Company determines whether it is the primary beneficiary of a VIE by evaluating the contractual rights and obligations associated with each party involved in the entity, calculating estimates of the entity’s expected losses and expected residual returns, and allocating the estimated amounts to each party. In addition, the Company considers qualitative factors, such as the extent of the Company’s involvement in creating or managing the VIE.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The Company’s separate accounts are considered the primary beneficiary of certain timberland VIEs, as discussed further below. The consolidation of these VIEs in the separate accounts of the Company resulted in an increase in separate account assets of $1,574 million, with an equal increase in separate account liabilities at December 31, 2009 and an increase in separate account assets of $192 million, with an equal increase in separate account liabilities at December 31, 2008.

The liabilities recognized as a result of consolidating the timberland VIEs do not represent additional claims on the general assets of the Company; rather, they represent claims against the assets recognized as a result of consolidating the VIEs. Conversely, the assets recognized as a result of consolidating the timberland VIEs do not represent additional assets which the Company can use to satisfy claims against its general assets; rather they can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

	December 31,
	2009
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,431	$27	$27
Real estate limited partnerships (4)	1,166	466	522
Timber funds (5)	5,010	180	183

Total	$7,607	$673	$732

	December 31,
	2008
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$2,039	$27	$27
Real estate limited partnerships (4)	1,208	486	537
Timber funds (5)	5,413	176	182

Total	$8,660	$689	$746

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to collateralized debt obligations (“CDOs”) is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain asset-backed investment vehicles, commonly known as CDOs, for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

Note 4 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies
Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2009			December 31, 2008

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$14,922	$402	$752	$16,308	$923	$1,431
	Foreign currency swaps	883	-	253	2,408	92	322

Cash flow hedges	Interest rate swaps	12,961	912	66	10,661	2,903	117
	Foreign currency swaps	629	4	122	1,482	291	301
	Foreign currency forwards	266	43	-	-	-	-
	Equity market contracts	38	8	-	48	-	27

Total Derivatives in Hedging Relationships		$29,699	$1,369	$1,193	$30,907	$4,209	$2,198

Non-Hedging Relationships
	Interest rate swaps	$22,535	$526	$500	$15,011	$1,369	$681
	Foreign currency swaps	4,461	238	319	2,879	348	223
	Foreign currency forwards	800	-	1	506	3	3
	Total return swaps	1,030	-	-	1,086	-	-
	Interest rate options	287	1	-	437	-	-
	Embedded derivatives – fixed maturities	86	-	2	178	-	7
	Embedded derivatives – reinsurance contracts	-	8	614	-	200	-
	Embedded derivatives – participating pension contracts (1)	-	-	71	-	58	-
	Embedded derivatives – benefit guarantees (1)	-	1,703	640	-	4,382	2,859

Total Derivatives in Non-Hedging Relationships		29,199	2,476	2,147	20,097	6,360	3,773

Total Derivatives (2)		$58,898	$3,845	$3,340	$51,004	$10,569	$5,971

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2009 and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2009, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

For the year ended December 31, 2008

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(657)	$684	$27
	Fixed-rate liabilities	220	(272)	(52)
Foreign currency swaps	Fixed-rate assets	(114)	92	(22)

Total		$(551)	$504	$(47)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2009 and 2008, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2009 and 2008, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity:

For the year ended December 31, 2009

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108	-	-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Stock-based compensation	4	-	-

Total		$(1,000)	$(5)	$(17)

For the year ended December 31, 2008

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$37	$-	$-
	Forecasted fixed-rate assets	1,118	(31)	30
	Inflation indexed liabilities	(73)	-	-
Foreign currency swaps	Fixed-rate assets	5	-	-
Equity market contracts	Stock-based compensation	(1)	-	-

Total		$1,086	$(31)	$30

The Company anticipates that net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum time frame for which variable cash flows are hedged is 37 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 12 – Shareholder’s Equity.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2009 and 2008, net losses of $1,289 million and net gains of $957 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

For the years ended December 31,	2009	2008

Non-Hedging Relationships
Investment (losses) gains:
Interest rate swaps	$(906)	$818
Interest rate futures	3	(28)
Interest rate options	4	-
Foreign currency swaps	(121)	31
Foreign currency forwards	18	(28)
Foreign currency futures	(24)	(2)
Equity market contracts	30	(25)
Equity index futures	(293)	191

Total Investment (Losses) Gains from Derivatives in Non-Hedging Relationships	$(1,289)	$957

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives see Note 14 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2009 and 2008, the Company had accepted collateral consisting of various securities with a fair value of $861 million and $2,472 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2009 and 2008, the Company pledged collateral of $598 million and $546 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes

The Company files tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC includes JHUSA and JHHLLC includes JHLICO and JHVLICO. Beginning in 2010, these groups will be consolidated and reported as one tax group.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2009	2008	2007

	(in millions)
Domestic	$290	$(670)	$2,155
Foreign	14	20	19

Income (loss) income before income taxes	$304	$(650)	$2,174

The components of income taxes were as follows:

	Years ended December 31,
	2009	2008	2007

	(in millions)
Current taxes:
Federal	$(45)	$(462)	$194
Foreign	6	4	10
State	3	5	5

Total	(36)	(453)	209

Deferred taxes:
Federal	31	111	448
Foreign	(1)	2	(4)
State	(1)	1	(1)

Total	29	114	443

Total income tax (benefit) expense	$(7)	$(339)	$652

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,
	2009	2008	2007

	(in millions)

Tax at 35%	$106	$(227)	$762
Add (deduct):
Prior year taxes	14	26	(46)
Tax credits	(76)	(72)	(92)
Tax-exempt investment income	(76)	(92)	(193)
Lease income	63	3	22
Unrecognized tax benefits	(44)	15	185
Other	6	8	14

Total income tax (benefit) expense	$(7)	$(339)	$652

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2009	2008

	(in millions)
Deferred tax assets:
Policy reserves	$1,339	$2,434
Net operating loss carryforwards	384	614
Net capital loss carryforwards	74	-
Tax credits	670	566
Unearned revenue	915	756
Unrealized investment losses on securities	5	595
Deferred compensation	212	212
Deferred policy acquisition costs	-	2
Federal interest deficiency	307	221
Dividends payable to policyholders	144	123
Securities and other investments	1	182
Other	245	158

Total deferred tax assets	4,296	5,863

Deferred tax liabilities:
Unrealized investment gains on securities	498	5
Deferred policy acquisition costs	2,367	2,514
Intangibles	1,213	1,296
Lease income	68	116
Premiums receivable	42	41
Deferred sales inducements	132	121
Deferred gains	628	609
Securities and other investments	1,023	1,738
Other	80	105

Total deferred tax liabilities	6,051	6,545

Net deferred tax liabilities	$1,755	$682

At December 31, 2009, the Company had $1,097 million of operating loss carryforwards, which will expire in various years through 2023, and $209 million of capital loss carryforwards, which will expire in 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company made income tax payments of $4 million, $13 million, and $37 million in 2009, 2008, and 2007, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1998.

For MHDLLC, the Internal Revenue Service (“IRS”) completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group’s income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group’s income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003 and completed its examination for years 1999 through 2001 in October 2006. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS completed its examination of this group’s income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31
	2009	2008

	(in millions)
Beginning balance	$1,869	$1,463
Additions based on tax positions related to the current year	182	182
Reductions based on tax positions related to the current year	-	(10)
Additions for tax positions of prior years	349	301
Reductions for tax positions of prior years	(239)	(67)

Ending balance	$2,161	$1,869

Included in the balances as of December 31, 2009 and 2008, respectively, are $356 million and $410 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2009 and 2008, respectively, are $1,805 million and $1,459 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized approximately $224 million, $195 million, and $95 million in interest expense, respectively. The Company had approximately $878 million and $634 million accrued for interest as of December 31, 2009 and December 31, 2008, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2009, 2008, and 2007.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2009	2008

	(in millions)
Liabilities
Future policy benefits	$8,632	$8,680
Policyholders’ funds	79	79
Policyholder dividends payable	202	211
Other closed block liabilities	214	191

Total closed block liabilities	$9,127	$9,161

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$3,084; 2008—$3,235)	$3,179	$3,128
Mortgage loans on real estate	652	583
Policy loans	1,619	1,700
Other invested assets	659	644

Total investments	6,109	6,055

Cash borrowings and cash equivalents	(244)	(345)
Accrued investment income	117	115
Amounts due from and held for affiliates	1,779	1,752
Other closed block assets	355	488

Total assets designated to the closed block	$8,116	$8,065

Excess of closed block liabilities over assets designated to the closed block	$1,011	$1,096
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $142 million and $42 million, respectively	264	78
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $46 million and $14 million, respectively	(85)	(26)
Foreign currency translation adjustment	(67)	(21)

Total amounts included in accumulated other comprehensive income	112	31

Maximum future earnings to be recognized from closed block assets and liabilities	$1,123	$1,127

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2009	2008	2007

	(in millions)
Revenues
Premiums	$624	$647	$661
Net investment income	455	473	438
Net realized investment and other (losses) gains	(35)	(9)	17

Total revenues	1,044	1,111	1,116

Benefits and Expenses
Benefits to policyholders	734	782	799
Policyholder dividends	392	411	409
Amortization of deferred policy acquisition costs	(76)	(218)	(50)
Other closed block operating costs and expenses	24	25	25

Total benefits and expenses	1,074	1,000	1,183

Revenues, net of benefits and expenses before income taxes	(30)	111	(67)
Income tax (benefit) expense	(11)	39	(24)

Revenues, net of benefits and expenses and income taxes	$(19)	$72	$(43)

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,
	2009	2008

	(in millions)
Beginning of period	$1,127	$1,199
Revenues, net of benefits and expenses and income taxes	19	(72)
Adoption of ASC 320 (Note 1)	(23)	-

End of period	$1,123	$1,127

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2009	2008

	(in millions)
Liabilities
Future policy benefits	$10,916	$10,979
Policyholders’ funds	1,511	1,510
Policyholder dividends payable	407	418
Other closed block liabilities	118	119

Total closed block liabilities	$12,952	$13,026

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$6,378; 2008—$6,773)	$6,456	$6,159
Equity securities:
Available-for-sale—at fair value (cost: 2009—$7; 2008—$5)	8	4
Mortgage loans on real estate	1,928	1,684
Policy loans	1,533	1,533
Other invested assets	153	165

Total investments	10,078	9,545

Cash and cash equivalents	299	162
Accrued investment income	134	143
Other closed block assets	165	426

Total assets designated to the closed block	$10,676	$10,276

Excess of closed block liabilities over assets designated to the closed block	$2,276	$2,750
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation (depreciation), net of deferred income tax expense of $28 million and deferred income tax benefit of $204 million, respectively	53	(378)

Maximum future earnings to be recognized from closed block assets and liabilities	$2,329	$2,372

	Years ended December 31,
	2009	2008

	(in millions)
Change in the policyholder dividend obligation:
Balance at beginning of period	$-	$142
Impact on net income before income taxes	-	(83)
Unrealized investment gains	-	(31)
Change in deferred income tax liability	-	(28)

Balance at end of period	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,

	2009	2008	2007

	(in millions)
Revenues
Premiums	$648	$699	$734
Net investment income	588	581	590
Net realized investment and other (losses) gains	(12)	(118)	20

Total revenues	1,224	1,162	1,344

Benefits and Expenses
Benefits to policyholders	761	794	841
Policyholder dividends	461	478	482
Change in the policyholder dividend obligation	-	(62)	(88)
Other closed block operating costs and expenses	3	2	(2)

Total benefits and expenses	1,225	1,212	1,233

Revenues, net of benefits and expenses before income taxes	(1)	(50)	111
Income tax (benefit) expense, net of amounts credited to the policyholder dividend obligation of $0 million, $0 million, and $1 million, respectively	(2)	(17)	39

Revenues, net of benefits and expenses and income taxes	$1	$(33)	$72

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,

	2009	2008

	(in millions)
Beginning of period	$2,372	$2,339
Revenues, net of benefits and expenses and income taxes	(1)	33
Adoption of ASC 320 (Note 1)	(42)	-

Change during period	$2,329	$2,372

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,

	2009	2008

	(in millions)
Short-term debt:
Current maturities of long-term debt	$6	$4

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	491	492
Notes payable, interest ranging from 5.09% to 12.1% due in varying amounts to 2015	15	12
Fair value adjustments related to interest rate swaps (1)	(16)	(17)

	490	487
Less current maturities of long-term debt	(6)	(4)

Total long-term debt	$484	$483

Consumer notes:
Notes payable, interest ranging from 0.72% to 6.25% due in varying amounts to 2036	$1,205	$1,600

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit - (continued)

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2010—$6 million; 2011—$0 million; 2012—$0 million; 2013—$0 million; 2014—$0 million; and thereafter—$484 million.

Interest expense on debt, included in other operating costs and expenses, was $34 million, $34 million, and $39 million in 2009, 2008, and 2007, respectively. Interest paid on debt was $34 million, $34 million, and $41 million in 2009, 2008, and 2007, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2010—$251 million; 2011—$162 million; 2012—$113 million; 2013—$60 million; 2014—$226 million; and thereafter—$393 million.

Interest expense on consumer notes, included in benefits to policyholders, was $47 million, $104 million, and $115 million in 2009, 2008, and 2007, respectively. Interest paid amounted to $50 million, $104 million, and $112 million in 2009, 2008, and 2007, respectively.

Line of Credit

At December 31, 2009, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, the Company had no outstanding borrowings under the agreement.

At December 31, 2009, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $250 million pursuant to a multi-year facility, which will expire in 2010. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008. As of December 31, 2008, the Company also recorded $55 million related to the cost of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. The balance of unearned revenue related to the cost of reinsurance was $133 million as of December 31, 2009.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2008, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience and practices. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,158 million and $3,860 million at December 31, 2009 and 2008, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $4,749 million and $4,130 million at December 31, 2009 and 2008, respectively, which was included with reinsurance recoverables on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $644 million, $656 million, and $651 million during the years ended December 31, 2009, 2008, and 2007, respectively. Claim reserves ceded to JHRECO were $603 million, $538 million, and $528 million during the years ended December 31, 2009, 2008, and 2007, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009 and payable by MRBL no later than March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment, the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,705 million and $1,484 million as of December 31, 2009 and 2008, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2009 and 2008 were $2,290 million and $2,190 million, respectively, and are accounted for as invested assets available-for-sale.

Effective January 1, 2002, the Company entered into a 90% quota share reinsurance agreement with MRBL to reinsure a block of variable annuity business (the “Original Agreement”). The Original Agreement covered base contracts, but excluded the guaranteed benefit riders. The primary risk reinsured was investment and lapse risk with only limited coverage, of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

treatment. Under the terms of the Original Agreement, the Company received a net ceding commission of $113 million for the year ended December 31, 2008. This amount was classified as unearned revenue and was being amortized into income as payments were made to MRBL. The Original Agreement was amended effective October 1, 2008, as discussed further below. As a result of the amendment, the unearned revenue balance of $580 million as of September 30, 2008 was included in the calculation of the cost of reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets.

Effective October 1, 2008, the Company entered into an amended and restated variable annuity reinsurance agreement with MRBL. The base contracts continue to be reinsured on a modified coinsurance basis; however, MRBL now reinsures all substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties. Guaranteed benefit reinsurance coverage was apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld as of December 31, 2009 and 2008. The assets supporting the reinsured policies remained invested with the Company. As of December 31, 2009 and 2008, respectively, the Company reported net ceded reserves and cost of reinsurance of $1,681 million and $792 million, which was included with reinsurance recoverables, a reinsurance payable to MRBL of $261 million and $781 million, which was included with amounts due to affiliates, and a liability for coinsurance funds withheld of $194 million and $285 million on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $394 million, $374 million, and $336 million for the years ended December 31, 2009, 2008, and 2007, respectively. As of December 31, 2009 and December 31, 2008, the Company had amounts payable to MFC and MLI of $10 million and amounts receivable from MFC and MLI of $8 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Financial Holdings (Delaware), Inc. (“JHFH”). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million and $2 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHFH. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million and $5 million for the years ended December 31, 2009 and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $2 million, $5 million, and $10 million for the years ended December 31, 2009, 2008, and 2007, respectively.

The issuance of surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Interest income was $4 million and $3 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million and $23 million for the years ended December 31, 2008 and 2007, respectively.

Pursuant to a short-term senior promissory note dated December 14, 2006, the Company borrowed $477 million from MHDLLC. The note was repaid on March 1, 2007. Interest expense was $5 million for the year ended December 31, 2007.

Capital Stock Transactions

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2009 and 2008, the Company managed approximately $6,098 million and $3,187 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,

	2009	2008

	(in millions)
The Manufacturers Investment Corporation	$87	$122
John Hancock Holdings (Delaware) LLC	42	14
Manulife Reinsurance Limited	207	144
Manulife Reinsurance (Bermuda) Limited	993	54
Manulife Hungary Holdings KFT	65	44
John Hancock Life Insurance Company of Vermont	54	31
John Hancock Reassurance Company Limited	505	37
John Hancock Financial Holdings (Delaware), Inc.	6	3

Total	$1,959	$449

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

On July 8, 2005, MFC fully and unconditionally guaranteed the Company’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. MFC’s guarantee of the SignatureNotes is an unsecured obligation of MFC and is subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantee of the SignatureNotes. As a result of the guarantee by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

	Years ended December 31,

	2009		2008		2007

	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned

	(in millions)
Direct	$5,169	$5,171	$5,157	$5,157	$4,777	$4,785

Assumed	1,384	1,384	1,221	1,221	1,127	1,127

Ceded	(2,609)	(2,609)	(6,297)	(6,297)	(2,205)	(2,205)

Net life, health, and annuity premiums	$3,944	$3,946	$81	$81	$3,699	$3,707

For the years ended December 31, 2009, 2008, and 2007, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,668 million, $2,049 million, and $1,619 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On February 28, 1997, the Company sold a major portion of its group insurance business to UniCare Life & Health Insurance Company (“UniCare”), a wholly-owned subsidiary of WellPoint, Inc. The business sold included the Company’s group accident and health business and related group life business, and Cost Care, Inc., Hancock Association Services Group, and Tri-State, Inc., all of which were indirect, wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UniCare through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UniCare does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans

The Company provides a funded qualified defined benefit plan (the ‘Plan”) that covers substantially all of its employees. Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to the Company effective January 1, 2010.

Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

The Company’s funding policy for its qualified defined benefit plan is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2009, 2008, and 2007, no contributions were made to the qualified plan. The Company expects that no contributions will be made in 2010.

The Company also participates in an unfunded non-qualified defined benefit plan. Sponsorship of this plan transferred from JHFS to the Company effective January 1, 2010. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

The Company’s funding policy for its non-qualified defined benefit plan is to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $34 million, $33 million, and $34 million in 2009, 2008, and 2007, respectively. The Company expects to contribute approximately $41 million to its non-qualified pension plan in 2010.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the new plan was $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company provides postretirement medical and life insurance benefits for its retired employees and their spouses through its participation in the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company’s policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $54 million, $59 million, and $58 million in 2009, 2008, and 2007, respectively.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $19 million, $19 million, and $16 million in 2009, 2008, and 2007, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2009	2008	2009	2008

		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,237	$2,214	$573	$576
Service cost	30	30	1	1
Interest cost	128	129	33	34
Participant contributions	-	-	5	3
Actuarial loss (gain)	132	42	(8)	17
Plan amendments	-	(2)	-	-
Retiree drug subsidy	-	-	3	4
Benefits paid	(173)	(176)	(59)	(62)

Benefit obligation at end of year	$2,354	$2,237	$548	$573

Change in plan assets:
Fair value of plan assets at beginning of year	$1,628	$2,465	$245	$326
Actual return on plan assets	354	(694)	61	(81)
Employer contributions	34	33	54	59
Participant contributions	-	-	5	3
Benefits paid	(173)	(176)	(59)	(62)

Fair value of plan assets at end of year	$1,843	$1,628	$306	$245

Funded status at end of year	$(511)	$(609)	$(242)	$(328)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	(511)	(609)	(242)	(328)

Net amount recognized	$(511)	$(609)	$(242)	$(328)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(29)	$(32)	$-	$-
Net actuarial loss	739	789	29	71

Total	$710	$757	$29	$71

The accumulated benefit obligation for all defined benefit plans was $2,329 million and $2,208 million at December 31, 2009 and 2008, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,

	2009	2008

	(in millions)
Accumulated benefit obligation	$2,329	$2,208
Projected benefit obligation	2,354	2,237
Fair value of plan assets	1,843	1,628

Components of Net Periodic Benefit Cost

	Years Ended December 31,

	Pension Benefits			Other Postretirement Benefits

	2009	2008	2007	2009	2008	2007

	(in millions)
Service cost	$30	$30	$33	$1	$1	$2
Interest cost	128	129	126	33	34	34
Expected return on plan assets	(175)	(181)	(183)	(26)	(26)	(25)
Special termination benefits	-	-	1	-	-	-
Curtailment gain	-	-	(1)	-	-	-
Amortization of prior service cost	(3)	(3)	(2)	-	-	-
Recognized actuarial loss	4	5	1	-	-	-

Net periodic benefit cost	$(16)	$(20)	$(25)	$8	$9	$11

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost in 2010 were as follows:

	Pension Benefits	Other Postretirement Benefits

	(in millions)
Amortization of prior service cost	$(4)	$-
Amortization of actuarial loss, net	15	-

Total	$11	$-

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2009	2008	2009	2008

Discount rate	5.50%	6.00%	5.50%	6.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years Ended December 31,

	Pension Benefits			Other Postretirement Benefits

	2009	2008	2007	2009	2008	2007
Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
Expected long-term return on plan assets	8.00%	8.00%	8.25%	8.00%	8.00%	8.25%
Rate of compensation increase	4.10%	5.10%	4.00%	N/A	N/A	N/A
Health care cost trend rate for following year				8.50%	9.00%	9.50%
Ultimate trend rate				5.00%	5.00%	5.00%
Year ultimate rate reached				2016	2016	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2009	$1	$(1)
Effect on postretirement benefit obligation as of December 31, 2009	20	(17)

Plan Assets

The Company’s overall investment strategy is to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $702 million and $617 million at December 31, 2009 and 2008, respectively, were investments managed by related parties. Welfare plan assets of $185 million and $132 million at December 31, 2009 and 2008, respectively, were investments in related parties.

The plans do not own any of the Company’s or MFC’s common stock at December 31, 2009 and 2008.

Fair Value Measurements

Valuation Hierarchy

Following ASC 820 guidance, fair value measurements of pension and other postretirement benefit plan assets are categorized according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans’ valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets that the Plan has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets identical to those being measured.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset, either directly or indirectly. These include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities and impaired securities, as well as lower quality securities that have little or no price transparency.

Determination of Fair Value

The valuation methodologies used to determine the fair values of plan assets under the exit value approach of ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the plans use quoted market prices to determine fair value and classify such items within Level 1. If quoted market prices are not available, fair value is based upon matrix pricing models which discount expected cash flows utilizing independently-sourced market interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The plans classify financial instruments in Level 3 of the fair value hierarchy when there is an unobservable input to the valuation model that is significant to the fair value measurement in its entirety. In addition to these unobservable inputs, the valuation models for Level 3 financial instruments also typically rely on a number of inputs that are readily observable either directly or indirectly. Thus, the gains and losses presented below include changes in the fair value related to both observable and unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Domestic equity – Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

International equity – Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values (“NAV”), and these investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

Domestic fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

International fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

Private equity – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

Timber/Agriculture – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

401(h) account net assets – Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company’s pension plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$26	$26	$-	$-
Equity
Domestic	783	331	452	-
International	268	108	160	-
Fixed Income
Domestic (a)	437	142	215	80
International (b)	121	80	41	-
Other Types of Investments
Private Equity (c)	129	-	-	129
Timber / Agriculture (d)	79	-	-	79

Total Assets at Fair Value	$1,843	$687	$868	$288

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$18	$18	$-	$-
Equity
Domestic	633	322	311	-
International	209	81	128	-
Fixed Income
Domestic (e)	430	131	226	73
International (f)	116	74	42	-
Other Types of Investments
Private Equity (c)	150	-	-	150
Timber / Agriculture (d)	72	-	-	72

Total Assets at Fair Value	$1,628	$626	$707	$295

(a)	This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.
(e)	This category consists of approximately 32% corporate bonds from U.S. issuers in diverse industries, 29% mortgage-backed securities, 17% invested in the general account of the Company, 14% cash and other domestic fixed income investments, 7% U.S. Treasuries and other government debt, and 1% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(f)	This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

	Domestic Fixed Income	Private Equity	Timber / Agriculture

	(in millions)
Balance at January 1, 2009	$73	$150	$72
Actual return on plan assets:
Relating to assets still held at the reporting date	18	(19)	6
Relating to assets sold during the period	-	5	2
Purchases, sales, and settlements	(11)	(7)	(1)
Transfers in and/or out of Level 3	-	-	-

Balance at December 31, 2009	$80	$129	$79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The fair value of the Company’s other postretirement benefit plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

	December 31, 2009
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$23	$23	$-	$-
Equity
Domestic	129	14	115	-
International	22	11	11	-
Fixed Income
Domestic (a)	124	24	98	2
International (b)	3	2	1	-
Other Types of Investments
Private Equity (c)	3	-	-	3
Timber / Agriculture (d)	2	-	-	2

Total Assets at Fair Value	$306	$74	$225	$7

	December 31, 2008
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$20	$20	$-	$-
Equity
Domestic	99	11	88	-
International	17	9	8	-
Fixed Income
Domestic (e)	102	21	79	2
International (f)	2	1	1	-
Other Types of Investments
Private Equity (c)	3	-	-	3
Timber / Agriculture (d)	2	-	-	2

Total Assets at Fair Value	$245	$62	$176	$7

(a)	This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.
(e)	This category consists of approximately 49 % mortgage-backed securities, 35% corporate bonds from U.S. issuers in diverse industries, 10% U.S. Treasuries and other government debt, 4% cash and domestic fixed equities, 1% sovereign debt, and 1% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(f)	This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 of $7 million is unchanged from the fair value reported at December 31, 2008.

Risk Management Practices and Investment Goals

Investment allocation decisions for plan assets are made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the “Statement”), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company’s board of directors has delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the “Committee”), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan’s ongoing obligations and minimize the likelihood of a significant deterioration in the Plan’s funded status resulting from capital market activity, the Investment Committee retains an Investment Advisor, John Hancock Investment Management Services, LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

Investment Policies and Strategies

The overall investment policies and strategies of the Plan are based on the guiding principle of diversification. Plan investments are allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

Liability-Hedging Assets – These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

Return-Seeking Assets – All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

The Plan’s current asset allocation policy is formalized in the most recent Statement, and it is based on an assessment of the Plan’s long-term goals and desired risk levels.

Asset Class	Initial Target	Dynamic Policy Category

U.S equity	39%	Return-Seeking Assets
International equity	13%	Return-Seeking Assets
Alternatives	13%	Return-Seeking Assets

Total	65%
Fixed Income	35%	Liability-Hedging Assets

Total	100%

The Investment Committee intends for the preceding target asset allocation to adjust periodically based on the funded status of the Plan and reviews the funded ratio and asset allocation for the Plan on a monthly basis. Theoretically, an overfunded pension plan would not require the same level of capital appreciation from invested assets as an underfunded plan. As such, the Plan’s asset allocation policy is dynamic, in that the asset allocations are revised in response to the funded status of the plan. The policy is intended to facilitate the Plan’s long-term goal of reaching and maintaining fully funded status.

Permitted and Prohibited Investments

Plan investments are permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies may be used. In order to fulfill its fiduciary responsibility and to ensure that plan assets

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan is not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan’s fixed income exposure is achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, is not to exceed the maximum quality limits outlined below. Each mutual fund investment is governed by its own prospectus, and therefore not subject to these quality limits.

Investment Rating	Maximum Limit

AAA	100%
AA	90%
A	75%
BBB & Lower	45%
BB & Lower	8%

Equities

The Plan’s domestic and international equity investments are required to be fully diversified across sectors and countries at all times. In addition, the Plan is prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan is also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives is permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also be used to replicate direct investments, in instances where the Plan will benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes is prohibited. The Plan is also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan is permitted to invest in options and futures on any securities that are not specifically prohibited by the Statement, but it is prohibited from selling derivatives on securities it does not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan is permitted to make investments in alternative asset classes. The Plan is permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds are prohibited. The Investment Committee is required to approve any proposed investments in other assets that are not specifically permitted above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Cash Flows

Expected Future Benefit Payments for Defined Benefit Plans

Projections for benefit payments for the next ten years are as follows:

	Pension Benefits	Other Postretirement Benefits Gross Payments	Other Postretirement Benefits- Medicare Part D Subsidy

	(in millions)
2010	$210	$49	$3
2011	202	49	3
2012	197	49	4
2013	197	49	4
2014	195	48	4
2015-2019	957	227	18

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,711 million and $11 million, respectively, at December 31, 2009. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2010.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $26 million, $22 million, and $24 million for the years ended December 31, 2009, 2008, and 2007, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income
	(in millions)
2010	$52	$17
2011	46	17
2012	43	17
2013	40	17
2014	30	14
Thereafter	207	4

Total	$418	$86

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no material guarantees outstanding outside the scope of insurance accounting at December 31, 2009.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2009 and 2008, the Company increased this provision by $186 million and $192 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $282 million at December 31, 2009. See Note 19 — Subsequent Events.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower will be substantially complete in early 2010. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the demised premises. At that time, the Company may exercise its call option to purchase the partner developer’s interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer’s entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $8 million. This estimate is 20% of the $135 million cost of construction, net of $95 million of related loans payable.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 12 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2007	$477	$295	$31	$113	$916
Gross unrealized investment gains (net of deferred income tax expense of $230 million)	428	-	-	-	428
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $124 million)	(229)	-	-	-	(229)
Adjustment for policyholder liabilities (net of deferred income tax expense of $3 million)	4	-	-	-	4
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $28 million)	(53)	-	-	-	(53)
Adjustment for policyholder dividend obligation (net of deferred income tax benefit of $27 million)	(50)	-	-	-	(50)

Net unrealized investment gains	100	-	-	-	100
Foreign currency translation adjustment	-	-	(4)	-	(4)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax expense of $13 million)	-	-	-	24	24
Change in net actuarial gain (net of deferred income tax benefit of $4 million)	-	-	-	(8)	(8)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $39 million)	-	71	-	-	71
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $8 million)	-	(16)	-	-	(16)

Balance at December 31, 2007	$577	$350	$27	$129	$1,083

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$577	$350	$27	$129	$1,083
Gross unrealized investment losses (net of deferred income tax benefit of $1,574 million)	(2,932)	-	-	-	(2,932)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $101 million)	(187)	-	-	-	(187)
Adjustment for policyholder liabilities (net of deferred income tax expense of $87 million)	162	-	-	-	162
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $216 million)	403	-	-	-	403
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $11 million)	20	-	-	-	20

Net unrealized investment losses	(2,534)	-	-	-	(2,534)
Foreign currency translation adjustment	-	-	(23)	-	(23)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(1)	(1)
Change in net actuarial loss (net of deferred income tax benefit of $359 million)	-	-	-	(666)	(666)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $586 million)	-	1,086	-	-	1,086
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $17 million)	-	(31)	-	-	(31)

Balance at December 31, 2008	$(1,957)	$1,405	$4	$(538)	$(1,086)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,400 million)	2,600	-	-	-	2,600
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109 million)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $59 million)	(110)	-	-	-	(110)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $289 million)	(537)	-	-	-	(537)

Net unrealized investment gains	2,155	-	-	-	2,155
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31 million)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538 million)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3 million)	-	(5)	-	-	(5)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,
	2009	2008	2007

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$547	$(3,345)	$815
Equity securities	249	(79)	461
Other investments	(3)	(91)	4

Total (1)	793	(3,515)	1,280

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(368)	458	(159)
Policyholder liabilities	(121)	49	(200)
Policyholder dividend obligation	-	-	(31)
Deferred income taxes	(106)	1,051	(313)

Total	(595)	1,558	(703)

Net unrealized investment gains (losses)	$198	$(1,957)	$577

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, John Hancock Life Insurance Company of New York and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company’s risk-based capital ratio of total adjusted capital to company action level risk-based capital was in excess of 300% at December 31, 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company’s earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, do not exceed the greater of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail customers and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 — Closed Blocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,366	$2,652	$535	$7,553
Net investment income	2,265	1,624	457	4,346
Net realized investment and other losses	(732)	(1,103)	(2)	(1,837)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,899	$3,174	$989	$10,062

Total net (loss) income	$(258)	$412	$157	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(167)	63	97	(7)
Segment assets	$75,509	$149,336	$22,729	$247,574

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2008
Revenues from external customers	$3,407	$(357)	$520	$3,570
Net investment income	2,300	1,578	563	4,441
Net realized investment and other gains (losses)	120	102	(445)	(223)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,827	$1,324	$637	$7,788

Total net income (loss)	$272	$(360)	$(223)	$(311)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$8	$26	$(38)	$(4)
Carrying value of investments accounted for under the equity method	1,418	991	438	2,847
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(362)	21	5	(336)
Interest expense	-	-	34	34
Income tax expense (benefit)	137	(413)	(63)	(339)
Segment assets	$67,127	$120,637	$25,528	$213,292

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2007
Revenues from external customers	$3,931	$3,525	$768	$8,224
Net investment income	2,246	1,888	705	4,839
Net realized investment and other gains	146	11	150	307
Inter-segment revenues	-	1	(1)	-

Revenues	$6,323	$5,425	$1,622	$13,370

Total net income	$569	$513	$440	$1,522

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$139	$(3)	$74	$210
Carrying value of investments accounted for under the equity method	1,155	369	883	2,407
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	368	377	6	751
Interest expense	1	-	38	39
Income tax expense	281	96	275	652

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income (Loss) Before Income Taxes	Long-Lived Assets	Assets
	(in millions)
2009
United States	$10,004	$290	$198	$247,431
Foreign — other	58	14	-	143

Total	$10,062	$304	$198	$247,574

2008
United States	$7,722	$(670)	$234	$213,146
Foreign — other	66	20	-	146

Total	$7,788	$(650)	$234	$213,292

2007
United States	$13,043	$2,155
Foreign — other	327	19

Total	$13,370	$2,174

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2009		2008

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$53,569	$53,569	$47,522	$47,522
Held-for-trading	1,208	1,208	1,057	1,057
Equity securities:
Available-for-sale	558	558	616	616
Mortgage loans on real estate	12,623	13,252	12,472	12,067
Policy loans	4,949	4,949	4,918	4,918
Short-term investments	3,973	3,973	3,670	3,670
Cash and cash equivalents	4,915	4,915	4,850	4,850
Derivatives:
Interest rate swap agreements	1,770	1,770	5,194	5,194
Inflation swaps	70	70	1	1
Cross currency rate swap agreements	242	242	731	731
Foreign exchange forward agreements	43	43	3	3
Interest rate options	1	1	-	-
Total return swap agreements	8	8	-	-
Embedded derivatives	1,711	1,711	4,640	4,640
Assets held in trust	2,290	2,290	2,190	2,190
Separate account assets	122,466	122,466	92,058	92,058

Liabilities:
Consumer notes	1,205	1,234	1,600	1,532
Debt	490	463	487	474
Guaranteed investment contracts and funding agreements	2,701	2,760	4,701	4,603
Fixed-rate deferred and immediate annuities	9,255	8,696	8,283	8,171
Supplementary contracts without life contingencies	51	53	53	51
Derivatives:
Interest rate swap agreements	1,318	1,318	2,101	2,101
Inflation swaps	-	-	128	128
Cross currency rate swap agreements	694	694	846	846
Foreign exchange forward agreements	1	1	3	3
Total return swap agreements	-	-	12	12
Equity swaps	-	-	15	15
Embedded derivatives	1,327	1,327	2,866	2,866
(1)	Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with ASC 840.

As discussed in Note 1, the Company adopted ASC 820 and ASC 825 effective January 1, 2008. In conjunction with the adoption of ASC 825, the Company elected the fair value option for certain bonds that support certain actuarial liabilities to participating policyholders. These bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2009 and 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure:

•

Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Financial Instruments Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company’s own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company’s own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Financial Instruments Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities with active markets are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy levels, as of December 31, 2009 and December 31, 2008:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$42,505	$-	$39,889	$2,616
Commercial mortgage-backed securities	4,474	-	4,039	435
Residential mortgage-backed securities	476	-	16	460
Collateralized debt obligations	135	-	57	78
Other asset-backed securities	1,242	-	1,151	91
U.S. Treasury and agency securities	1,968	-	1,968	-
Obligations of states and political subdivisions	1,491	-	1,261	230
Debt securities issued by foreign governments	1,278	-	1,213	65

Total fixed maturities available-for-sale	53,569	-	49,594	3,975

Fixed maturities held-for-trading (1):
Corporate debt securities	898	-	882	16
Commercial mortgage-backed securities	216	-	206	10
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	21	-	20	1
U.S. Treasury and agency securities	29	-	29	-
Obligations of states and political subdivisions	26	-	23	3
Debt securities issued by foreign governments	13	-	-	13

Total fixed maturities held-for-trading	1,208	-	1,161	47

Equity securities available-for-sale	558	558	-	-
Short-term investments	3,973	-	3,973	-
Derivative assets (2)	2,134	-	2,074	60
Embedded derivatives (3)	1,711	-	8	1,703
Assets held in trust (4)	2,290	624	1,666	-
Separate account assets (5)	122,466	116,875	2,494	3,097

Total assets at fair value	$187,909	$118,057	$60,970	$8,882

Liabilities:
Derivative liabilities (2)	$2,013	$-	$1,987	$26
Embedded derivatives (3)	1,327	-	688	639

Total liabilities at fair value	$3,340	$-	$2,675	$665

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$38,213	$-	$36,421	$1,792
Commercial mortgage-backed securities	4,236	-	3,790	446
Residential mortgage-backed securities	651	-	27	624
Collateralized debt obligations	172	-	84	88
Other asset-backed securities	1,333	-	1,034	299
U.S. Treasury and agency securities	1,483	-	1,483	-
Obligations of states and political subdivisions	168	-	167	1
Debt securities issued by foreign governments	1,266	-	1,204	62

Total fixed maturities available-for-sale	47,522	-	44,210	3,312

Fixed maturities held-for-trading (1):
Corporate securities	834	-	818	16
Commercial mortgage-backed securities	185	-	178	7
Residential mortgage-backed securities	4	-	1	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	20	-	18	2
Debt securities issued by foreign governments	12	-	-	12

Total fixed maturities held-for-trading	1,057	-	1,016	41

Equity securities available-for-sale	616	616	-	-
Short-term investments	3,670	-	3,670	-
Derivative assets (2)	5,929	-	5,718	211
Embedded derivatives (3)	4,640	-	258	4,382
Assets held in trust (4)	2,190	497	1,693	-
Separate account assets (5)	92,058	87,841	1,245	2,972

Total assets at fair value	$157,682	$88,954	$57,810	$10,918

Liabilities:
Derivative liabilities (2)	$3,105	$-	$3,089	$16
Embedded derivatives (3)	2,866	-	-	2,866

Total liabilities at fair value	$5,971	$-	$3,089	$2,882

(1)	Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with ASC 840.
(2)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.
(3)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(4)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets are determined on a basis consistent with the methodologies described herein for similar financial instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2009 and 2008 are summarized as follows:

	Fixed Maturities		Net Derivatives		Net Embedded Derivatives		Separate Account Assets (6)

	(in millions)
Balance at January 1, 2009	$3,353		$195		$1,516		$2,972
Net realized/unrealized gains (losses) included in:
Net loss	(6	)(1)	(38	)(4)	(452	)(5)	(493)
Other comprehensive income (loss)	764	(2)	(12)		-		(1)
Purchases, issuances, (sales), and (settlements), net	(335)		-		-		619
Transfers in and/or (out) of Level 3, net (3)	246		(111)		-		-

Balance at December 31, 2009	$4,022		$34		$1,064		$3,097

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2009	$5		$(32)		$(452)		$(389)

	Fixed Maturities		Equity Securities	Net Derivatives		Net Embedded Derivatives		Separate Account Assets (6)

	(in millions)
Balance at January 1, 2008	$5,023		$4	$(7)		$14		$2,882
Net realized/unrealized gains (losses) included in:
Net (loss) income	(454	)(1)	4	187	(4)	1,502	(5)	(15)
Other comprehensive loss	(899	)(2)	-	-		-		-
Purchases, issuances, (sales), and (settlements), net	(290)		(8)	5		-		105
Transfers in and/or (out) of Level 3, net (3)	(27)		-	10		-		-

Balance at December 31, 2008	$3,353		$-	$195		$1,516		$2,972

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2008	$34		$-	$187		$1,502		$(15)

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income (loss) on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2009 and 2008. All gains and losses related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately by security.
(5)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations. All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.
(6)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

Financial Instruments Measured at Fair Value on a Nonrecurring Basis

Certain financial assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2009	$1,600	$1,307	$146	$3,053
Dispositions and other, net	-	-	-	-

Balance at December 31, 2009	$1,600	$1,307	$146	$3,053

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2008	$1,600	$1,307	$156	$3,063
Dispositions and other, net (1)	-	-	(10)	(10)

Balance at December 31, 2008	$1,600	$1,307	$146	$3,053

(1)	The Company reduced goodwill by $10 million for excess severance accruals.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2009 or 2008, and there were no accumulated impairment losses at December 31, 2009 or 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$2,564	$2,375
Amortization	(15)	(59)
Change in unrealized investment (losses) gains	(342)	248
Adoption of ASC 320 (Note 1)	(36)	-

Balance, end of year	$2,171	$2,564

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2010	$62
2011	65
2012	63
2013	58
2014	50

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2009
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	37	360
Other investment management contracts	64	25	39

Total	$1,356	$62	$1,294

December 31, 2008
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	27	370
Other investment management contracts	64	21	43

Total	$1,356	$48	$1,308

Amortization expense (net of tax) for other intangible assets was $9 million, $8 million, and $8 million for the years ended December 31, 2009, 2008, and 2007, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $9 million in 2010, $10 million in 2011, $11 million in 2012, $11 million in 2013, and $12 million in 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2009 and 2008, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2009	2008

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$6,969	$5,739
Net amount at risk related to deposits	208	618
Average attained age of contract holders	50	47

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

	December 31,
	2009	2008

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,472	$16,564
Net amount at risk- net of reinsurance	309	886
Average attained age of contract holders	64	63

Return of net deposits plus a minimum return
In the event of death
Account value	$744	$775
Net amount at risk- net of reinsurance	238	314
Average attained age of contract holders	70	69
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$28,414	$22,944
Net amount at risk- net of reinsurance	696	1,456
Average attained age of contract holders	64	64

Guaranteed Minimum Income Benefit
Account value	$6,293	$5,488
Net amount at risk- net of reinsurance	54	96
Average attained age of contract holders	63	63

Guaranteed Minimum Withdrawal Benefit
Account value	$35,595	$24,769
Net amount at risk	1,012	1,812
Average attained age of contract holders	63	63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,
	2009	2008

	(in billions)
Type of Fund
Equity	$28	$22
Balanced	22	14
Bond	7	5
Money Market	2	3

Total	$59	$44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2009	$424	$442	$2,890	$3,756
Incurred guarantee benefits	(192)	(166)	-	(358)
Other reserve changes	(1)	(67)	(2,227)	(2,295)

Balance at December 31, 2009	231	209	663	1,103
Reinsurance recoverable	(104)	(1,177)	(548)	(1,829)

Net balance at December 31, 2009	$127	$(968)	$115	$(726)

Balance at January 1, 2008	$140	$160	$568	$868
Incurred guarantee benefits	(126)	(74)	-	(200)
Other reserve changes	410	356	2,322	3,088

Balance at December 31, 2008	424	442	2,890	3,756
Reinsurance recoverable	(259)	(2,056)	(2,352)	(4,667)

Net balance at December 31, 2008	$165	$(1,614)	$538	$(911)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2009 and 2008:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% and 41.5% for GMIB and GMWB.

•

The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$9,419	$6,718
Capitalization	1,579	1,893
Amortization (1)	(1,119)	398
Change in unrealized investment gains and losses	(704)	410
Adoption of ASC 320 (Note 1)	11	-

Balance, end of year	$9,186	$9,419

(1)	In 2008, DAC amortization includes significant unlocking due to the impact of lower estimated gross profits arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$427	$313
Capitalization	63	116
Amortization	(77)	(3)
Change in unrealized investment gains and losses	(12)	1
Adoption of ASC 320 (Note 1)	(22)	-

Balance, end of year	$379	$427

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five day average closing market price of MFC’s common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. In 2009, 2008, and 2007, 56,000, 217,000, and 191,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also, in 2008 and 2007, 269,000, and 260,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units are discussed below. The DSUs issued in 2009, 2008, and 2007 vested immediately upon grant.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors

The Company recorded compensation expense for stock options granted of $9 million, $9 million, and $6 million for the years ended December 31, 2009, 2008, and 2007, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee’s eligible contributions up to a maximum amount. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2009, 2008, and 2007.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2009, 2008, and 2007, 3.8 million, 1.8 million, and 1.5 million RSUs, respectively, were granted to certain eligible employees under this plan. During 2009, in addition to the RSUs, 0.6 million Special RSUs and 1.5 million Performance Share Units (“PSUs”) were granted to eligible employees under this plan. There were no Special RSUs or PSUs granted in 2008 or 2007. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2009, 2008, and 2007, the Company granted 2.0 million, 0.7 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $14 million, $24 million, and $28 million for the years ended December 31, 2009, 2008, and 2007, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to Special RSUs was $2 million for the year ended December 31, 2009.

For the year ended December 31, 2009, the Company granted 0.4 million PSUs to certain eligible employees. PSUs vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date, subject to performance conditions that are equally weighted over the three performance periods, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to PSUs was $3 million for the year ended December 31, 2009.

Note 19 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements through the date on which the consolidated financial statements were issued.

During the quarter ended March 31, 2010, the Company changed its assessment of the possible disallowance of the tax treatment and for interest on past due taxes related to the leveraged lease contingency disclosed in Note 11 – Commitments, Guarantees, Contingencies, and Legal Proceedings. Had this change been reflected in the results for the year ended December 31,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 19 — Subsequent Events - (continued)

2009, the Company would have increased its provision by an additional $93 million and the maximum exposure would have decreased by $93 million.

John Hancock Variable Life Account UV of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2009 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account UV of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account UV of John Hancock Life Insurance Company (U.S.A.)

“Active” sub-accounts

500 Index Trust B	Lifestyle Moderate Trust
Active Bond Trust	Mid Cap Index Trust
All Cap Core Trust	Mid Cap Stock Trust
All Cap Growth Trust	Mid Value Trust
All Cap Value Trust	Money Market Trust B
American Blue Chip Income and Growth Trust	Natural Resources Trust
American Bond Trust	Optimized All Cap Trust
American Growth Trust	Optimized Value Trust
American Growth-Income Trust	Overseas Equity Trust
American International Trust	Pacific Rim Trust
American New World Trust	Real Estate Securities Trust
Blue Chip Growth Trust	Real Return Bond Trust
Capital Appreciation Trust	Science & Technology Trust
Core Bond Trust	Short-Term Bond Trust
Core Diversified Growth & Income Trust	Small Cap Growth Trust
Emerging Markets Value Trust	Small Cap Index Trust
Equity-Income Trust	Small Cap Opportunities Trust
Financial Services Trust	Small Cap Value Trust
Fundamental Value Trust	Small Company Value Trust
Global Bond Trust	Smaller Company Growth Trust
Global Trust	Strategic Bond Trust
Health Sciences Trust	Strategic Income Trust
High Yield Trust	Total Bond Market Trust B
International Core Trust	Total Return Trust
International Equity Index Trust B	Total Stock Market Index Trust
International Opportunities Trust	U.S. Government Securities Trust
International Small Company	U.S. High Yield Bond Trust
International Value Trust	Utilities Trust
Investment Quality Bond Trust	Value Trust
Large Cap Trust	All Asset Portfolio
Large Cap Value Trust	Brandes International Equity Trust
Lifestyle Aggressive Trust	Business Opportunity Value Trust
Lifestyle Balanced Trust	Frontier Capital Appreciation Trust
Lifestyle Conservative Trust	Large Cap Growth Trust
Lifestyle Growth Trust

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

Classic Value Trust	Mid Cap Intersection Trust
Core Equity Trust	Mid Cap Value Trust
Emerging Small Company Trust	U.S. Large Cap Trust
Global Real Estate Trust	CSI Equity Trust
International Small Cap Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account UV (the “Account”), comprised of the active sub-accounts as of December 31, 2009, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account UV at December 31, 2009, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Chartered Accountants
Licensed Public Accountants

Toronto, Canada
March 31, 2010

(This page is intentionally blank.)

John Hancock Variable Life Account UV

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B - 5,554,914 shares (cost $79,843,767)	$77,268,855
Active Bond Trust - 11,194,757 shares (cost $105,466,222)	102,991,765
All Cap Core Trust - 1,131 shares (cost $19,571)	16,734
All Cap Growth Trust - 1,332 shares (cost $21,550)	18,507
All Cap Value Trust - 14,787 shares (cost $99,633)	104,250
American Blue Chip Income and Growth Trust - 870 shares (cost $9,243)	8,927
American Bond Trust	—
American Growth Trust - 43,762 shares (cost $685,437)	580,284
American Growth-Income Trust - 13,355 shares (cost $211,396)	180,965
American International Trust - 13,836 shares (cost $224,014)	214,731
American New World Trust	—
Blue Chip Growth Trust - 2,849,595 shares (cost $45,483,574)	49,611,457
Capital Appreciation Trust - 3,334,839 shares (cost $29,460,503)	29,680,064
Classic Value Trust	—
Core Bond Trust - 19,879 shares (cost $250,143)	262,407
Core Diversified Growth & Income Trust	—
Core Equity Trust	—
Emerging Markets Value Trust - 53,335 shares (cost $615,335)	720,556
Emerging Small Company Trust	—
Equity-Income Trust - 2,876,337 shares (cost $44,666,552)	35,177,606
Financial Services Trust - 9,665 shares (cost $111,213)	102,159
Fundamental Value Trust - 13,118 shares (cost $167,050)	167,257
Global Bond Trust - 179,714 shares (cost $2,415,535)	2,174,538
Global Real Estate Trust	—
Global Trust - 3,741 shares (cost $57,285)	50,985
Health Sciences Trust - 21,051 shares (cost $301,698)	283,557
High Yield Trust - 134,607 shares (cost $1,165,610)	1,093,010
International Core Trust - 9,898 shares (cost $124,657)	89,575
International Equity Index Trust B - 2,028,303 shares (cost $33,246,687)	29,714,632
International Opportunities Trust - 6,112 shares (cost $58,147)	68,578
International Small Cap Trust	—
International Small Company - 22,074 shares (cost $198,697)	194,030
International Value Trust - 37,911 shares (cost $559,101)	430,664
Investment Quality Bond Trust - 21,606 shares (cost $247,493)	238,963
Large Cap Trust - 347 shares (cost $3,442)	3,804
Large Cap Value Trust - 60,606 shares (cost $873,957)	927,279
Lifestyle Aggressive Trust - 64,737 shares (cost $569,206)	472,583
Lifestyle Balanced Trust - 6,837,209 shares (cost $62,651,625)	73,910,231
Lifestyle Conservative Trust - 8,285 shares (cost $91,548)	98,093
Lifestyle Growth Trust - 323,930 shares (cost $3,866,358)	3,352,675
Lifestyle Moderate Trust - 15,096 shares (cost $171,114)	168,320
Mid Cap Index Trust - 23,507 shares (cost $343,855)	334,032
Mid Cap Intersection Trust	—
Mid Cap Stock Trust - 1,068,197 shares (cost $14,748,055)	12,316,316
Mid Cap Value Trust	—
Mid Value Trust - 691,320 shares (cost $5,678,702)	6,754,197

John Hancock Variable Life Account UV

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-account invested in John Hancock Trust portfolios:
Money Market Trust B - 20,379,899 shares (cost $20,379,899)	$20,379,899
Natural Resources Trust - 37,705 shares (cost $565,032)	413,626
Optimized All Cap Trust - 12,123,280 shares (cost $168,827,030)	132,628,684
Optimized Value Trust - 37 shares (cost $318)	330
Overseas Equity Trust - 3,958,993 shares (cost $40,708,951)	37,610,438
Pacific Rim Trust - 10,464 shares (cost $109,103)	82,457
Real Estate Securities Trust - 1,464,418 shares (cost $18,134,028)	13,047,968
Real Return Bond Trust - 10,571 shares (cost $136,400)	125,265
Science & Technology Trust - 6,903 shares (cost $82,120)	93,950
Short-Term Bond Trust - 836,949 shares (cost $7,863,691)	6,595,156
Small Cap Growth Trust - 1,194,047 shares (cost $10,595,236)	9,922,534
Small Cap Index Trust - 23,198 shares (cost $295,810)	258,431
Small Cap Opportunities Trust - 11,126 shares (cost $148,495)	167,001
Small Cap Value Trust - 130,459 shares (cost $1,923,982)	1,958,194
Small Company Value Trust - 7,256 shares (cost $110,536)	103,258
Smaller Company Growth Trust - 209 shares (cost $2,844)	2,989
Strategic Bond Trust - 6,302 shares (cost $68,482)	60,243
Strategic Income Trust - 7,433 shares (cost $94,887)	98,790
Total Bond Market Trust B - 1,656,808 shares (cost $16,641,781)	16,518,373
Total Return Trust - 42,314 shares (cost $579,450)	590,278
Total Stock Market Index Trust - 53,722 shares (cost $597,735)	543,670
U.S. Government Securities Trust - 74,493 shares (cost $919,771)	925,209
U.S. High Yield Bond Trust - 31,759 shares (cost $398,068)	390,322
U.S. Large Cap Trust	—
Utilities Trust - 22,608 shares (cost $267,527)	235,352
Value Trust - 11,915 shares (cost $165,093)	163,236

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 14,910 shares (cost $164,953)	$156,701
Brandes International Equity Trust - 430,099 shares (cost $6,505,122)	4,976,249
Business Opportunity Value Trust - 9,195 shares (cost $100,540)	87,350
CSI Equity Trust	—
Frontier Capital Appreciation Trust - 111,063 shares (cost $2,331,937)	2,273,462
Large Cap Growth Trust - 33,802 shares (cost $532,241)	447,534

$680,639,535

John Hancock Variable Life Account UV

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at cost:
Policy Loans:
Active Bond Trust	$13,333,941
Blue Chip Growth Trust	2,908,900
International Equity Index Trust B	540,069
Lifestyle Balanced Trust	12,082,731
Money Market Trust B	2,412,386
Optimized All Cap Trust	30,036,088
Real Estate Securities Trust	603,473

61,917,588
Total assets	$742,557,123

Contract Owners’ Equity
Variable universal life insurance contracts	$742,557,123

See accompanying notes.

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,494,221	$1,946,960	$6,980,665	$5,546,265
Interest on policy loans	—	—	994,851	1,007,786

Total investment income	1,494,221	1,946,960	7,975,516	6,554,051
Expenses:
Mortality and expense risk	380,721	511,729	520,309	540,074

Net investment income (loss)	1,113,500	1,435,231	7,455,207	6,013,977

Realized gains (losses) on investments:
Capital gain distributions	—	555,645	—	—
Net realized gains (losses)	(1,518,677)	673,683	(1,173,334)	(505,429)

Realized gains (losses)	(1,518,677)	1,229,328	(1,173,334)	(505,429)
Unrealized appreciation (depreciation) during the period	16,027,196	(42,526,773)	15,361,993	(15,651,182)

Net increase (decrease) in assets from operations	15,622,019	(39,862,214)	21,643,866	(10,142,634)

Changes from principal transactions:
Transfer of net premiums	3,150,905	3,323,310	2,890,610	3,127,789
Transfer on terminations	(9,128,004)	(3,167,499)	(11,756,717)	(6,703,070)
Transfer on general account policy loans	(202,865)	(257,629)	1,496,380	(16,386)
Net interfund transfers	827,412	1,515,604	(142,266)	174,726
Net change in separate account policy loans	—	—	(1,735,072)	(174,430)

Net increase (decrease) in assets from principal transactions	(5,352,552)	1,413,786	(9,247,065)	(3,591,371)

Total increase (decrease) in assets	10,269,467	(38,448,428)	12,396,801	(13,734,005)

Assets, beginning of period	66,999,388	105,447,816	103,928,905	117,662,910

Assets, end of period	$77,268,855	$66,999,388	$116,325,706	$103,928,905

See accompanying notes.

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$7,187	$3,056	$234	$287	$130	$82
—	—	—	—	—	—

7,187	3,056	234	287	130	82

234	186	82	93	29	24

6,953	2,870	152	194	101	58

—	108	—	—	—	—
(192)	(19,169)	(103)	(41)	(1,489)	(541)

(192)	(19,061)	(103)	(41)	(1,489)	(541)
127	(8,293)	3,359	(7,643)	4,568	(9,476)

6,888	(24,484)	3,408	(7,490)	3,180	(9,959)

1,593	1,595	1,837	1,837	780	3,810
(2,624)	(1,889)	(156)	(160)	(2,648)	(2,645)
—	—	—	—	—	—
118,457	19,399	—	—	1,560	6,274
—	—	—	—	—	—

117,426	19,105	1,681	1,677	(308)	7,439

124,314	(5,379)	5,089	(5,813)	2,872	(2,520)

32,387	37,766	11,645	17,458	15,635	18,155

$156,701	$32,387	$16,734	$11,645	$18,507	$15,635

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$441	$964	$124	$815
Interest on policy loans	—	—	—	—

Total investment income	441	964	124	815
Expenses:
Mortality and expense risk	129	164	—	—

Net investment income (loss)	312	800	124	815

Realized gains (losses) on investments:
Capital gain distributions	—	568	426	460
Net realized gains (losses)	(23,216)	(11,188)	(1,268)	(16,913)

Realized gains (losses)	(23,216)	(10,620)	(842)	(16,453)
Unrealized appreciation (depreciation) during the period	36,432	(24,695)	2,542	(2,087)

Net increase (decrease) in assets from operations	13,528	(34,515)	1,824	(17,725)

Changes from principal transactions:
Transfer of net premiums	3,279	13,329	3,786	3,764
Transfer on terminations	(2,885)	(1,017)	(1,623)	(1,834)
Transfer on general account policy loans	—	—	—	—
Net interfund transfers	12,598	77,764	(1)	15,738
Net change in separate account policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	12,992	90,076	2,162	17,668

Total increase (decrease) in assets	26,520	55,561	3,986	(57)

Assets, beginning of period	77,730	22,169	4,941	4,998

Assets, end of period	$104,250	$77,730	$8,927	$4,941

See accompanying notes.

Sub-Account
American Bond Trust		American Growth Trust		American Growth-Income Trust
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	$1,675	$1,210	$10,061	$1,942	$4,456
—	—	—	—	—	—

—	1,675	1,210	10,061	1,942	4,456

31	90	1,317	1,658	685	404

(31)	1,585	(107)	8,403	1,257	4,052

—	—	59,446	5,630	14,133	897
(4,989)	(11)	(80,686)	(155,352)	(17,879)	(2,284)

(4,989)	(11)	(21,240)	(149,722)	(3,746)	(1,387)
4,433	(4,433)	171,435	(244,097)	48,566	(81,117)

(587)	(2,859)	150,088	(385,416)	46,077	(78,452)

3	687	43,628	59,010	13,571	21,169
(27,762)	(58)	(67,167)	(43,116)	(9,029)	(8,457)
—	—	—	—	26	10
2	30,574	97,308	258,452	(19,610)	156,514
—	—	—	—	—	—

(27,757)	31,203	73,769	274,346	(15,042)	169,236

(28,344)	28,344	223,857	(111,070)	31,035	90,784

28,344	—	356,427	467,497	149,930	59,146

—	$28,344	$580,284	$356,427	$180,965	$149,930

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust		American New World Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ah)
Income:
Dividend income distribution	$2,051	$10,348	—
Interest on policy loans	—	—	—

Total investment income	2,051	10,348	—
Expenses:
Mortality and expense risk	365	331	—

Net investment income (loss)	1,686	10,017	—

Realized gains (losses) on investments:
Capital gain distributions	23,744	1,323	—
Net realized gains (losses)	(60,634)	(19,267)	—

Realized gains (losses)	(36,890)	(17,944)	—
Unrealized appreciation (depreciation) during the period	73,576	(89,070)	—

Net increase (decrease) in assets from operations	38,372	(96,997)	—

Changes from principal transactions:
Transfer of net premiums	34,496	35,403	—
Transfer on terminations	(29,722)	(10,196)	(10)
Transfer on general account policy loans	—	—	—
Net interfund transfers	(48,185)	216,994	10
Net change in separate account policy loans	—	—	—

Net increase (decrease) in assets from principal transactions	(43,411)	242,201	—

Total increase (decrease) in assets	(5,039)	145,204	—

Assets, beginning of period	219,770	74,566	—

Assets, end of period	$214,731	$219,770	—

(ah)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
Blue Chip Growth Trust		Brandes International Equity Trust		Business Opportunity Value Trust
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$77,925	$192,397	$108,359	$176,442	$582	$29
221,378	232,128	—	—	—	—

299,303	424,525	108,359	176,442	582	29

253,167	304,372	23,408	28,074	54	21

46,136	120,153	84,951	148,368	528	8

—	873,176	—	440,643	—	2,026
(324,156)	326,982	(145,294)	(130,829)	(1,976)	(1,259)

(324,156)	1,200,158	(145,294)	309,814	(1,976)	767
15,389,694	(27,326,276)	1,054,968	(3,040,717)	18,373	(30,465)

15,111,674	(26,005,965)	994,625	(2,582,535)	16,925	(29,690)

2,956,058	3,234,623	412,255	128,893	12,786	15,335
(3,717,438)	(3,860,283)	(170,869)	(127,490)	(2,821)	(15,379)
(179,757)	(311,808)	(9,269)	—	—	—
800,007	32,600	(11,330)	(202,248)	(548)	24,823
(351,680)	(196,588)	—	—	—	—

(492,810)	(1,101,456)	220,787	(200,845)	9,417	24,779

14,618,864	(27,107,421)	1,215,412	(2,783,380)	26,342	(4,911)

37,901,493	65,008,914	3,760,837	6,544,217	61,008	65,919

$52,520,357	$37,901,493	$4,976,249	$3,760,837	$87,350	$61,008

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Trust		Classic Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/08
Income:
Dividend income distribution	$78,084	$151,340	$1,068	$3,069
Interest on policy loans	—	—	—	—

Total investment income	78,084	151,340	1,068	3,069
Expenses:
Mortality and expense risk	140,938	162,985	85	430

Net investment income (loss)	(62,854)	(11,645)	983	2,639

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	2,110
Net realized gains (losses)	(330,428)	(61,946)	(127,800)	(4,531)

Realized gains (losses)	(330,428)	(61,946)	(127,800)	(2,421)
Unrealized appreciation (depreciation) during the period	9,116,828	(12,656,711)	122,645	(86,072)

Net increase (decrease) in assets from operations	8,723,546	(12,730,302)	(4,172)	(85,854)

Changes from principal transactions:
Transfer of net premiums	1,467,776	1,612,349	2,844	20,327
Transfer on terminations	(1,448,485)	(1,497,463)	(2,514)	(4,490)
Transfer on general account policy loans	(282,817)	(169,574)	—	—
Net interfund transfers	86,305	(81,477)	(103,615)	(302)
Net change in separate account policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(177,221)	(136,165)	(103,285)	15,535

Total increase (decrease) in assets	8,546,325	(12,866,467)	(107,457)	(70,319)

Assets, beginning of period	21,133,739	34,000,206	107,457	177,776

Assets, end of period	$29,680,064	$21,133,739	—	$107,457

(aj)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(q)	Fund available in prior year but no activity.
(ay)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.
(ak)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Core Bond Trust		Core Diversified Growth & Income Trust	Core Equity Trust
Year Ended Dec. 31/09	Year Ended Dec. 31/08 (q)	Year Ended Dec. 31/09 (ay)	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/08

$6,319	$9,924	—	$216	$1,502
—	—	—	—	—

6,319	9,924	—	216	1,502

—	—	—	—	—

6,319	9,924	—	216	1,502

—	—	—	—	340
378	(6)	—	(10,109)	(1,201)

378	(6)	—	(10,109)	(861)
17,135	(4,871)	—	10,316	(8,972)

23,832	5,047	—	423	(8,331)

—	—	—	5,658	7,545
(9,459)	(1,893)	(10)	(484)	(1,339)
—	—	—	—	—
14,679	230,201	10	(14,007)	—
—	—	—	—	—

5,220	228,308	—	(8,833)	6,206

29,052	233,355	—	(8,410)	(2,125)

233,355	—	—	8,410	10,535

$262,407	$233,355	—	—	$8,410

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	CSI Equity Trust		Dynamic Growth Trust
	Year Ended Dec. 31/09 (ax)	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (x)
Income:
Dividend income distribution	—	$11,757	—
Interest on policy loans	—	—	—

Total investment income	—	11,757	—
Expenses:
Mortality and expense risk	—	—	—

Net investment income (loss)	—	11,757	—

Realized gains (losses) on investments:
Capital gain distributions	—	985	—
Net realized gains (losses)	(210,252)	16,341	(251)

Realized gains (losses)	(210,252)	17,326	(251)
Unrealized appreciation (depreciation) during the period	296,564	(476,102)	(214)

Net increase (decrease) in assets from operations	86,312	(447,019)	(465)

Changes from principal transactions:
Transfer of net premiums	37,200	55,800	1,015
Transfer on terminations	(12,749)	(26,882)	(883)
Transfer on general account policy loans	—	—	—
Net interfund transfers	(981,545)	(914,765)	(4,518)
Net change in separate account policy loans	—	—	—

Net increase (decrease) in assets from principal transactions	(957,094)	(885,847)	(4,386)

Total increase (decrease) in assets	(870,782)	(1,332,866)	(4,851)

Assets, beginning of period	870,782	2,203,648	4,851

Assets, end of period	—	$870,782	—

(ax)	Terminated as an investment option and funds transferred to Money Market Trust B on December 29, 2009.
(x)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(y)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(aq)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Emerging Growth Trust	Emerging Markets Value Trust		Emerging Small Company Trust
Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08

$477	$448	$2,593	—	—
—	—	—	—	—

477	448	2,593	—	—

508	1,652	439	—	—

(31)	(1,204)	2,154	—	—

1,059	124	186	—	2
(120,565)	11,376	(13,704)	(1,116)	(4,835)

(119,506)	11,500	(13,518)	(1,116)	(4,833)
55,185	147,013	(41,134)	1,718	(1,115)

(64,352)	157,309	(52,498)	602	(5,948)

2,660	15,324	16,355	723	1,452
(1,393)	(19,745)	(8,147)	(740)	—
—	(37,150)	(2,085)	—	—
(66,945)	535,393	16,969	(2,741)	2,763
—	—	—	—	—

(65,678)	493,822	23,092	(2,758)	4,215

(130,030)	651,131	(29,406)	(2,156)	(1,733)

130,030	69,425	98,831	2,156	3,889

—	$720,556	$69,425	—	$2,156

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust		Financial Services Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$672,623	$999,204	$646	$1,328
Interest on policy loans	—	—	—	—

Total investment income	672,623	999,204	646	1,328
Expenses:
Mortality and expense risk	165,339	216,985	182	535

Net investment income (loss)	507,284	782,219	464	793

Realized gains (losses) on investments:
Capital gain distributions	—	1,020,585	—	7,739
Net realized gains (losses)	(1,028,942)	(533,103)	(45,817)	(15,024)

Realized gains (losses)	(1,028,942)	487,482	(45,817)	(7,285)
Unrealized appreciation (depreciation) during the period	7,622,808	(18,030,993)	69,916	(70,050)

Net increase (decrease) in assets from operations	7,101,150	(16,761,292)	24,563	(76,542)

Changes from principal transactions:
Transfer of net premiums	1,438,348	1,627,836	13,895	19,936
Transfer on terminations	(1,908,691)	(2,734,919)	(38,391)	(20,219)
Transfer on general account policy loans	(247,165)	(367,435)	(215)	(8,761)
Net interfund transfers	(57,377)	(252,683)	1,974	(264)
Net change in separate account policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(774,885)	(1,727,201)	(22,737)	(9,308)

Total increase (decrease) in assets	6,326,265	(18,488,493)	1,826	(85,850)

Assets, beginning of period	28,851,341	47,339,834	100,333	186,183

Assets, end of period	$35,177,606	$28,851,341	$102,159	$100,333

See accompanying notes.

Sub-Account
Frontier Capital Appreciation Trust		Fundamental Value Trust		Global Bond Trust
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$849	—	$1,412	$1,421	$255,595	$14,803
—	—	—	—	—	—

849	—	1,412	1,421	255,595	14,803

10,108	12,370	355	381	10,634	12,639

(9,259)	(12,370)	1,057	1,040	244,961	2,164

—	69,963	—	1,267	284,243	—
(9,388)	8,159	(11,168)	(4,745)	(100,697)	(19,314)

(9,388)	78,122	(11,168)	(3,478)	183,546	(19,314)
765,244	(1,207,883)	51,016	(51,904)	(137,012)	(131,008)

746,597	(1,142,131)	40,905	(54,342)	291,495	(148,158)

53,386	62,609	20,439	30,464	155,908	201,281
(85,397)	(59,822)	(7,521)	(12,283)	(340,887)	(299,495)
10	—	—	—	(21,612)	(40,415)
(11,605)	7,321	(5,241)	31,194	(15,918)	206,624
—	—	—	—	—	—

(43,606)	10,108	7,677	49,375	(222,509)	67,995

702,991	(1,132,023)	48,582	(4,967)	68,986	(80,163)

1,570,471	2,702,494	118,675	123,642	2,105,552	2,185,715

$2,273,462	$1,570,471	$167,257	$118,675	$2,174,538	$2,105,552

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Real Estate Trust		Global Trust
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$33,613	$2,604	$738	$1,019
Interest on policy loans	—	—	—	—

Total investment income	33,613	2,604	738	1,019
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	33,613	2,604	738	1,019

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(26,872)	(12)	(749)	(35,142)

Realized gains (losses)	(26,872)	(12)	(749)	(35,142)
Unrealized appreciation (depreciation) during the period	3,965	(3,965)	10,615	(18,141)

Net increase (decrease) in assets from operations	10,706	(1,373)	10,604	(52,264)

Changes from principal transactions:
Transfer of net premiums	1	—	392	10,283
Transfer on terminations	(1,387)	(273)	(1,758)	(159)
Transfer on general account policy loans	—	—	—	—
Net interfund transfers	(52,484)	44,810	8,672	(41,642)
Net change in separate account policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(53,870)	44,537	7,306	(31,518)

Total increase (decrease) in assets	(43,164)	43,164	17,910	(83,782)

Assets, beginning of period	43,164	—	33,075	116,857

Assets, end of period	—	$43,164	$50,985	$33,075

(as)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(z)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(aa)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Growth & Income Trust	Health Sciences Trust		High Yield Trust
Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$951,808	—	—	$110,764	$97,705
786,543	—	—	—	—

1,738,351	—	—	110,764	97,705

312,179	87	482	3,531	4,141

1,426,172	(87)	(482)	107,233	93,564

—	2,951	6,836	—	—
(35,720,479)	(23,325)	(4,332)	(73,683)	(28,948)

(35,720,479)	(20,374)	2,504	(73,683)	(28,948)
17,337,145	87,717	(111,365)	377,859	(396,297)

(16,957,162)	67,256	(109,343)	411,409	(331,681)

3,693,400	38,486	44,629	117,260	82,212
(6,873,399)	(77,848)	(47,720)	(167,750)	(84,300)
(725,939)	(443)	(13,660)	(30,877)	(12,554)
(186,892,579)	587	(18,706)	(4,788)	(151,258)
(35,166,802)	—	—	—	—

(225,965,319)	(39,218)	(35,457)	(86,155)	(165,900)

(242,922,481)	28,038	(144,800)	325,254	(497,581)

242,922,481	255,519	400,319	767,756	1,265,337

—	$283,557	$255,519	$1,093,010	$767,756

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Core Trust		International Equity Index Trust B
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,863	$6,284	$961,028	$841,872
Interest on policy loans	—	—	35,897	39,547

Total investment income	1,863	6,284	996,925	881,419
Expenses:
Mortality and expense risk	145	814	138,542	146,513

Net investment income (loss)	1,718	5,470	858,383	734,906

Realized gains (losses) on investments:
Capital gain distributions	2,066	3,562	430,805	210,991
Net realized gains (losses)	(4,514)	(105,001)	(300,556)	625,358

Realized gains (losses)	(2,448)	(101,439)	130,249	836,349
Unrealized appreciation (depreciation) during the period	13,122	(27,418)	6,850,145	(16,298,613)

Net increase (decrease) in assets from operations	12,392	(123,387)	7,838,777	(14,727,358)

Changes from principal transactions:
Transfer of net premiums	3,870	7,754	2,449,941	2,561,281
Transfer on terminations	(2,433)	(5,868)	(1,641,115)	(2,110,342)
Transfer on general account policy loans	(1,385)	—	(144,089)	(76,216)
Net interfund transfers	6,616	(45,211)	(96,012)	7,962,135
Net change in separate account policy loans	—	—	4,602	(55,889)

Net increase (decrease) in assets from principal transactions	6,668	(43,325)	573,327	8,280,969

Total increase (decrease) in assets	19,060	(166,712)	8,412,104	(6,446,389)

Assets, beginning of period	70,515	237,227	21,842,597	28,288,986

Assets, end of period	$89,575	$70,515	$30,254,701	$21,842,597

(at)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
International Opportunities Trust		International Small Cap Trust		International Small Company
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ai)

$643	$1,811	$3,254	$5,472	$1,533
—	—	—	—	—

643	1,811	3,254	5,472	1,533

248	141	93	343	15

395	1,670	3,161	5,129	1,518

—	3,490	26,234	2,020	—
(40,348)	(18,678)	(51,441)	(54,874)	(6)

(40,348)	(15,188)	(25,207)	(52,854)	(6)
56,708	(49,104)	91,127	(65,847)	(4,667)

16,755	(62,622)	69,081	(113,572)	(3,155)

5,343	30,082	8,714	16,578	601
(2,996)	(3,504)	(5,171)	(8,253)	(640)
(2,566)	—	(2,293)	—	—
(32,519)	37,726	(185,641)	86,971	197,224
—	—	—	—	—

(32,738)	64,304	(184,391)	95,296	197,185

(15,983)	1,682	(115,310)	(18,276)	194,030

84,561	82,879	115,310	133,586	—

$68,578	$84,561	—	$115,310	$194,030

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust		Investment Quality Bond Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$8,502	$19,138	$10,734	$11,092
Interest on policy loans	—	—	—	—

Total investment income	8,502	19,138	10,734	11,092
Expenses:
Mortality and expense risk	1,311	3,611	77	—

Net investment income (loss)	7,191	15,527	10,657	11,092

Realized gains (losses) on investments:
Capital gain distributions	18,209	27,429	—	—
Net realized gains (losses)	(32,824)	(250,326)	(504)	(494)

Realized gains (losses)	(14,615)	(222,897)	(504)	(494)
Unrealized appreciation (depreciation) during the period	133,985	(244,079)	10,225	(13,190)

Net increase (decrease) in assets from operations	126,561	(451,449)	20,378	(2,592)

Changes from principal transactions:
Transfer of net premiums	10,254	17,388	5,693	7,192
Transfer on terminations	(10,741)	(39,150)	(6,426)	(11,864)
Transfer on general account policy loans	—	—	—	10
Net interfund transfers	(48,426)	(223,125)	58,026	10
Net change in separate account policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(48,913)	(244,887)	57,293	(4,652)

Total increase (decrease) in assets	77,648	(696,336)	77,671	(7,244)

Assets, beginning of period	353,016	1,049,352	161,292	168,536

Assets, end of period	$430,664	$353,016	$238,963	$161,292

(aw)	Renamed on November 16, 2009. Formerly known as Turner Core Growth Trust.

See accompanying notes.

Sub-Account
Large Cap Growth Trust		Large Cap Trust		Large Cap Value Trust
Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$2,400	$95	$62	$45	$14,033	$7,698
—	—	—	—	—	—

2,400	95	62	45	14,033	7,698

866	1,113	—	—	1,966	695

1,534	(1,018)	62	45	12,067	7,003

—	13,072	—	—	—	—
(8,052)	(15,967)	(524)	(102)	(93,069)	(15,631)

(8,052)	(2,895)	(524)	(102)	(93,069)	(15,631)
126,644	(311,590)	1,464	(1,016)	188,592	(123,827)

120,126	(315,503)	1,002	(1,073)	107,590	(132,455)

46,332	46,534	1,737	1,897	32,400	35,312
(53,552)	(44,911)	(1,097)	(392)	(48,147)	(10,670)
(5,147)	—	(35)	(45)	—	—
20,970	33,084	—	—	411,117	252,282
—	—	—	—	—	—

8,603	34,707	605	1,460	395,370	276,924

128,729	(280,796)	1,607	387	502,960	144,469

318,805	599,601	2,197	1,810	424,319	279,850

$447,534	$318,805	$3,804	$2,197	$927,279	$424,319

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$4,380	$9,123	$2,885,987	$2,671,466
Interest on policy loans	—	—	932,561	148,445

Total investment income	4,380	9,123	3,818,548	2,819,911
Expenses:
Mortality and expense risk	716	1,223	434,923	76,635

Net investment income (loss)	3,664	7,900	3,383,625	2,743,276

Realized gains (losses) on investments:
Capital gain distributions	—	58,995	52,695	143,569
Net realized gains (losses)	(57,937)	(32,993)	(298,688)	(608,020)

Realized gains (losses)	(57,937)	26,002	(245,993)	(464,451)
Unrealized appreciation (depreciation) during the period	166,523	(268,200)	15,130,032	(3,914,920)

Net increase (decrease) in assets from operations	112,250	(234,298)	18,267,664	(1,636,095)

Changes from principal transactions:
Transfer of net premiums	96,820	99,482	5,427,950	1,184,410
Transfer on terminations	(71,484)	(34,759)	(11,446,896)	(2,919,529)
Transfer on general account policy loans	—	—	553,572	(51,514)
Net interfund transfers	(7,791)	(56,969)	141,685	61,294,740
Net change in separate account policy loans	—	—	(1,380,353)	12,382,077

Net increase (decrease) in assets from principal transactions	17,545	7,754	(6,704,042)	71,890,184

Total increase (decrease) in assets	129,795	(226,544)	11,563,622	70,254,089

Assets, beginning of period	342,788	569,332	74,429,340	4,175,251

Assets, end of period	$472,583	$342,788	$85,992,962	$74,429,340

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust		Lifestyle Growth Trust		Lifestyle Moderate Trust
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$4,955	$3,201	$100,892	$97,397	$7,281	$7,151
—	—	—	—	—	—

4,955	3,201	100,892	97,397	7,281	7,151

—	—	12,442	16,008	883	1,217

4,955	3,201	88,450	81,389	6,398	5,934

202	228	—	192,190	—	8,522
31	(27)	(326,243)	(134,848)	209	(22,302)

233	201	(326,243)	57,342	209	(13,780)
11,289	(4,997)	1,140,900	(1,698,324)	45,484	(45,791)

16,477	(1,595)	903,107	(1,559,593)	52,091	(53,637)

20,072	3,022	488,491	593,678	7,004	16,943
(5,159)	(1,139)	(589,981)	(498,146)	(61,900)	(16,562)
—	—	(62,887)	(83,418)	(141)	(971)
1,343	52,924	(108,857)	174,964	27,855	(47,284)
—	—	—	—	—	—

16,256	54,807	(273,234)	187,078	(27,182)	(47,874)

32,733	53,212	629,873	(1,372,515)	24,909	(101,511)

65,360	12,148	2,722,802	4,095,317	143,411	244,922

$98,093	$65,360	$3,352,675	$2,722,802	$168,320	$143,411

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Managed Trust	Mid Cap Index Trust
	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$425,940	$3,159	$3,808
Interest on policy loans	815,413	—	—

Total investment income	1,241,353	3,159	3,808
Expenses:
Mortality and expense risk	408,479	228	215

Net investment income (loss)	832,874	2,931	3,593

Realized gains (losses) on investments:
Capital gain distributions	445,396	4,657	5,994
Net realized gains (losses)	(22,934,388)	(24,876)	(29,296)

Realized gains (losses)	(22,488,992)	(20,219)	(23,302)
Unrealized appreciation (depreciation) during the period	5,399,089	132,591	(134,035)

Net increase (decrease) in assets from operations	(16,257,029)	115,303	(153,744)

Changes from principal transactions:
Transfer of net premiums	4,754,529	54,416	18,191
Transfer on terminations	(8,354,878)	(33,063)	(28,833)
Transfer on general account policy loans	(623,354)	(4)	(1,126)
Net interfund transfers	(60,058,771)	(102,378)	205,483
Net change in separate account policy loans	(13,483,280)	—	—

Net increase (decrease) in assets from principal transactions	(77,765,754)	(81,029)	193,715

Total increase (decrease) in assets	(94,022,783)	34,274	39,971

Assets, beginning of period	94,022,783	299,758	259,787

Assets, end of period	—	$334,032	$299,758

(ab)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.
(au)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(q)	Fund available in prior year but no activity.
(am)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Mid Cap Intersection Trust		Mid Cap Stock Trust		Mid Cap Value Trust
Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (q)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08

$12	$11	—	—	$178	$612
—	—	—	—	—	—

12	11	—	—	178	612

4	5	57,830	89,415	—	65

8	6	(57,830)	(89,415)	178	547

—	—	—	431,819	—	1,387
(227)	—	(404,601)	(844,896)	(8,814)	(15,651)

(227)	—	(404,601)	(413,077)	(8,814)	(14,264)
48	(48)	3,397,201	(8,492,009)	9,112	(1,088)

(171)	(42)	2,934,770	(8,994,501)	476	(14,805)

71	161	953,314	1,044,880	2,747	10,307
(1,991)	(47)	(1,105,626)	(1,308,421)	(1,026)	(3,998)
—	—	(207,250)	(371,624)	—	4
(1,573)	3,592	(23,130)	959,208	(16,742)	(7,399)
—	—	—	—	—	—

(3,493)	3,706	(382,692)	324,043	(15,021)	(1,086)

(3,664)	3,664	2,552,078	(8,670,458)	(14,545)	(15,891)

3,664	—	9,764,238	18,434,696	14,545	30,436

—	$3,664	$12,316,316	$9,764,238	—	$14,545

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust		Money Market Trust B
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$37,747	$82,283	$102,215	$439,526
Interest on policy loans	—	—	181,298	169,780

Total investment income	37,747	82,283	283,513	609,306
Expenses:
Mortality and expense risk	29,055	24,128	116,231	114,802

Net investment income (loss)	8,692	58,155	167,282	494,504

Realized gains (losses) on investments:
Capital gain distributions	—	173,573	—	—
Net realized gains (losses)	(188,031)	(1,059,826)	—	—

Realized gains (losses)	(188,031)	(886,253)	—	—
Unrealized appreciation (depreciation) during the period	2,280,283	(229,975)	—	—

Net increase (decrease) in assets from operations	2,100,944	(1,058,073)	167,282	494,504

Changes from principal transactions:
Transfer of net premiums	264,294	272,533	1,847,042	3,439,947
Transfer on terminations	(327,112)	(223,464)	(4,842,128)	(3,633,729)
Transfer on general account policy loans	(30,459)	(59,840)	201,970	(152,098)
Net interfund transfers	424,616	(3,970,298)	1,312,423	759,607
Net change in separate account policy loans	—	—	(321,324)	27,778

Net increase (decrease) in assets from principal transactions	331,339	(3,981,069)	(1,802,017)	441,505

Total increase (decrease) in assets	2,432,283	(5,039,142)	(1,634,735)	936,009

Assets, beginning of period	4,321,914	9,361,056	24,427,020	23,491,011

Assets, end of period	$6,754,197	$4,321,914	$22,792,285	$24,427,020

(ac)	Renamed on April 28, 2008. Formerly known as Quantitative All Cap Trust.
(ad)	Renamed on April 28, 2008. Formerly known as Quantitative Value Trust.

See accompanying notes.

Sub-Account
Natural Resources Trust		Optimized All Cap Trust		Optimized Value Trust
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ac)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ad)

$3,527	$3,085	$1,657,953	$1,416,260	$6	$5
—	—	2,233,909	1,682,075	—	—

3,527	3,085	3,891,862	3,098,335	6	5

715	1,394	667,221	570,258	—	—

2,812	1,691	3,224,641	2,528,077	6	5

88,761	13,224	—	—	—	—
(106,672)	(9,307)	(7,226,050)	(2,798,371)	(34)	(15)

(17,911)	3,917	(7,226,050)	(2,798,371)	(34)	(15)
157,222	(285,283)	35,441,490	(71,638,379)	91	(60)

142,123	(279,675)	31,440,081	(71,908,673)	63	(70)

23,578	27,076	9,485,453	7,279,500	154	162
(51,735)	(11,489)	(17,410,409)	(13,083,098)	(35)	(32)
(2,978)	173	3,479,894	(875,530)	—	—
36,663	114,464	(1,916,145)	190,038,218	(1)	(38)
—	—	(4,405,366)	30,525,470	—	—

5,528	130,224	(10,766,573)	213,884,560	118	92

147,651	(149,451)	20,673,508	141,975,887	181	22

265,975	415,426	141,991,264	15,377	149	127

$413,626	$265,975	$162,664,772	$141,991,264	$330	$149

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Overseas Equity Trust		Pacific Rim Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$698,490	$876,218	$775	$1,326
Interest on policy loans	—	—	—	—

Total investment income	698,490	876,218	775	1,326
Expenses:
Mortality and expense risk	184,654	246,090	84	70

Net investment income (loss)	513,836	630,128	691	1,256

Realized gains (losses) on investments:
Capital gain distributions	—	2,586,181	—	1,736
Net realized gains (losses)	(236,293)	142,889	(3,855)	(2,980)

Realized gains (losses)	(236,293)	2,729,070	(3,855)	(1,244)
Unrealized appreciation (depreciation) during the period	8,495,867	(25,331,612)	22,238	(34,566)

Net increase (decrease) in assets from operations	8,773,410	(21,972,414)	19,074	(34,554)

Changes from principal transactions:
Transfer of net premiums	492,982	448,676	9,883	10,945
Transfer on terminations	(829,152)	(1,003,473)	(3,269)	(3,735)
Transfer on general account policy loans	(90,115)	(61,289)	—	—
Net interfund transfers	(299,283)	(206,108)	(750)	(866)
Net change in separate account policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(725,568)	(822,194)	5,864	6,344

Total increase (decrease) in assets	8,047,842	(22,794,608)	24,938	(28,210)

Assets, beginning of period	29,562,596	52,357,204	57,519	85,729

Assets, end of period	$37,610,438	$29,562,596	$82,457	$57,519

(ae)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Quantitative Mid Cap Trust	Real Estate Securities Trust		Real Return Bond Trust
Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$35	$356,137	$583,687	$9,700	$888
—	44,080	62,578	—	—

35	400,217	646,265	9,700	888

—	59,185	92,880	384	391

35	341,032	553,385	9,316	497

68	—	270,982	5,515	3,706
(22,791)	(3,628,696)	(6,235,994)	24	(8,457)

(22,723)	(3,628,696)	(5,965,012)	5,539	(4,751)
19,472	6,226,852	(20,244)	2,678	(14,826)

(3,216)	2,939,188	(5,431,871)	17,533	(19,080)

2,812	974,591	1,157,256	1,335	8,404
(340)	(1,163,787)	(1,793,199)	(28,673)	(2,651)
—	(61,221)	(229,863)	—	—
(62,120)	(255,032)	(4,378,694)	46,118	9,319
—	(53,844)	(331,002)	—	—

(59,648)	(559,293)	(5,575,502)	18,780	15,072

(62,864)	2,379,895	(11,007,373)	36,313	(4,008)

62,864	11,271,546	22,278,919	88,952	92,960

—	$13,651,441	$11,271,546	$125,265	$88,952

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust		Short-Term Bond Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	—	—	$331,535	$493,900
Interest on policy loans	—	—	—	—

Total investment income	—	—	331,535	493,900
Expenses:
Mortality and expense risk	163	179	9,445	9,177

Net investment income (loss)	(163)	(179)	322,090	484,723

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(354)	164	(131,847)	(44,949)

Realized gains (losses)	(354)	164	(131,847)	(44,949)
Unrealized appreciation (depreciation) during the period	36,288	(42,365)	888,447	(1,715,360)

Net increase (decrease) in assets from operations	35,771	(42,380)	1,078,690	(1,275,586)

Changes from principal transactions:
Transfer of net premiums	5,484	5,737	125,063	187,149
Transfer on terminations	(2,021)	(2,394)	(543,870)	(322,025)
Transfer on general account policy loans	—	—	(21,383)	(30,172)
Net interfund transfers	630	—	387,418	659,895
Net change in separate account policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	4,093	3,343	(52,772)	494,847

Total increase (decrease) in assets	39,864	(39,037)	1,025,918	(780,739)

Assets, beginning of period	54,086	93,123	5,569,238	6,349,977

Assets, end of period	$93,950	$54,086	$6,595,156	$5,569,238

See accompanying notes.

Sub-Account
Small Cap Growth Trust		Small Cap Index Trust		Small Cap Opportunities Trust
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	$1,996	$5,000	—	$48
—	—	—	—	—	—

—	—	1,996	5,000	—	48

46,349	58,487	600	2,421	—	—

(46,349)	(58,487)	1,396	2,579	—	48

—	126,947	7,426	5,942	—	81
(325,430)	40,307	(23,423)	(166,338)	14,672	(1,094)

(325,430)	167,254	(15,997)	(160,396)	14,672	(1,013)
2,933,516	(5,114,100)	75,847	(64,672)	19,229	(187)

2,561,737	(5,005,333)	61,246	(222,489)	33,901	(1,152)

932,111	1,096,851	26,678	26,537	14,445	757
(1,131,795)	(1,308,302)	(12,046)	(24,412)	(10,990)	(646)
(251,811)	(190,820)	(147)	(109)	—	—
300,882	17,517	(41,324)	(213,498)	128,634	(2,144)
—	—	—	—	—	—

(150,613)	(384,754)	(26,839)	(211,482)	132,089	(2,033)

2,411,124	(5,390,087)	34,407	(433,971)	165,990	(3,185)

7,511,410	12,901,497	224,024	657,995	1,011	4,196

$9,922,534	$7,511,410	$258,431	$224,024	$167,001	$1,011

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Trust	Small Cap Value Trust
	Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$3	$11,351	$15,790
Interest on policy loans	—	—	—

Total investment income	3	11,351	15,790
Expenses:
Mortality and expense risk	—	3,628	2,779

Net investment income (loss)	3	7,723	13,011

Realized gains (losses) on investments:
Capital gain distributions	193	—	4,184
Net realized gains (losses)	(8,588)	(72,478)	(71,300)

Realized gains (losses)	(8,395)	(72,478)	(67,116)
Unrealized appreciation (depreciation) during the period	2,291	535,936	(293,817)

Net increase (decrease) in assets from operations	(6,101)	471,181	(347,922)

Changes from principal transactions:
Transfer of net premiums	985	126,694	147,869
Transfer on terminations	(2,055)	(99,392)	(164,192)
Transfer on general account policy loans	—	(1,018)	(27,004)
Net interfund transfers	(8,645)	504,759	(115,940)
Net change in separate account policy loans	—	—	—

Net increase (decrease) in assets from principal transactions	(9,715)	531,043	(159,267)

Total increase (decrease) in assets	(15,816)	1,002,224	(507,189)

Assets, beginning of period	15,816	955,970	1,463,159

Assets, end of period	—	$1,958,194	$955,970

(y)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
Small Company Value Trust		Smaller Company Growth Trust	Strategic Bond Trust
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$336	$732	—	$4,566	$5,153
—	—	—	—	—

336	732	—	4,566	5,153

85	21	—	85	79

251	711	—	4,481	5,074

9,581	1,091	—	—	—
(5,655)	(22,568)	—	(1,846)	(6,306)

3,926	(21,477)	—	(1,846)	(6,306)
16,924	(10,568)	146	9,015	(9,756)

21,101	(31,334)	146	11,650	(10,988)

20,429	18,616	121	3,683	11,944
(8,754)	(4,228)	(19)	(7,416)	(7,429)
—	—	—	—	—
1,203	23,782	2,741	—	(64,733)
—	—	—	—	—

12,878	38,170	2,843	(3,733)	(60,218)

33,979	6,836	2,989	7,917	(71,206)

69,279	62,443	—	52,326	123,532

$103,258	$69,279	$2,989	$60,243	$52,326

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Trust		Total Bond Market Trust B
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$4,039	$6,487	$820,639	$777,018
Interest on policy loans	—	—	—	—

Total investment income	4,039	6,487	820,639	777,018
Expenses:
Mortality and expense risk	63	18	43,057	54,340

Net investment income (loss)	3,976	6,469	777,582	722,678

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(4,276)	(1,457)	850	17,673

Realized gains (losses)	(4,276)	(1,457)	850	17,673
Unrealized appreciation (depreciation) during the period	10,113	(6,240)	115,805	152,132

Net increase (decrease) in assets from operations	9,813	(1,228)	894,237	892,483

Changes from principal transactions:
Transfer of net premiums	2,238	5,433	1,017,994	1,005,156
Transfer on terminations	(7,945)	(1,671)	(759,474)	(802,777)
Transfer on general account policy loans	—	—	(71,211)	(77,862)
Net interfund transfers	23,315	64,675	406,261	(2,315,487)
Net change in separate account policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	17,608	68,437	593,570	(2,190,970)

Total increase (decrease) in assets	27,421	67,209	1,487,807	(1,298,487)

Assets, beginning of period	71,369	4,160	15,030,566	16,329,053

Assets, end of period	$98,790	$71,369	$16,518,373	$15,030,566

(af)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Total Return Trust		Total Stock Market Index Trust		U.S. Core Trust
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (af)

$20,206	$23,540	$7,624	$9,627	$21
—	—	—	—	—

20,206	23,540	7,624	9,627	21

661	495	536	1,021	—

19,545	23,045	7,088	8,606	21

14,621	4,490	—	1,060	20
(3,789)	(1,528)	(18,823)	(9,292)	(825)

10,832	2,962	(18,823)	(8,232)	(805)
19,861	(15,652)	131,641	(269,569)	174

50,238	10,355	119,906	(269,195)	(610)

58,573	58,834	71,144	86,829	239
(149,547)	(30,256)	(64,808)	(92,637)	(1,028)
(217)	(313)	(572)	(10,791)	—
138,581	88,235	(3,610)	(53,523)	(962)
—	—	—	—	—

47,390	116,500	2,154	(70,122)	(1,751)

97,628	126,855	122,060	(339,317)	(2,361)

492,650	365,795	421,610	760,927	2,361

$590,278	$492,650	$543,670	$421,610	—

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Global Leaders Growth Trust	U.S. Government Securities Trust
	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$76	$30,297	$30,861
Interest on policy loans	—	—	—

Total investment income	76	30,297	30,861
Expenses:
Mortality and expense risk	—	5,103	1,084

Net investment income (loss)	76	25,194	29,777

Realized gains (losses) on investments:
Capital gain distributions	2,672	29,949	—
Net realized gains (losses)	(19,504)	(2,763)	(1,233)

Realized gains (losses)	(16,832)	27,186	(1,233)
Unrealized appreciation (depreciation) during the period	(598)	23,892	(17,733)

Net increase (decrease) in assets from operations	(17,354)	76,272	10,811

Changes from principal transactions:
Transfer of net premiums	675	21,328	3,394
Transfer on terminations	(2,495)	(5,450)	(1,150)
Transfer on general account policy loans	—	—	—
Net interfund transfers	(1,560)	(105,667)	908,101
Net change in separate account policy loans	—	—	—

Net increase (decrease) in assets from principal transactions	(3,380)	(89,789)	910,345

Total increase (decrease) in assets	(20,734)	(13,517)	921,156

Assets, beginning of period	20,734	938,726	17,570

Assets, end of period	—	$925,209	$938,726

(ag)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.
(q)	Fund available in prior year but no activity.
(ao)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

Sub-Account
U.S. High Yield Bond Trust		U.S. Large Cap Trust		Utilities Trust
Year Ended Dec. 31/09	Year Ended Dec. 31/08 (q)	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$33,785	$13,956	$21	$92	$9,498	$7,495
—	—	—	—	—	—

33,785	13,956	21	92	9,498	7,495

87	23	—	—	772	801

33,698	13,933	21	92	8,726	6,694

—	—	—	—	—	7,696
18,106	(4,193)	(1,519)	(187)	(12,703)	(61,067)

18,106	(4,193)	(1,519)	(187)	(12,703)	(53,371)
68,270	(76,017)	1,506	(1,433)	59,603	(73,177)

120,074	(66,277)	8	(1,528)	55,626	(119,854)

78,891	25,246	762	1,612	11,331	16,059
(64,428)	(22,049)	(280)	(735)	(4,119)	(6,483)
—	—	—	59	—	—
9,322	309,543	(3,384)	1,575	(3,630)	(153,668)
—	—	—	—	—	—

23,785	312,740	(2,902)	2,511	3,582	(144,092)

143,859	246,463	(2,894)	983	59,208	(263,946)

246,463	—	2,894	1,911	176,144	440,090

$390,322	$246,463	—	$2,894	$235,352	$176,144

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust		Total
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,412	$235	$17,992,198	$19,049,954
Interest on policy loans	—	—	4,643,974	4,944,295

Total investment income	1,412	235	22,636,172	23,994,249
Expenses:
Mortality and expense risk	57	21	3,331,951	4,038,745

Net investment income (loss)	1,355	214	19,304,221	19,955,504

Realized gains (losses) on investments:
Capital gain distributions	—	418	1,075,788	7,744,476
Net realized gains (losses)	2,160	(3,263)	(18,954,194)	(71,223,792)

Realized gains (losses)	2,160	(2,845)	(17,878,406)	(63,479,316)
Unrealized appreciation (depreciation) during the period	8,272	(6,550)	151,843,166	(236,344,469)

Net increase (decrease) in assets from operations	11,787	(9,181)	153,268,981	(279,868,281)

Changes from principal transactions:
Transfer of net premiums	1,473	579	38,126,751	43,258,140
Transfer on terminations	(9,970)	(616)	(71,671,360)	(63,572,228)
Transfer on general account policy loans	—	—	3,762,753	(4,849,949)
Net interfund transfers	144,460	7,731	2,514,680	6,520,696
Net change in separate account policy loans	—	—	(8,243,037)	(6,472,666)

Net increase (decrease) in assets from principal transactions	135,963	7,694	(35,510,213)	(25,116,007)

Total increase (decrease) in assets	147,750	(1,487)	117,758,768	(304,984,288)

Assets, beginning of period	15,486	16,973	624,798,355	929,782,643

Assets, end of period	$163,236	$15,486	$742,557,123	$624,798,355

See accompanying notes.

John Hancock Variable Life Account UV

Notes to Financial Statements

December 31, 2009

1.	Organization

John Hancock Variable Life Account UV (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 64 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2009. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
American Diversified Growth & Income Trust	Core Diversified Growth & Income Trust	November 16, 2009
Index Allocation Trust	Core Strategy Trust	May 4, 2009
Turner Core Growth Trust	Large Cap Growth Trust	November 16, 2009

The following sub-accounts of the Account were commenced as investment options:

New	Effective Date
Alpha Opportunities Trust	May 4, 2009
American Diversified Growth & Income Trust	May 4, 2009
American Fundamental Holdings Trust	May 4, 2009
American Global Diversification Trust	May 4, 2009
American New World Trust	May 4, 2009
Balanced Trust	May 4, 2009
International Small Company Trust	November 16, 2009
Smaller Company Growth Trust	November 16, 2009

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
Classic Value Trust	Equity-Income Trust	May 4, 2009
Core Equity Trust	Fundamental Value Trust	May 4, 2009
Emerging Small Company Trust	Smaller Company Growth Trust	November 16, 2009
Global Allocation Trust	Lifestyle Balanced Trust	November 16, 2009
Global Real Estate Trust	Real Estate Securities Trust	November 16, 2009
International Small Cap Trust	International Small Company Trust	November 16, 2009
Mid Cap Intersection Trust	Mid Cap Index Trust	November 16, 2009
Mid Cap Value Trust	Mid Value Trust	May 4, 2009
U.S. Large Cap Trust	American Growth-Income Trust	May 4, 2009
CSI Equity Trust	Money Market Trust B	December 29, 2009

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2009.

Mutual Funds
Level 1	$680,639,535
Level 2	—
Level 3	—

$680,639,535

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

JHUSA assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625% of net assets, depending on the type of policy, (excluding policy loans and policies for which no mortality and expense risk is charged). Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

4.	Policy Loans

Policy loans may be held as an investment in the sub-account or in the Company’s general account depending on the terms of the Contracts.

Policy loans reported in the Statements of Assets and Contract Owners’ Equity represent policy loan investments of the sub-account and consist of outstanding loans plus accrued interest, where interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of 0.75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and 0.25% thereafter). Policy loans are not subject to impairment losses because they are fully collateralized by the cash surrender value of the Contracts borrowed against.

The change in separate account policy loans and transfer on general account policy loans reported in the Statements of Operations and Changes in Contract Owners’Equity represent disbursement or repayment of loans held as an investment in the sub-account or in the Company’s general account, respectively. Sub-account loan investments are funded directly from the sub-account whereas general account loans are funded through interfund transfers with the Company.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

5.	Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHUSA, which is taxed as a life insurance company under the Internal Revenue Code (the “Code”). JHUSA has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHUSA does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

6.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

7.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$5,171,724	$9,410,776
Active Bond Trust	9,708,685	10,760,322
All Cap Core Trust	2,070	236
All Cap Growth Trust	2,467	2,674
All Cap Value Trust	57,581	44,277
American Blue Chip Income and Growth Trust	4,042	1,329
American Bond Trust	—	27,789
American Growth Trust	315,835	182,728
American Growth-Income Trust	40,688	40,340
American International Trust	112,962	130,942
American New World Trust	—	—
Blue Chip Growth Trust	2,890,245	3,206,617
Capital Appreciation Trust	1,120,734	1,360,809
Classic Value Trust	4,507	106,810
Core Bond Trust	25,382	13,843
Core Diversified Growth & Income Trust	—	—
Core Equity Trust	5,869	14,485
Emerging Markets Value Trust	587,001	94,259
Emerging Small Company Trust	706	3,464
Equity-Income Trust	1,708,197	1,975,798
Financial Services Trust	14,392	36,664
Fundamental Value Trust	35,756	27,022
Global Bond Trust	818,247	511,552

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Global Real Estate Trust	$56,000	$76,257
Global Trust	9,782	1,738
Health Sciences Trust	35,333	71,686
High Yield Trust	275,721	254,643
International Core Trust	16,130	5,677
International Equity Index Trust B	3,864,906	2,042,889
International Opportunities Trust	7,983	40,326
International Small Cap Trust	74,486	229,481
International Small Company	199,307	604
International Value Trust	58,752	82,265
Investment Quality Bond Trust	75,708	7,758
Large Cap Trust	1,692	1,026
Large Cap Value Trust	704,996	297,559
Lifestyle Aggressive Trust	100,278	79,068
Lifestyle Balanced Trust	6,057,032	8,876,963
Lifestyle Conservative Trust	25,839	4,427
Lifestyle Growth Trust	726,414	911,198
Lifestyle Moderate Trust	171,888	192,673
Mid Cap Index Trust	274,080	347,521
Mid Cap Intersection Trust	3,508	6,992
Mid Cap Stock Trust	924,827	1,365,348
Mid Cap Value Trust	2,814	17,658
Mid Value Trust	735,481	395,451
Money Market Trust B	5,276,593	6,771,302
Natural Resources Trust	173,306	76,205
Optimized All Cap Trust	6,953,072	12,323,549
Optimized Value Trust	160	35
Overseas Equity Trust	965,769	1,177,502
Pacific Rim Trust	10,458	3,902
Real Estate Securities Trust	1,460,958	1,669,455
Real Return Bond Trust	62,669	29,058
Science & Technology Trust	8,536	4,606
Short-Term Bond Trust	987,647	718,328
Small Cap Growth Trust	1,157,513	1,354,474
Small Cap Index Trust	38,944	56,961
Small Cap Opportunities Trust	193,115	61,026
Small Cap Value Trust	679,852	141,087
Small Company Value Trust	31,434	8,724
Smaller Company Growth Trust	2,860	16
Strategic Bond Trust	7,731	6,982
Strategic Income Trust	101,559	79,975
Total Bond Market Trust B	2,410,271	1,039,119
Total Return Trust	409,248	327,692
Total Stock Market Index Trust	72,488	63,246
U.S. Government Securities Trust	343,288	377,935
U.S. High Yield Bond Trust	446,493	389,011
U.S. Large Cap Trust	803	3,685
Utilities Trust	35,315	23,005
Value Trust	820,959	683,642
All Asset Portfolio	127,216	2,837
Brandes International Equity Trust	554,125	248,386

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Business Opportunity Value Trust	$13,074	$3,129
CSI Equity Trust	37,200	994,294
Frontier Capital Appreciation Trust	55,158	108,024
Large Cap Growth Trust	69,798	59,661

	$60,537,659	$72,068,797

8.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHUSA.

9.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

10.	Organizational Change

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), merged with and into JHUSA. As a result of the merger, JHLICO ceased to exist and the companies’ property and obligations became the property and obligations of JHUSA.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through the date the financial statements were issued and has determined that no events have occurred that require additional disclosure.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (l)
Units, beginning of period	4,333	4,258	4,307	4,369	4,378
Units issued	206	270	94	163	367
Units redeemed	(565)	(195)	(143)	(225)	(376)

Units, end of period (000’s)	3,974	4,333	4,258	4,307	4,369

Unit value, end of period $	19.33 to 21.05	15.39 to 16.66	24.66 to 26.53	21.08 to 25.20	18.25 to 21.81
Assets, end of period $ (000’s)	77,269	66,999	105,448	101,911	89,969
Investment income ratio*	2.25%	2.20%	2.96%	1.13%	0.47%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	25.57% to 26.36%	(37.58%) to (37.19%)	4.60% to 5.25%	14.85% to 15.56%	4.00% to 6.52%

(l)	Renamed on May 2, 2005. Formerly known as Equity Index Trust.

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,592	1,608	1,627	1,664	1,689
Units issued	18	28	27	25	31
Units redeemed	(161)	(44)	(46)	(62)	(56)

Units, end of period (000’s)	1,449	1,592	1,608	1,627	1,664

Unit value, end of period $	22.96 to 50.05	18.50 to 40.09	20.79 to 44.78	08.38 to 43.05	8.05 to 41.17
Assets, end of period $ (000’s)	116,326	103,929	117,663	116,697	115,744
Investment income ratio*	7.35%	5.60%	8.87%	2.75%	1.29%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	24.09% to 24.86%	(11.04%) to (10.48%)	3.39% to 4.03%	3.90% to 4.54%	0.98% to 2.55%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	3	3	4	4	—
Units issued	10	6	1	—	8
Units redeemed	—	(6)	(2)	—	(4)

Units, end of period (000’s)	13	3	3	4	4

Unit value, end of period $	11.70 to 12.05	9.70 to 9.93	11.65 to 11.84	10.85 to 10.97	10.46 to 10.51
Assets, end of period $ (000’s)	157	32	38	41	37
Investment income ratio*	12.71%	4.16%	6.63%	5.09%	4.61%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	20.55% to 21.32%	(16.69%) to (16.17%)	7.33% to 8.00%	3.71% to 4.36%	4.64% to 5.08%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	1	1	1	19	—
Units issued	—	—	—	1	19
Units redeemed	—	—	—	(19)	—

Units, end of period (000’s)	1	1	1	1	19

Unit value, end of period $	10.06 to 10.36	7.87 to 8.05	13.12 to 13.34	12.85 to 12.98	11.27 to 11.31
Assets, end of period $ (000’s)	17	12	17	15	212
Investment income ratio*	1.77%	1.93%	1.53%	1.77%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	27.80% to 28.61%	(39.98%) to (39.60%)	2.07% to 2.70%	14.06% to 14.77%	12.67% to 13.14%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	All Cap Growth Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	2	1	9	8	—
Units issued	—	1	1	1	8
Units redeemed	—	—	(9)	—	—

Units, end of period (000’s)	2	2	1	9	8

Unit value, end of period $	9.51 to 9.80	7.90 to 8.09	13.69 to 13.92	12.29 to 12.42	11.60 to 11.65
Assets, end of period $ (000’s)	19	16	18	110	99
Investment income ratio*	0.81%	0.43%	0.11%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	20.38% to 21.13%	(42.27%) to (41.91%)	11.38% to 12.08%	5.96% to 6.63%	16.00% to 16.48%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	8	2	12	—	—
Units issued	5	9	—	12	—
Units redeemed	(5)	(3)	(10)	—	—

Units, end of period (000’s)	8	8	2	12	—

Unit value, end of period $	12.03 to 12.38	9.56 to 9.78	13.51 to 13.74	12.51 to 12.64	11.06 to 11.11
Assets, end of period $ (000’s)	104	78	22	154	—
Investment income ratio*	0.68%	1.69%	1.17%	0.16%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	25.80% to 26.59%	(29.24%) to (28.80%)	8.00% to 8.68%	13.11% to 13.82%	10.61% to 11.06%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	1	—	—	—	—
Units issued	—	3	—	—	—
Units redeemed	—	(2)	—	—	—

Units, end of period (000’s)	1	1	—	—	—

Unit value, end of period $	10.34 to 10.64	8.17 to 8.36	12.99 to 13.21	12.86 to 12.99	11.06 to 11.10
Assets, end of period $ (000’s)	9	5	5	3	—
Investment income ratio*	1.92%	2.52%	2.84%	0.31%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	26.55% to 27.32%	(37.11%) to (36.72%)	1.02% to 1.65%	16.27% to 16.99%	10.57% to 11.04%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	American Bond Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (q)
Units, beginning of period	3	—	—	—
Units issued	—	3	—	—
Units redeemed	(3)	—	—	—

Units, end of period (000’s)	—	3	—	—

Unit value, end of period $	10.95 to 11.24	9.82 to 10.02	10.95 to 11.10	10.70 to 10.78
Assets, end of period $ (000’s)	—	28	—	—
Investment income ratio*	0.00%	11.51%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	11.51% to 12.21%	(10.28%) to (9.72%)	2.32% to 2.96%	5.90% to 6.57%

(q)	Fund available in prior year but no activity.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	American Growth Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	44	32	30	1	—
Units issued	26	37	36	31	7
Units redeemed	(19)	(25)	(34)	(2)	(6)

Units, end of period (000’s)	51	44	32	30	1

Unit value, end of period $	11.08 to 11.40	8.03 to 8.21	14.47 to 14.71	13.01 to 13.15	11.92 to 11.97
Assets, end of period $ (000’s)	580	356	467	400	9
Investment income ratio*	0.28%	1.65%	1.26%	0.23%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	38.01% to 38.87%	(44.55%) to (44.20%)	11.25% to 11.94%	9.11% to 9.80%	19.21% to 19.72%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	American Growth-Income Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	19	4	4	—	—
Units issued	3	15	26	5	5
Units redeemed	(4)	—	(26)	(1)	(5)

Units, end of period (000’s)	18	19	4	4	—

Unit value, end of period $	10.38 to 10.69	7.99 to 8.17	12.98 to 13.20	12.48 to 12.61	10.94 to 10.99
Assets, end of period $ (000’s)	181	150	59	53	2
Investment income ratio*	1.18%	3.65%	2.01%	1.03%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	29.98% to 30.79%	(38.46%) to (38.08%)	4.00% to 4.64%	14.08% to 14.80%	9.41% to 9.87%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	American International Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	22	4	7	—	—
Units issued	7	22	2	12	4
Units redeemed	(14)	(4)	(5)	(5)	(4)

Units, end of period (000’s)	15	22	4	7	—

Unit value, end of period $	14.04 to 14.46	9.91 to 10.14	17.31 to 17.60	14.56 to 14.72	12.36 to 12.41
Assets, end of period $ (000’s)	215	220	75	105	1
Investment income ratio*	1.31%	7.57%	3.12%	0.33%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	41.70% to 42.58%	(42.73%) to (42.37%)	18.84% to 19.58%	17.79% to 18.54%	23.63% to 24.15%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
American New World Trust
Year Ended Dec. 31/09 (ah)
Units, beginning of period	—
Units issued	—
Units redeemed	—

Units, end of period (000’s)	—

Unit value, end of period $	13.30 to 13.36
Assets, end of period $ (000’s)	—
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%
Total return, lowest to highest***	33.03% to 33.58%

(ah)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	842	854	869	902	—
Units issued	81	45	62	48	941
Units redeemed	(63)	(57)	(77)	(81)	(39)

Units, end of period (000’s)	860	842	854	869	902

Unit value, end of period $	22.36 to 56.75	15.74 to 39.69	27.55 to 69.05	6.34 to 61.21	5.81 to 55.85
Assets, end of period $ (000’s)	52,520	37,901	65,009	59,281	56,386
Investment income ratio*	0.19%	0.39%	0.81%	0.25%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	42.08% to 42.97%	(42.88%) to (42.52%)	12.11% to 12.81%	8.90% to 9.59%	13.08% to 13.55%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	178	186	188	180	179
Units issued	21	11	10	14	129
Units redeemed	(9)	(19)	(12)	(6)	(128)

Units, end of period (000’s)	190	178	186	188	180

Unit value, end of period $	25.67 to 27.86	20.62 to 22.24	34.49 to 36.97	32.13 to 34.84	25.50 to 27.49
Assets, end of period $ (000’s)	4,976	3,761	6,544	6,187	4,694
Investment income ratio*	2.54%	3.39%	2.04%	1.43%	1.55%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	24.50% to 25.28%	(40.22%) to (39.84%)	7.34% to 8.01%	25.99% to 26.78%	9.86% to 12.40%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	6	4	4	2	—
Units issued	1	3	1	2	2
Units redeemed	—	(1)	(1)	—	—

Units, end of period (000’s)	7	6	4	4	2

Unit value, end of period $	12.56 to 13.18	10.15 to 10.58	15.59 to 16.15	14.88 to 15.32	13.14 to 13.45
Assets, end of period $ (000’s)	87	61	66	55	30
Investment income ratio*	0.80%	0.04%	0.67%	0.55%	0.93%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	23.80% to 24.59%	(34.89%) to (34.48%)	4.78% to 5.44%	13.18% to 13.89%	7.13% to 9.06%

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	2,414	2,423	2,437	4	—
Units issued	107	108	104	2,518	4
Units redeemed	(126)	(117)	(118)	(85)	—

Units, end of period (000’s)	2,395	2,414	2,423	2,437	4

Unit value, end of period $	12.05 to 12.41	8.52 to 8.72	13.66 to 13.89	12.30 to 12.65	12.10 to 12.15
Assets, end of period $ (000’s)	29,680	21,134	34,000	30,786	52
Investment income ratio*	0.32%	0.54%	0.39%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	41.46% to 42.35%	(37.63%) to (37.24%)	11.00% to 11.70%	1.27% to 2.38%	20.95% to 21.45%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Classic Value Trust
	Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	17	16	16	10	—
Units issued	1	2	2	25	10
Units redeemed	(18)	(1)	(2)	(19)	—

Units, end of period (000’s)	—	17	16	16	10

Unit value, end of period $	5.84 to 5.99	6.09 to 6.23	11.26 to 11.44	12.96 to 13.09	11.22 to 11.27
Assets, end of period $ (000’s)	—	107	178	213	115
Investment income ratio*	1.15%	2.06%	1.48%	1.05%	2.44%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(4.10%) to (3.90%)	(45.89%) to (45.55%)	(13.13%) to (12.58%)	15.43% to 16.14%	12.24% to 12.71%

(aj)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (q)
Units, beginning of period	20	—
Units issued	2	20
Units redeemed	(1)	—

Units, end of period (000’s)	21	20

Unit value, end of period $	12.31 to 12.67	11.26 to 11.53
Assets, end of period $ (000’s)	262	233
Investment income ratio*	2.49%	6.10%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	9.26% to 9.93%	2.71% to 3.36%

(q)	Fund available in prior year but no activity.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

Sub-Account
Core Diversified Growth & Income Trust
Year Ended Dec. 31/09 (ay)
Units, beginning of period	—
Units issued	—
Units redeemed	—

Units, end of period (000’s)	—

Unit value, end of period $	12.16 to 12.21
Assets, end of period $ (000’s)	—
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%
Total return, lowest to highest***	21.63% to 22.14%

(ay)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.

	Sub-Account
	Core Equity Trust
	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	2	1	—	—	—
Units issued	1	1	1	—	—
Units redeemed	(3)	—	—	—	—

Units, end of period (000’s)	—	2	1	—	—

Unit value, end of period $	5.11 to 5.24	5.16 to 5.28	11.40 to 11.59	12.19 to 12.31	11.49 to 11.54
Assets, end of period $ (000’s)	—	8	11	4	—
Investment income ratio*	1.89%	13.24%	0.03%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(0.92%) to (0.72%)	(54.75%) to (54.46%)	(6.43%) to (5.85%)	6.07% to 6.73%	14.89% to 15.37%

(ak)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	CSI Equity Trust
	Year Ended Dec. 31/09 (ax)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	69	119	166	135	104
Units issued	3	4	24	36	38
Units redeemed	(72)	(54)	(71)	(5)	(7)

Units, end of period (000's)	—	69	119	166	135

Unit value, end of period $	13.94	12.60	18.48	17.01	14.43
Assets, end of period $ (000’s)	—	871	2,204	2,822	1,944
Investment income ratio*	0.00%	0.88%	0.79%	0.91%	0.63%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	10.62%	(31.79%)	8.61%	17.90%	4.90% to 6.73%

(ax)	Terminated as an investment option and funds transferred to Money Market Trust B on December 29, 2009.

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (m)
Units, beginning of period	12	8	—
Units issued	60	9	9
Units redeemed	(10)	(5)	(1)

Units, end of period (000’s)	62	12	8

Unit value, end of period $	11.42 to 11.61	5.71 to 5.77	11.94 to 11.99
Assets, end of period $ (000’s)	721	69	99
Investment income ratio*	0.14%	3.26%	1.57%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	100.12% to 101.36%	(52.23%) to (51.92%)	19.44% to 19.94%

(m)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Emerging Small Company Trust
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	—	—	—	—	—
Units issued	—	1	—	—	—
Units redeemed	—	(1)	—	—	—

Units, end of period (000’s)	—	—	—	—	—

Unit value, end of period $	9.04 to 9.30	7.12 to 7.29	12.62 to 12.83	11.75 to 11.87	11.54 to 11.59
Assets, end of period $ (000’s)	—	2	4	3	—
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	26.98% to 27.66%	(43.58%) to (43.23%)	7.41% to 8.08%	1.80% to 2.44%	15.43% to 15.92%

(aq)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	1,596	1,668	1,690	1,724	—
Units issued	57	56	58	75	1,799
Units redeemed	(98)	(128)	(80)	(109)	(75)

Units, end of period (000’s)	1,555	1,596	1,668	1,690	1,724

Unit value, end of period $	22.41 to 24.40	17.93 to 19.40	28.16 to 30.29	27.41 to 29.30	23.17 to 24.61
Assets, end of period $ (000’s)	35,178	28,851	47,340	46,653	40,170
Investment income ratio*	2.26%	2.56%	2.98%	1.54%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	24.97% to 25.75%	(36.34%) to (35.94%)	2.75% to 3.39%	18.31% to 19.05%	6.41% to 6.85%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	13	13	12	4	—
Units issued	1	4	2	9	5
Units redeemed	(6)	(4)	(1)	(1)	(1)

Units, end of period (000’s)	8	13	13	12	4

Unit value, end of period $	9.23 to 16.68	6.56 to 11.79	11.93 to 21.29	12.87 to 22.83	10.51 to 18.53
Assets, end of period $ (000’s)	102	100	186	189	57
Investment income ratio*	0.80%	0.98%	1.31%	0.29%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	40.67% to 41.53%	(44.98%) to (44.63%)	(7.31%) to (6.73%)	22.39% to 23.16%	14.45% to 14.94%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	67	66	66	56	53
Units issued	2	2	1	12	7
Units redeemed	(3)	(1)	(1)	(2)	(4)

Units, end of period (000’s)	66	67	66	66	56

Unit value, end of period $	37.46 to 38.75	25.37 to 26.08	44.03 to 44.99	33.62 to 42.01	28.91 to 36.13
Assets, end of period $ (000’s)	2,273	1,570	2,702	2,423	1,785
Investment income ratio*	0.05%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	47.68% to 48.61%	(42.39%) to (42.03%)	11.22% to 11.92%	15.62% to 16.35%	14.41% to 20.97%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	15	9	3	1	—
Units issued	4	7	7	2	1
Units redeemed	(3)	(1)	(1)	—	—

Units, end of period (000’s)	16	15	9	3	1

Unit value, end of period $	10.27 to 10.57	7.84 to 8.02	12.98 to 13.20	12.55 to 12.68	11.03 to 11.07
Assets, end of period $ (000’s)	167	119	124	32	13
Investment income ratio*	1.01%	1.21%	2.34%	0.87%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	31.01% to 31.83%	(39.64%) to (39.27%)	3.44% to 4.08%	13.83% to 14.55%	10.25% to 10.72%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	106	104	108	114	—
Units issued	13	31	10	19	134
Units redeemed	(24)	(29)	(14)	(25)	(20)

Units, end of period (000’s)	95	106	104	108	114

Unit value, end of period $	22.66 to 24.68	19.76 to 21.38	20.80 to 22.37	18.89 to 20.41	17.95 to 19.39
Assets, end of period $ (000’s)	2,175	2,106	2,186	2,081	2,085
Investment income ratio*	12.32%	0.60%	7.49%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	14.69% to 15.41%	(5.02%) to (4.42%)	8.93% to 9.61%	4.62% to 5.27%	(6.35%) to (5.97%)

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Global Real Estate Trust
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08 (z)
Units, beginning of period	8	—
Units issued	4	8
Units redeemed	(12)	—

Units, end of period (000’s)	—	8

Unit value, end of period $	6.73	5.57
Assets, end of period $ (000’s)	—	43
Investment income ratio*	70.21%	22.18%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	20.71%	(44.26%)

(as)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(z)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Global Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	4	9	6	—	—
Units issued	1	2	3	10	—
Units redeemed	—	(7)	—	(4)	—

Units, end of period (000’s)	5	4	9	6	—

Unit value, end of period $	10.62 to 10.94	8.13 to 8.32	13.52 to 13.75	13.43 to 13.57	11.22 to 11.27
Assets, end of period $ (000’s)	51	33	117	82	—
Investment income ratio*	1.92%	1.03%	2.51%	1.49%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	30.65% to 31.47%	(39.86%) to (39.49%)	0.69% to 1.32%	19.68% to 20.42%	12.22% to 12.69%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	21	23	20	12	—
Units issued	2	3	8	11	14
Units redeemed	(6)	(5)	(5)	(3)	(2)

Units, end of period (000’s)	17	21	23	20	12

Unit value, end of period $	15.12 to 15.96	11.54 to 12.10	16.55 to 17.26	14.15 to 14.66	13.13 to 13.52
Assets, end of period $ (000’s)	284	256	400	288	166
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	31.02% to 31.84%	(30.30%) to (29.86%)	17.00% to 17.73%	7.77% to 8.44%	22.60% to 23.11%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	87	101	100	102	—
Units issued	15	10	10	12	127
Units redeemed	(22)	(24)	(9)	(14)	(25)

Units, end of period (000’s)	80	87	101	100	102

Unit value, end of period $	13.20 to 14.20	8.60 to 9.19	12.27 to 13.03	12.14 to 12.82	11.06 to 11.61
Assets, end of period $ (000’s)	1,093	768	1,265	1,235	1,140
Investment income ratio*	11.52%	9.14%	12.97%	6.39%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	53.54% to 54.51%	(29.92%) to (29.48%)	1.02% to 1.64%	9.77% to 10.48%	6.16% to 6.61%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (b)	Year Ended Dec. 31/05 (a)
Units, beginning of period	7	15	4	—	—
Units issued	1	5	10	6	—
Units redeemed	(1)	(13)	1	(2)	—

Units, end of period (000’s)	7	7	15	4	—

Unit value, end of period $	11.71 to 12.05	9.93 to 10.16	16.27 to 16.55	14.69 to 14.84	11.84 to 11.89
Assets, end of period $ (000’s)	90	71	237	65	1
Investment income ratio*	2.57%	2.76%	3.29%	0.13%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	17.89% to 18.62%	(38.96%) to (38.58%)	10.78% to 11.46%	24.04% to 24.81%	18.42% to 18.93%

(b)	Renamed on May 1, 2006. Formerly known as International Stock Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (n)
Units, beginning of period	825	562	594	562	488
Units issued	79	329	37	94	119
Units redeemed	(68)	(66)	(69)	(62)	(45)

Units, end of period (000’s)	836	825	562	594	562

Unit value, end of period $	20.83 to 36.81	15.10 to 26.52	27.32 to 47.69	3.91 to 41.18	3.09 to 32.39
Assets, end of period $ (000’s)	30,255	21,843	28,289	25,625	19,139
Investment income ratio*	4.07%	3.34%	4.97%	0.85%	1.16%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	37.94% to 38.80%	(44.73%) to (44.38%)	15.10% to 15.82%	26.32% to 27.11%	16.11% to 19.63%

(n)	Renamed on May 2, 2005. Formerly known as International Equity Index Trust.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	9	4	4	1	—
Units issued	1	7	1	3	1
Units redeemed	(5)	(2)	(1)	—	—

Units, end of period (000’s)	5	9	4	4	1

Unit value, end of period $	12.23 to 12.59	8.95 to 9.16	18.20 to 18.51	15.25 to 15.41	12.38 to 12.43
Assets, end of period $ (000’s)	69	85	83	62	12
Investment income ratio*	1.04%	2.00%	1.68%	0.58%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	36.65% to 37.49%	(50.82%) to (50.51%)	19.35% to 20.10%	23.20% to 23.96%	23.80% to 24.32%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Small Cap Trust
	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	16	9	6	—	—
Units issued	5	13	3	6	—
Units redeemed	(21)	(6)	—	—	—

Units, end of period (000’s)	—	16	9	6	—

Unit value, end of period $	11.35 to 11.68	7.23 to 7.39	15.47 to 15.73	14.12 to 14.27	11.13 to 11.18
Assets, end of period $ (000’s)	—	115	134	87	4
Investment income ratio*	2.33%	3.59%	3.18%	0.31%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	57.04% to 57.92%	(53.29%) to (53.00%)	9.52% to 10.20%	26.93% to 27.73%	11.28% to 11.75%

(at)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

Sub-Account
International Small Company
Year Ended Dec. 31/09 (ai)
Units, beginning of period	—
Units issued	20
Units redeemed	—

Units, end of period (000’s)	20

Unit value, end of period $	9.83 to 9.84
Assets, end of period $ (000’s)	194
Investment income ratio*	0.79%
Expense ratio, lowest to highest**	0.00% to 0.63%
Total return, lowest to highest***	(1.67%) to (1.59%)

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	39	67	33	23	—
Units issued	3	6	38	11	23
Units redeemed	(7)	(34)	(4)	(1)	—

Units, end of period (000’s)	35	39	67	33	23

Unit value, end of period $	12.08 to 12.43	8.94 to 9.15	15.68 to 15.95	14.40 to 14.55	11.18 to 11.23
Assets, end of period $ (000’s)	431	353	1,049	480	255
Investment income ratio*	2.19%	2.38%	5.24%	1.51%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	35.10% to 35.94%	(43.00%) to (42.64%)	8.93% to 9.61%	28.79% to 29.61%	11.79% to 12.25%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	15	15	17	14	—
Units issued	5	1	1	3	15
Units redeemed	(1)	(1)	(3)	—	(1)

Units, end of period (000’s)	19	15	15	17	14

Unit value, end of period $	11.98 to 12.33	10.72 to 10.97	10.96 to 11.15	10.39 to 10.50	10.08 to 10.13
Assets, end of period $ (000’s)	239	161	169	174	146
Investment income ratio*	5.77%	6.83%	9.40%	5.71%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	11.74% to 12.43%	(2.23%) to (1.61%)	5.56% to 6.23%	3.00% to 3.64%	0.85% to 1.27%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	22	21	25	22	12
Units issued	4	11	2	7	12
Units redeemed	(3)	(10)	(6)	(4)	(2)

Units, end of period (000’s)	23	22	21	25	22

Unit value, end of period $	21.05 to 22.97	15.42 to 16.72	30.40 to 32.76	22.61 to 26.80	20.84 to 24.69
Assets, end of period $ (000’s)	448	319	600	572	454
Investment income ratio*	0.64%	0.02%	0.36%	0.58%	0.60%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	36.54% to 37.41%	(49.29%) to (48.97%)	21.67% to 22.43%	7.84% to 8.52%	13.21% to 17.20%

(aw)	Renamed on November 16, 2009. Formerly known as Turner Core Growth Trust.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	—	—	—	—	—
Units issued	—	—	3	—	—
Units redeemed	—	—	(3)	—	—

Units, end of period (000’s)	—	—	—	—	—

Unit value, end of period $	9.97 to 10.27	7.66 to 7.84	12.75 to 12.96	12.63 to 12.77	11.12 to 11.16
Assets, end of period $ (000’s)	4	2	2	1	—
Investment income ratio*	2.06%	2.11%	0.14%	0.81%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	30.20% to 31.02%	(39.93%) to (39.55%)	0.90% to 1.53%	13.67% to 14.38%	11.16% to 11.62%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	47	20	7	11	—
Units issued	81	31	14	12	17
Units redeemed	(35)	(4)	(1)	(16)	(6)

Units, end of period (000’s)	93	47	20	7	11

Unit value, end of period $	9.67 to 9.96	8.79 to 9.00	13.80 to 14.03	13.30 to 13.43	11.53 to 11.58
Assets, end of period $ (000’s)	927	424	280	90	122
Investment income ratio*	1.72%	2.48%	1.38%	0.74%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	10.01% to 10.68%	(36.29%) to (35.89%)	3.80% to 4.45%	15.30% to 16.03%	15.31% to 15.78%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (e)	Year Ended Dec. 31/05 (a)
Units, beginning of period	41	40	32	1	—
Units issued	10	9	11	33	1
Units redeemed	(9)	(8)	(3)	(2)	—

Units, end of period (000’s)	42	41	40	32	1

Unit value, end of period $	11.08 to 11.41	8.22 to 8.41	14.26 to 14.50	13.21 to 13.34	11.51 to 11.55
Assets, end of period $ (000’s)	473	343	569	427	7
Investment income ratio*	1.19%	1.95%	9.76%	0.66%	0.09%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	34.84% to 35.70%	(42.36%) to (42.00%)	7.99% to 8.66%	14.76% to 15.48%	15.07% to 15.55%

(e)	Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)	Year Ended Dec. 31/05 (a)
Units, beginning of period	3,459	321	258	75	—
Units issued	254	3,344	96	192	79
Units redeemed	(569)	(206)	(33)	(9)	(4)

Units, end of period (000’s)	3,144	3,459	321	258	75

Unit value, end of period $	11.51 to 11.85	8.85 to 9.06	12.97 to 13.19	12.24 to 12.37	10.92 to 10.97
Assets, end of period $ (000’s)	85,993	74,429	4,175	3,163	817
Investment income ratio*	4.40%	7.13%	7.71%	3.61%	0.14%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	30.08% to 30.89%	(31.76%) to (31.33%)	5.94% to 6.60%	12.09% to 12.80%	9.21% to 9.67%

(f)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)
Units, beginning of period	7	1	1	—
Units issued	2	6	—	1
Units redeemed	—	—	—	—

Units, end of period (000’s)	9	7	1	1

Unit value, end of period $	11.80 to 12.15	9.76 to 9.99	11.62 to 11.81	11.09 to 11.21
Assets, end of period $ (000’s)	98	65	12	11
Investment income ratio*	6.05%	16.32%	8.08%	0.13%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	20.87% to 21.63%	(15.95%) to (15.43%)	4.69% to 5.35%	7.77% to 8.44%

(i)	Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/05 (a)
Units, beginning of period	317	301	244	96	—
Units issued	66	70	130	172	97
Units redeemed	(90)	(54)	(73)	(24)	(1)

Units, end of period (000’s)	293	317	301	244	96

Unit value, end of period $	11.31 to 11.64	8.53 to 8.73	13.53 to 13.76	12.66 to 12.79	11.22 to 11.26
Assets, end of period $ (000’s)	3,353	2,723	4,095	3,092	1,074
Investment income ratio*	3.29%	2.73%	8.09%	4.41%	0.11%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	32.49% to 33.33%	(36.93%) to (36.54%)	6.88% to 7.55%	12.88% to 13.58%	12.15% to 12.62%

(g)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)	Year Ended Dec. 31/05 (a)
Units, beginning of period	16	20	13	8	—
Units issued	17	22	13	6	9
Units redeemed	(18)	(26)	(6)	(1)	(1)

Units, end of period (000’s)	15	16	20	13	8

Unit value, end of period $	11.55 to 11.90	9.14 to 9.35	12.13 to 12.33	11.58 to 11.71	10.55 to 10.60
Assets, end of period $ (000’s)	168	143	245	155	84
Investment income ratio*	3.84%	2.92%	9.26%	3.40%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	26.39% to 27.18%	(24.64%) to (24.16%)	4.70% to 5.34%	9.80% to 10.49%	5.51% to 5.96%

(h)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	31	17	27	10	—
Units issued	23	21	6	17	11
Units redeemed	(29)	(7)	(16)	—	(1)

Units, end of period (000’s)	25	31	17	27	10

Unit value, end of period $	12.46 to 13.07	9.17 to 9.56	14.50 to 15.02	13.57 to 13.97	12.44 to 12.73
Assets, end of period $ (000’s)	334	300	260	378	131
Investment income ratio*	0.97%	1.33%	1.24%	0.54%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	35.90% to 36.74%	(36.76%) to (36.36%)	6.88% to 7.55%	9.07% to 9.74%	16.78% to 17.28%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Mid Cap Intersection Trust
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (q)
Units, beginning of period	1	—
Units issued	1	1
Units redeemed	(2)	—

Units, end of period (000’s)	—	1

Unit value, end of period $	6.78 to 6.89	5.35 to 5.40
Assets, end of period $ (000’s)	—	4
Investment income ratio*	1.62%	1.36%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	26.90% to 27.59%	(42.36%) to (42.00%)

(au)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(q)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	384	405	419	438	—
Units issued	34	107	25	26	473
Units redeemed	(48)	(128)	(39)	(45)	(35)

Units, end of period (000’s)	370	384	405	419	438

Unit value, end of period $	33.04 to 36.43	25.29 to 27.71	45.24 to 49.27	24.85 to 39.87	21.87 to 35.07
Assets, end of period $ (000’s)	12,316	9,764	18,435	15,518	14,352
Investment income ratio*	0.00%	0.00%	0.01%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	30.65% to 31.47%	(44.10%) to (43.75%)	22.82% to 23.59%	12.95% to 13.66%	26.69% to 27.23%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	2	2	2	1	—
Units issued	—	2	1	1	5
Units redeemed	(2)	(2)	(1)	—	(4)

Units, end of period (000’s)	—	2	2	2	1

Unit value, end of period $	8.04 to 8.24	7.60 to 7.78	12.55 to 12.76	12.54 to 12.67	11.23 to 11.28
Assets, end of period $ (000’s)	—	15	30	22	11
Investment income ratio*	1.37%	1.98%	1.20%	0.69%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	5.75% to 5.96%	(39.43%) to (39.05%)	0.10% to 0.72%	11.60% to 12.30%	12.35% to 12.82%

(am)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (s)
Units, beginning of period	323	455	447	650	692
Units issued	48	213	44	35	52
Units redeemed	(24)	(345)	(36)	(238)	(94)

Units, end of period (000’s)	347	323	455	447	650

Unit value, end of period $	19.28 to 20.74	13.27 to 14.18	20.43 to 21.71	20.46 to 21.60	17.11 to 17.95
Assets, end of period $ (000’s)	6,754	4,322	9,361	9,204	11,161
Investment income ratio*	0.70%	1.80%	2.28%	0.32%	0.04%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	45.36% to 46.27%	(35.08%) to (34.67%)	(0.12%) to 0.51%	19.60% to 20.34%	6.71% to 10.80%

(s)	Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (r)
Units, beginning of period	711	692	659	608	559
Units issued	232	356	261	305	312
Units redeemed	(270)	(337)	(228)	(254)	(263)

Units, end of period (000’s)	673	711	692	659	608

Unit value, end of period $	16.30 to 17.34	16.33 to 17.26	16.09 to 16.90	3.76 to 21.40	3.61 to 20.56
Assets, end of period $ (000’s)	22,792	24,427	23,491	22,336	20,449
Investment income ratio*	0.48%	2.09%	4.72%	4.61%	2.92%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(0.15%) to 0.47%	1.48% to 2.12%	4.18% to 4.82%	4.06% to 4.70%	0.74% to 2.96%

(r)	Renamed on May 2, 2005. Formerly known as Money Market Trust.

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	23	18	17	8	—
Units issued	6	7	5	12	12
Units redeemed	(6)	(2)	(4)	(3)	(4)

Units, end of period (000’s)	23	23	18	17	8

Unit value, end of period $	17.83 to 18.36	11.27 to 11.53	23.43 to 23.82	16.74 to 16.92	13.78 to 13.83
Assets, end of period $ (000’s)	414	266	415	293	107
Investment income ratio*	1.15%	0.73%	1.16%	0.42%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	58.23% to 59.23%	(51.90%) to (51.60%)	39.93% to 40.81%	21.55% to 22.32%	37.75% to 38.32%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ac)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	1,658	1	—	—	—
Units issued	117	1,785	1	—	—
Units redeemed	(268)	(128)	—	—	—

Units, end of period (000’s)	1,507	1,658	1	—	—

Unit value, end of period $	9.73 to 10.02	7.63 to 7.81	13.50 to 13.73	13.09 to 13.22	11.43 to 11.47
Assets, end of period $ (000’s)	162,665	141,991	15	4	—
Investment income ratio*	1.45%	0.95%	1.42%	1.61%	6.22%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	27.56% to 28.35%	(43.48%) to (43.12%)	3.17% to 3.82%	14.52% to 15.24%	14.28% to 14.75%

(ac)	Renamed on April 28, 2008. Formerly known as Quantitative All Cap Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Optimized Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (q)
Units, beginning of period	—	—	—	—
Units issued	—	—	—	—
Units redeemed	—	—	—	—

Units, end of period (000’s)	—	—	—	—

Unit value, end of period $	9.19 to 9.46	7.42 to 7.60	12.69 to 12.91	13.47 to 13.61
Assets, end of period $ (000’s)	—	—	—	—
Investment income ratio*	2.44%	3.49%	2.44%	0.36%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	23.77% to 24.53%	(41.51%) to (41.15%)	(5.75%) to (5.17%)	20.62% to 21.36%

(ad)	Renamed on April 28, 2008. Formerly known as Quantitative Value Trust.
(q)	Fund available in prior year but no activity.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Overseas Equity Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (t)
Units, beginning of period	2,562	2,614	2,640	2,660	2,739
Units issued	25	25	47	52	56
Units redeemed	(81)	(77)	(73)	(72)	(135)

Units, end of period (000’s)	2,506	2,562	2,614	2,640	2,660

Unit value, end of period $	14.92 to 16.25	11.48 to 12.42	19.93 to 21.43	17.82 to 19.04	14.93 to 15.90
Assets, end of period $ (000’s)	37,610	29,563	52,357	47,256	39,986
Investment income ratio*	2.20%	2.08%	2.39%	0.88%	0.52%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	30.02% to 30.83%	(42.41%) to (42.05%)	11.83% to 12.53%	19.02% to 19.76%	17.67% to 21.26%

(t)	Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

	Sub-Account
	Pacific Rim Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	6	6	3	5	—
Units issued	1	1	6	9	5
Units redeemed	—	(1)	(3)	(11)	—

Units, end of period (000’s)	7	6	6	3	5

Unit value, end of period $	11.88 to 12.23	9.04 to 9.25	15.14 to 15.40	13.95 to 14.10	12.63 to 12.68
Assets, end of period $ (000’s)	82	58	86	37	61
Investment income ratio*	1.17%	1.87%	1.57%	1.43%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	31.35% to 32.20%	(40.30%) to (39.92%)	8.51% to 9.19%	10.53% to 11.22%	26.26% to 26.79%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	202	247	245	271	—
Units issued	20	52	33	18	298
Units redeemed	(27)	(97)	(31)	(44)	(27)

Units, end of period (000’s)	195	202	247	245	271

Unit value, end of period $	37.07 to 63.50	28.64 to 48.75	47.55 to 80.44	8.75 to 95.27	6.37 to 68.95
Assets, end of period $ (000’s)	13,651	11,272	22,279	26,964	21,947
Investment income ratio*	3.58%	3.72%	2.77%	1.79%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	29.45% to 30.26%	(39.77%) to (39.39%)	(16.09%) to (15.56%)	37.31% to 38.17%	13.36% to 13.84%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	9	8	10	8	—
Units issued	4	5	2	2	8
Units redeemed	(3)	(4)	(4)	—	—

Units, end of period (000’s)	10	9	8	10	8

Unit value, end of period $	11.47 to 11.81	9.66 to 9.88	10.96 to 11.14	9.90 to 10.01	9.92 to 9.96
Assets, end of period $ (000’s)	125	89	93	96	83
Investment income ratio*	9.36%	0.65%	6.44%	2.54%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	18.80% to 19.54%	(11.85%) to (11.30%)	10.66% to 11.36%	(0.20%) to 0.43%	(0.80%) to (0.37%)

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	7	7	6	3	—
Units issued	1	1	6	4	3
Units redeemed	—	(1)	(5)	(1)	—

Units, end of period (000’s)	8	7	7	6	3

Unit value, end of period $	12.65 to 13.02	7.73 to 7.91	14.00 to 14.24	11.78 to 11.90	11.23 to 11.27
Assets, end of period $ (000’s)	94	54	93	67	38
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	63.55% to 64.57%	(44.77%) to (44.42%)	18.88% to 19.62%	4.95% to 5.60%	12.25% to 12.73%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Short-Term Bond Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	369	340	361	371	406
Units issued	45	52	13	20	31
Units redeemed	(44)	(23)	(34)	(30)	(66)

Units, end of period (000’s)	370	369	340	361	371

Unit value, end of period $	16.69 to 18.41	14.09 to 15.45	17.49 to 19.05	15.59 to 18.45	14.92 to 17.65
Assets, end of period $ (000’s)	6,595	5,569	6,350	6,523	6,415
Investment income ratio*	5.36%	7.86%	9.55%	3.41%	1.56%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	18.47% to 19.21%	(19.43%) to (18.92%)	2.61% to 3.25%	3.88% to 4.55%	1.53% to 2.19%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (u)
Units, beginning of period	682	705	738	774	764
Units issued	103	64	52	86	98
Units redeemed	(113)	(87)	(85)	(122)	(88)

Units, end of period (000’s)	672	682	705	738	774

Unit value, end of period $	14.62 to 15.92	10.94 to 11.84	18.21 to 19.59	15.99 to 17.19	14.10 to 15.15
Assets, end of period $ (000’s)	9,923	7,511	12,901	11,911	11,082
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	33.63% to 34.46%	(39.92%) to (39.54%)	13.27% to 13.98%	12.75% to 13.47%	16.61% to 23.35%

(u)	Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	28	59	147	17	—
Units issued	4	8	5	131	17
Units redeemed	(5)	(39)	(93)	(1)	—

Units, end of period (000’s)	26	28	59	147	17

Unit value, end of period $	8.53 to 12.74	6.77 to 10.05	10.28 to 15.16	10.56 to 15.48	9.04 to 13.16
Assets, end of period $ (000’s)	258	224	658	1,601	189
Investment income ratio*	0.85%	0.91%	1.40%	0.56%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	25.92% to 26.70%	(34.12%) to (33.70%)	(2.68%) to (2.07%)	16.89% to 17.64%	16.19% to 16.68%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	—	—	1	—	—
Units issued	25	—	—	1	3
Units redeemed	(7)	—	(1)	—	(3)

Units, end of period (000’s)	18	—	—	1	—

Unit value, end of period $	8.94 to 9.21	6.72 to 6.87	11.68 to 11.87	12.72 to 12.85	11.59 to 11.63
Assets, end of period $ (000’s)	167	1	4	7	2
Investment income ratio*	0.00%	2.18%	1.98%	0.61%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	33.19% to 34.03%	(42.50%) to (42.13%)	(8.18%) to (7.60%)	9.78% to 10.47%	15.86% to 16.32%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	49	57	53	48	42
Units issued	37	12	11	12	18
Units redeemed	(7)	(20)	(7)	(7)	(12)

Units, end of period (000’s)	79	49	57	53	48

Unit value, end of period $	19.38 to 32.75	15.14 to 25.43	20.61 to 34.40	21.36 to 35.44	18.02 to 29.70
Assets, end of period $ (000’s)	1,958	956	1,463	1,407	1,064
Investment income ratio*	0.73%	1.30%	1.04%	0.11%	0.14%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	27.98% to 28.79%	(26.53%) to (26.07%)	(3.52%) to (2.92%)	18.58% to 19.32%	8.53% to 14.00%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	7	5	4	—	—
Units issued	2	8	1	5	4
Units redeemed	(1)	(6)	—	(1)	(4)

Units, end of period (000’s)	8	7	5	4	—

Unit value, end of period $	12.00 to 12.36	9.45 to 9.67	13.03 to 13.25	13.27 to 13.41	11.56 to 11.61
Assets, end of period $ (000’s)	103	69	62	58	—
Investment income ratio*	0.42%	0.77%	0.19%	0.11%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	27.02% to 27.82%	(27.49%) to (27.05%)	(1.75%) to (1.14%)	14.79% to 15.50%	15.58% to 16.07%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Smaller Company Growth Trust
Year Ended Dec. 31/09 (ai)
Units, beginning of period	—
Units issued	—
Units redeemed	—

Units, end of period (000’s)	—

Unit value, end of period $	10.51 to 10.52
Assets, end of period $ (000’s)	3
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%
Total return, lowest to highest***	5.14% to 5.22%

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Strategic Bond Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	6	11	23	—	—
Units issued	—	1	3	24	—
Units redeemed	(1)	(6)	(15)	(1)	—

Units, end of period (000’s)	5	6	11	23	—

Unit value, end of period $	11.06 to 11.39	9.02 to 9.23	10.81 to 10.99	10.87 to 10.99	10.22 to 10.27
Assets, end of period $ (000’s)	60	52	124	255	4
Investment income ratio*	8.24%	6.83%	7.57%	6.86%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	22.66% to 23.45%	(16.59%) to (16.07%)	(0.59%) to 0.02%	6.37% to 7.05%	2.22% to 2.66%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Income Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	7	—	—	—	—
Units issued	8	8	—	—	5
Units redeemed	(8)	(1)	—	—	(5)

Units, end of period (000’s)	7	7	—	—	—

Unit value, end of period $	12.75 to 13.13	10.12 to 10.36	11.14 to 11.33	10.59 to 10.70	10.24 to 10.28
Assets, end of period $ (000’s)	99	71	4	3	—
Investment income ratio*	8.95%	43.94%	2.92%	5.43%	0.15%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	25.99% to 26.78%	(9.14%) to (8.57%)	5.17% to 5.85%	3.41% to 4.08%	2.39% to 2.83%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (v)	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	861	991	915	847	841
Units issued	89	128	114	110	75
Units redeemed	(57)	(258)	(38)	(42)	(69)

Units, end of period (000’s)	893	861	991	915	847

Unit value, end of period $	17.80 to 19.14	16.85 to 18.01	16.03 to 17.03	15.06 to 15.89	14.56 to 15.27
Assets, end of period $ (000’s)	16,518	15,031	16,329	14,087	12,589
Investment income ratio*	5.33%	4.68%	10.08%	3.47%	1.59%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	5.63% to 6.29%	5.13% to 5.79%	6.45% to 7.13%	3.42% to 4.07%	1.77% to 2.54%

(v)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	39	30	31	11	—
Units issued	27	22	6	21	13
Units redeemed	(25)	(13)	(7)	(1)	(2)

Units, end of period (000’s)	41	39	30	31	11

Unit value, end of period $	13.87 to 14.46	12.27 to 12.71	12.02 to 12.37	11.13 to 11.39	10.81 to 10.99
Assets, end of period $ (000’s)	590	493	366	355	120
Investment income ratio*	4.68%	5.09%	7.62%	3.27%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	12.99% to 13.71%	2.11% to 2.76%	7.94% to 8.61%	3.01% to 3.67%	1.00% to 1.42%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	23	29	32	31	—
Units issued	3	3	4	6	63
Units redeemed	(4)	(9)	(7)	(5)	(32)

Units, end of period (000’s)	22	23	29	32	31

Unit value, end of period $	11.36 to 39.42	8.87 to 30.58	14.20 to 48.65	13.58 to 46.25	11.85 to 40.10
Assets, end of period $ (000’s)	544	422	761	733	585
Investment income ratio*	1.68%	1.62%	2.29%	0.97%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	28.12% to 28.93%	(37.54%) to (37.15%)	4.54% to 5.19%	14.61% to 15.33%	10.67% to 11.14%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. Government Securities Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	89	1	—	—	—
Units issued	26	89	1	—	—
Units redeemed	(34)	(1)	—	—	—

Units, end of period (000’s)	81	89	1	—	—

Unit value, end of period $	11.30 to 13.51	10.48 to 12.45	10.70 to 12.64	10.43 to 12.24	10.05 to 11.72
Assets, end of period $ (000’s)	925	939	18	2	—
Investment income ratio*	3.05%	11.59%	13.68%	4.41%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	7.81% to 8.49%	(2.05%) to (1.44%)	2.62% to 3.25%	3.74% to 4.39%	0.52% to 0.96%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (q)
Units, beginning of period	27	—
Units issued	33	29
Units redeemed	(31)	(2)

Units, end of period (000’s)	29	27

Unit value, end of period $	13.25 to 13.65	9.10 to 9.31
Assets, end of period $ (000’s)	390	246
Investment income ratio*	10.44%	12.89%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	45.72% to 46.65%	(21.35%) to (20.85%)

(q)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Large Cap Trust
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	—	—	—	—	—
Units issued	—	—	—	15	—
Units redeemed	—	—	—	(15)	—

Units, end of period (000’s)	—	—	—	—	—

Unit value, end of period $	7.33 to 7.51	7.40 to 7.57	12.17 to 12.37	12.28 to 12.41	11.16 to 11.21
Assets, end of period $ (000’s)	—	3	2	1	—
Investment income ratio*	0.73%	3.29%	1.42%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(0.95%) to (0.75%)	(39.22%) to (38.85%)	(0.88%) to (0.26%)	9.99% to 10.68%	11.62% to 12.09%

(ao)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

12.	Financial Highlights

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	15	23	12	10	—
Units issued	2	4	15	2	10
Units redeemed	(2)	(12)	(4)	—	—

Units, end of period (000’s)	15	15	23	12	10

Unit value, end of period $	15.42 to 15.88	11.62 to 11.89	19.01 to 19.33	15.01 to 15.17	11.53 to 11.57
Assets, end of period $ (000’s)	235	176	440	179	115
Investment income ratio*	5.01%	3.02%	2.55%	2.18%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	32.76% to 33.58%	(38.88%) to (38.50%)	26.64% to 27.43%	30.25% to 31.06%	15.25% to 15.73%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, beginning of period	2	1	—	—	—
Units issued	66	1	1	—	—
Units redeemed	(54)	—	—	—	—

Units, end of period (000’s)	14	2	1	—	—

Unit value, end of period $	12.21 to 12.57	8.70 to 8.90	14.80 to 15.05	13.76 to 13.90	11.44 to 11.48
Assets, end of period $ (000’s)	163	15	17	6	—
Investment income ratio*	2.67%	1.44%	1.84%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	40.31% to 41.19%	(41.21%) to (40.84%)	7.60% to 8.26%	20.28% to 21.03%	14.36% to 14.84%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust B which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C

OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) (1) Resolution of the Board of Directors establishing Separate Account UV is filed herewith.

(2) Resolution of Board of Directors of John Hancock Life Insurance Company (U.S.A.) accepting the intact transfer of John Hancock Variable Life Account UV from John Hancock Life Insurance Company, incorporated by reference to the Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(b) Not applicable.

(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number
333-157212, filed with the Commission on April 7, 2009.

(2) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) John Hancock Life Insurance Company of New York, John Hancock Distributors, incorporated by reference to pre-effective amendment number 2, file number 333-148991, filed with the Commission on October 7, 2008. List of third party broker-dealer firms included as Attachment A, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.

(d) (1) Form of Policy Endorsement for John Hancock Variable Life Insurance Company dated December 31, 2009, incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010 and form of Policy Endorsement dated 2009 is filed herewith.

(2) Form of specimen flexible variable life insurance policy for Flex V1, incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(3) Form of specimen Disability Benefit Payment of Required Premiums Rider, incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(4) Form of specimen Accidental Death Benefit Provision Additional Fixed Benefti Rider, incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(5) Form of specimen Children’s Insurance Benefit Rider, incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(6) Form of specimen Yearly Renewable Decreasgin Term Benefit Rider, incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(7) Form of specimen Applicant Payment of Premium Benefit Rider, incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(8) Form of specimen Yearly Renewable Term Benefit Rider, incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(e) Form of specimen policy application, incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(2) By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment no. 1 file number
333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment no. 1 file number
333-126668, filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9 file number
333-85284, filed with the Commission in April, 2007.

(g) (1) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(g) (2) Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Insurance Policies between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to the Initial Registration Statement file number 333-164150 filed with the Commission on January 4, 2010.

(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to the Initial Registration Statement file number 333-164150 filed with the Commission on January 4, 2010.

(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company dated April 28, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(j) Not applicable.

(k) Opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to the Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n) (1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit A(6) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

Powers of Attorney

(i) Powers of Attorney for Thomas Borshoff, James R. Boyle, John D. DesPrez III, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Bradford J. Race, Jr., Rex Schlaybaugh, Jr. and John G. Vrysen are incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor

Directors
Thomas Borshoff
536 Stone Road
Pittsford, NY 14534	Director
James R. Boyle
601 Congress Street
Boston, MA 02210	Director and President
John D. DesPrez III
601 Congress Street
Boston, MA 02210	Director, Chairman and Chief Executive Officer
Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078	Director
James D. Gallagher
601 Congress Street
Boston, MA 02210	Director and Executive Vice President
Scott S. Hartz
197 Clarendon Street	Director, Executive Vice President and Chief Investment
Boston, MA 02116	Officer - U.S. Investments
Bradford J. Race, Jr.
1301 Avenue of the Americas, 32nd Floor
New York, NY 10019	Director
Rex E. Schlaybaugh, Jr.
400 Renaissance Center
Detroit, Michigan 48243	Director
John G. Vrysen
601 Congress Street
Boston, MA 02210	Director and Senior Vice President
Executive Vice Presidents
Jonathan Chiel*	and General Counsel
Marc Costantini*
Steven A. Finch**
Marianne Harrison**
Peter Levitt****	and Treasurer
Katherine MacMillan****
Stephen R. McArthur***
Hugh McHaffie*
Senior Vice Presidents
Bob Diefenbacher**
Peter Gordon**
Allan Hackney*	and Chief Information Officer
Naveed Irshad***
Gregory Mack†
Ronald J. McHugh*
Lynne Patterson*	and Chief Financial Officer
Craig R. Raymond*
Diana L. Scott*
Alan R. Seghezzi**
Bruce R. Speca*
Tony Teta**
Brooks Tingle**
Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
Roy V. Anderson*
John C. S. Anderson**
Arnold Bergman*

Name and Principal Business Address	Position with Depositor
Stephen J. Blewitt**
Robert Boyda*
John E. Brabazon**
George H. Braun**
Thomas Bruns††
Tyler Carr*
Robert T. Cassato*
Joseph Catalano†††
Philip Clarkson**
Kevin J. Cloherty*
Brian Collins**
Art Creel*
George Cushnie****
John J. Danello*
Willma Davis**
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Lynn L. Dyer**	Counsel and Chief Compliance Officer - U.S. Investments
John Egbert*
David Eisan*****
Edward Eng****
Carol Nicholson Fulp*
Paul Gallagher**
Wayne A. Gates*****
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Dennis Healy**
Kevin Hill**
E. Kendall Hines**
Eugene Xavier Hodge, Jr.**
James C. Hoodlet**
Terri Judge**
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
and Chief Compliance Officer - Retail Funds/Separate
Frank Knox*	Accounts
Jonathan Kutrubes*
Cynthia Lacasse**
Denise Lang***
Robert Leach*
David Longfritz*
Nathaniel I. Margolis**
John Maynard**
Steven McCormick****
Janis K. McDonough**
Scott A. McFetridge**
William McPadden**
Peter J. Mongeau**
Steven Moore****
Curtis Morrison**
Colm D. Mullarkey**
Tom Mullen*
Scott Navin**
Nina Nicolosi*
James O’Brien**
Frank O’Neill*
Jacques Ouimet**

Name and Principal Business Address	Position with Depositor
Gary M. Pelletier**
Steven Pinover*
David Plumb**
Krishna Ramdial****	and Treasury
S. Mark Ray**
Jill Rebman***
Mark Rizza*
Ian R. Roke*
Andrew Ross****
Thomas Samoluk*
Martin Sheerin**
Gordon Shone*
Jonnie Smith††††
Yiji S. Starr*
Gaurav Upadhya***
Simonetta Vendittelli*****
Peter de Vries†††††
Karen Walsh*
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*	and Controller
Henry Wong**
Randy Zipse**

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02117

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 380 Stuart Street, Boston, MA 02117

†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221

††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515

†††Principal Business is 333 West Everett Street, Milwaukee, Wisconsin 53203

††††Principal Business is 164 Corporate Drive, Portsmouth, NH 03801

†††††Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock USA, operated as a unit investment trust. Registrant supports benefits payable under John Hancock USA’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock USA appears below:

Subsidiary Name

AIMV, LLC (Delaware)

Baystate Investments, LLC (Delaware)

Declaration Management & Research LLC (Delaware)

Essex Corporation (New York)

Essex Holding Company, Inc. (New York)

Frigate, LLC (Delaware)

Fusion Clearing, Inc (New York)

Hancock Capital Investment Management, LLC (Delaware)

Hancock Capital Investment IV LLC (Delaware)

Hancock Capital Management, LLC (Delaware)

Hancock Forest Management (NZ) Limited (New England)

Hancock Forest Management, Inc. (Delaware)

Hancock Mezzanine Investments, LLC (Delaware)

Hancock Mezzanine Investments II, LLC (Delaware)

Hancock Mezzanine Investments III, LLC (Delaware)

Hancock Natural Resource Group Australia Pty Limited (Australia)

Hancock Natural Resource Group, Inc. (Delaware)

Hancock Venture Partners, Inc. (Delaware)

HVP Special Purpose Sub I, Inc. (Delaware)

HVP Special Purpose Sub II, Inc. (Delaware)

HVP-Russia, Inc. (Delaware)

International Forest Investments Ltd. (Cayman Islands)

JH Networking Insurance Agency, Inc. (Massachusetts)

JHFS One Corp. (Massachusetts)

JHLICO CIP Investments, LLC (Delaware)

John Hancock Advisers LLC(Delaware)

John Hancock Assignment Company (Delaware)

John Hancock Distributors LLC (Delaware)

John Hancock Energy Resources Management Inc. (Delaware)

John Hancock Financial Network, Inc. (Massachusetts)

John Hancock Funds LLC (Delaware)

John Hancock Investment Management Services, LLC (Delaware)

John Hancock Life & Health Insurance Company (Delaware)

John Hancock Life Insurance Company of New York

John Hancock Leasing Corporation (Delaware)

John Hancock Property and Casualty Holding Company (Delaware)

John Hancock Real Estate Finance, Inc. (Delaware)

John Hancock Realty Advisors, Inc. (Delaware)

John Hancock Realty Management Inc. (Delaware)

John Hancock Signature Services, Inc.(Delaware)

John Hancock Subsidiaries LLC (Delaware)

John Hancock Timber Resource Corporation (Delaware)

JHUSA CIP Investments, LLC (Delaware)

Long Term Care Partners, LLC (Delaware)

LR Company, LLC (Delaware)

LVI, LLC (Delaware)

Manulife Service Corporation (Colorado)

MFC Global Investment Management (U.S.A.) LLC (Delaware)

New Amsterdam Insurance Agency, Inc. (New York)

P.T. Timber Inc.(New Jersey)

Signator Insurance Agency, Inc. (Massachusetts)

Signator Investors, Inc. (Delaware)

Signature Management Co., Ltd. (Bermuda)

The Berkeley Financial Group LLC (Delaware)

Viking Timber Gerenciamento De Florestas Do Brasil (Brazil)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Variable Annuity Account R	Principal Underwriter
John Hancock Variable Annuity Account T	Principal Underwriter
John Hancock Variable Annuity Account W	Principal Underwriter
John Hancock Variable Annuity Account X	Principal Underwriter
John Hancock Variable Annuity Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors as of April 1, 2010.

Name	Title
Edward Eng****	Board Manager
Steven A. Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker***	Board Manager
Karen Walsh*	Board Manager
Emanuel Alves*	Secretary
Philip Clarkson**	Vice President, U.S. Taxation
Brian Collins***	Vice President, U.S. Taxation
David Crawford***	Assistant Secretary
Vice President, Product Development Retirement Plan
Edward Eng****	Services
Steven A. Finch**	Chairman
Peter Levitt****	Senior Vice President, Treasurer
Heather Justason***	Chief Operating Officer
Jeff Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Assistant Vice President and Chief Compliance Officer
Krishna Ramdial****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	President and Chief Executive Officer

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02117

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston, Massachusetts, as of the 27th day of April, 2010.

John Hancock Variable Life Account UV

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ James R. Boyle

James R. Boyle

Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(Depositor)

By: /s/ James R. Boyle

James R. Boyle

Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 27th day of April, 2010.

Signatures	Title
/s/ Jeffery J. Whitehead Jeffery J. Whitehead	Vice President and Controller

/s/ Lynne Patterson Lynne Patterson	Senior Vice President and Chief Financial Officer

* Thomas Borshoff	Director

* James R. Boyle	Director

* John D. DesPrez III	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Bradford J. Race, Jr.	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

/s/ James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

May, 2010

This disclosure is distributed to policy owners of variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Variable Life Account UV (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock USA Service Office for more information at 1-800-827-4546 or write to us at 197 Clarendon Street, Boston, MA. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.

The investment options listed below are offered under variable life insurance policies bearing the title Annual Premium Variable Life.

Active Bond	Lifestyle Balanced	Optimized All Cap
Blue Chip Growth	Money Market B	Real Estate Securities
International Equity Index B

The investment options listed below are offered under variable life insurance policies bearing the following titles: Medallion Variable Life, Flex V1, and Flex V2.

500 Index B	International Equity Index B	Mid Value
Active Bond	International Value	Money Market B
Blue Chip Growth	Lifestyle Balanced	Optimized All Cap
Capital Appreciation	Lifestyle Growth	Real Estate Securities
Emerging Markets Value	Lifestyle Moderate	Short Term Government Income
Equity-Income	Mid Cap Index	Small Cap Growth
Global Bond	Mid Cap Stock	Total Bond Market B
High Yield		M International Equity
M Large Cap Growth
M Capital Appreciation

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Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: Performance Survivorship Variable Universal Life, Medallion Executive Variable Life III, Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II, Medallion Variable Universal Life Plus, Variable Estate Protection, Variable Estate Protection Plus, Performance Executive Variable Life, Variable Estate Protection Edge, Majestic Performance Survivorship Variable Universal Life, Majestic Variable Universal Life 98, Majestic Variable Estate Protection 98, and Majestic Variable COLI.

500 Index B	Franklin Templeton Founding Allocation	Optimized All Cap
Active Bond	Fundamental Value	Optimized Value
All Cap Core	Global	PIMCO VIT All Asset
All Cap Value	Global Bond	Real Estate Securities
Alpha Opportunities	Health Sciences	Real Return Bond
American Asset Allocation	High Yield	Science & Technology
American Blue Chip Income and Growth	International Core	Short Term Government Income
American Bond	International Equity Index A	Small Cap Growth
American Fundamental Holdings	International Equity Index B	Small Cap Index
American Global Diversification	International Opportunities	Small Cap Opportunities
American Growth	International Small Company	Small Cap Value
American Growth-Income	International Value	Small Company Value
American International	Investment Quality Bond	Smaller Company Growth
American New World	Large Cap	Strategic Bond
Balanced	Large Cap Value	Strategic Income Opportunities
Blue Chip Growth	Lifestyle Aggressive	Total Bond Market B
Capital Appreciation	Lifestyle Balanced	Total Return
Capital Appreciation Value	Lifestyle Conservative	Total Stock Market Index
Core Allocation Plus	Lifestyle Growth	U.S. High Yield Bond
Core Bond	Lifestyle Moderate	Utilities
Core Diversified Growth & Income	Mid Cap Index	Value
Core Strategy	Mid Cap Stock	M Business Opportunity Value
Disciplined Diversification	Mid Value	M Capital Appreciation
Emerging Markets Value	Money Market B	M International Equity
Equity-Income	Natural Resources	M Large Cap Growth
Financial Services

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Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account UV, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account UV (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account UV

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Total annual portfolio operating expenses

The following table shows the minimum and maximum total portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Annual Premium Variable Life policy, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please see the prospectus for the underlying portfolio.

	Minimum	Maximum
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees and other expenses	0.53%	0.81%

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The following table shows the minimum and maximum total portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Medallion Variable Life, Flex V1, and Flex V2 policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please see the prospectus for the underlying portfolio.

	Minimum	Maximum
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees and other expenses	0.49%	1.10%

The following table shows the minimum and maximum total portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Performance Survivorship Variable Universal Life, Medallion Executive Variable Life III, Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II, Medallion Variable Universal Life Plus, Variable Estate Protection, Variable Estate Protection Plus, Performance Executive Variable Life, Variable Estate Protection Edge, Majestic Performance Survivorship Variable Universal Life, Majestic Variable Universal Life 98, Majestic Variable Estate Protection 98, and Majestic Variable COLI policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please see the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/ or service (12b-1) fees, and other expenses[1]	0.49%	6.09%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.57%, respectively.

Table of investment options and investment subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The John Hancock Trust, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth- Income, American Growth, American New World, American Fundamental Holdings, American Global Diversification, American International, and Core Diversified Growth & Income portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, American New World, and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment

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objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The M Business Opportunity Value, M Capital Appreciation, M International Equity, and M Large Cap Growth portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad- based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and MFC Global Investment Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.
All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those within the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

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Portfolio	Portfolio Manager	Investment Objective
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in debt securities that are rated Ba1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S., and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.
American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, and International Fund.
American Global Diversification	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside of the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

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Portfolio	Portfolio Manager	Investment Objective
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The fund may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity- related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment- grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

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Portfolio	Portfolio Manager	Investment Objective
Core Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.
Core Strategy	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other funds of JHT and other investment companies (including exchange traded funds). The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed-Income Securities: 30%	25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the investment committee of the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Investment Management Services, LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

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Portfolio	Portfolio Manager	Investment Objective
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings from one of the ratings agencies listed below (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
		Moody’s:	Ba through C
		S&P’s:	BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies in the particular markets in which the portfolio invests. The portfolio will primarily invest in equity securities of non-U.S. small companies of developed markets, but may hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.

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Portfolio	Portfolio Manager	Investment Objective
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.
Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 50% in underlying funds that invest primarily in equity securities.
Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio invests approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 70% in underlying funds that invest primarily in equity securities.
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a medium- capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

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Portfolio	Portfolio Manager	Investment Objective
Money Market B	MFC Global Investment Management (U.S.A.) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.
Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. The portfolio seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

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Portfolio	Portfolio Manager	Investment Objective
Small Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a small- capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisers LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and medium- capitalization companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in small-capitalzation equity securities.
Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.
Strategic Income Opportunities	MFC Global Investment Management (U.S.), LLC	To seek to maximize total return consistent with current income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, domestic high-yield bonds and investment-grade corporate bonds, and currency instruments.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

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Portfolio	Portfolio Manager	Investment Objective
Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment-grade, including preferred and other convertible securities in below investment- grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities that are investment-grade, and may buy preferred and other convertible securities and bank loans that are investment-grade.
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e. at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Van Kampen Investments	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*
M Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*
M International Equity (a series of M Fund, Inc.)	Brandes Investment Partners, L.P.	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.

*”Wilshire 5000 Total Market Index ®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. ”Russell 1000, ®” “Russell 2000, ®” “Russell 2500, TM” “Russell 1000 Value, ®” “Russell 3000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company. ”S&P 500, ®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

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The indices referred to in the portfolio objectives track companies having the ranges of approximate market capitalization, as of February 26, 2010 (except as otherwise indicated), set out below:

Wilshire 5000 Total Market Index — less than $1 million to $344 billion (as of October 31, 2009)

MSCI All Country World Ex US Index — $544 million to $197.9 billion

Russell 1000 Index — $239 million to $307.3 billion

Russell 1000 Value Index — $239 million to $307.3 billion

Russell 2000 Index — $13 million to $4.6 billion

Russell 2500 Index — $13 million to $10.2 billion

Russell 3000 Index — $13 million to $307.3 billion

Russell MidCap Index — $239 million to $17.5 billion

Russell MidCap Value Index — $239 million to $14.5 billion

S&P 500 Index — $1.3 billion to $324.6 billion (as of April 9, 2010)

S&P MidCap 400 Index — $374 million to $8.1 billion

S&P SmallCap 600 Index — $60 million to $2.8 billion (as of April 9, 2010)

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes, where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

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However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneciriary’s income.) If your policy offers, and you have elected the Long-Term Care Rider, the rider’s benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers, and you have elected the Long-Term Care Rider, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to

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the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

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•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits under the policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit from the date it was issued. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalcuated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

17

In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

SUPPLEMENT DATED MAY 3, 2010

TO

PROSPECTUSES DATED MAY 3, 2010 OR LATER

This Supplement is to be distributed with certain prospectuses dated May 3, 2010 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.). The prospectuses involved bear the title “Flex V1,” “Flex V2,” or “Medallion Variable Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the three additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M International Equity

M Large Cap Growth

M Capital Appreciation

VL 3 FUND M SUPP (5/2010)